Exhibit 10.3

MANUFACTURING SERVICES AGREEMENT

BETWEEN

JABIL CIRCUIT, INC.

AND

ZEBRA TECHNOLOGIES CORPORATION

May 30, 2007

Article III.	MANUFACTURING SERVICES		15

3.1	General Terms		15
3.2	Transfer Plan		15
3.3	Facilities		16
	a.	Designated Facilities	16
	b.	Line Down/Stop Ship	16
	c.	Business Continuity Plan	16
3.4	Tooling		17
	a.	Procurement of Unique Tooling	17
	b.	Ownership and Maintenance of Tooling	17
3.5	[*** Redacted]		18
3.6	[*** Redacted]		18
3.7	Zebra Materials		18
3.8	Other Materials		19
	a.	Approved Materials and Vendors	19
	b.	Manufacturer Direct Purchases	19
	c.	Consignments	19
	d.	Materials Declaration	19
	e.	Inbound Inspections	21
	f.	Last Buys	21
	g.	Initial Transfer of Materials to Manufacturer	21
3.9	Long-Lead Time Materials; Minimum Order Quantities		21
3.10	Destruction of Scrap		21
3.11	Inventory Management		21
	a.	Inventory Tracking	22
	b.	Inventory Reports	22
3.12	Change Orders		22
3.13	Subcontractors		23
3.14	Samples and Inspections		23
	a.	Samples	24
	b.	Inspections	24
3.15	Regulatory Audits/Actions		24
3.16	No Use of Prohibited Labor		24
3.17	Compliance with C-TPAT		25
3.18	Purchase of Materials		25
3.19	Support Life		25

Article IV.	FORECAST, RELEASE AND SHIPPING PROCEDURES		25

4.1	Forecasts		26
4.2	Purchase Order and Releases		26
	a.	Open Purchase Order	26
	b.	Releases	26
	c.	Flexibility of Forecasts and Releases	27

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

	d.	Minimum Order Requirements	27
4.3	Excess Inventory and Obsolete Inventory During the Term		27
	a.	Excess Inventory	27
	b.	Obsolete Inventory	28
	c.	Duty to Minimize	28
	d.	Procedure	28
4.4	Safety Stock		28
4.5	Marking and Shipping Products		28
	a.	During Transfer Plan	28
	b.	After Transfer Plan	29
	c.	Shipping Costs	29
	d.	Deviations in Ship Dates	29
	e.	Marking, Packaging and Shipping Specifications	29
	f.	Title; Risk of Loss	29
	g.	Customs	29
4.6	Non-conforming Products		30
	a.	Inspection; Rejection	30
	b.	Replacement	30
	c.	Short Against Order	30
4.7	Vendor Managed Inventory		31
	a.	Approved Warehouses	31
	b.	Approved Warehouse Procedures	31
	c.	Inventory at Approved Warehouses	31
	d.	Performance at Approved Warehouses	32
4.8	Communications		33

Article V.	PRICING; PAYMENTS		33

5.1	Pricing		33
	a.	Pricing Method	33
	b.	Initial Price	33
	c.	Price Adjustments	33
5.2	Product Costs		34
	a.	Cost Model	34
	b.	Bill of Materials Review	34
	c.	Cost Reduction Initiatives	34
5.3	Invoice and Payment Procedure		34
5.4	Taxes; Fees		35
5.5	Currency		35

Article VI.	CONFIDENTIALITY; PUBLICITY		35

6.1	Confidential Information		35
6.2	Non-Disclosure of Confidential Information		36
6.3	Non-Disclosure of Agreement		36

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

6.4	Exceptions		36
6.5	Return or Destruction of Confidential Information		37
6.6	Publicity		37

Article VII.	REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION		37

7.1	General Representations and Warranties		37
	a.	Corporate Existence and Power	37
	b.	Authorization and Enforcement of Obligations	37
	c.	Consents	38
	d.	No Conflict	38
7.2	Product-Specific Warranties		38
7.3	Epidemic Failures		39
7.4	Certain Representations, Warranties and Covenants of Manufacturer		40
7.5	Disclaimer		40
7.6	Indemnification		41
	a.	Manufacturer’s Indemnities	41
	b.	Zebra’s Indemnities	41
	c.	Notification and Procedure for Claims	41
7.7	Limitation of Liabilities		42
	a.	Exclusion of Consequential Damages	42
	b.	[*** Redacted]	42
	c.	Exceptions Under Law	42
7.8	Remedies under Other Agreements		42
7.9	Insurance		42
	a.	Insurance to be Carried by Manufacturer	42
	b.	Minimum Insurance Requirements	43
	c.	Retentions	43
	d.	[*** Redacted]	43
	e.	[*** Redacted]	43

Article VIII.	TERM AND TERMINATION		43

8.1	Term		43
8.2	Termination for Breach		43
8.3	Additional Termination Rights		44
	a.	Zebra	44
	b.	Manufacturer	44
8.4	Partial Termination		44
8.5	Termination for Insolvency		44
8.6	Effect of Termination		44
	a.	Outstanding Orders	44
	b.	Payments Upon Termination	45
	c.	Duty to Minimize Costs	45
	d.	Outstanding SOWs	45

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

	e.	Materials Transfer	45
	f.	Survival	45

Article IX.	MISCELLANEOUS		46

9.1	Assignment		46
9.2	Successors		46
9.3	No Third Party Beneficiaries		46
9.4	Bankruptcy Events		46
9.5	Dispute Resolution		46
	a.	Exclusive Procedure	46
	b.	Escalation; Arbitration	47
	c.	Executives’ Negotiation	47
	d.	Formal Proceedings	47
	e.	Binding Arbitration	47
	f.	Continued Performance	48
	g.	Confidentiality	48
9.6		Governing Law; Jurisdiction	48
9.7	Relationship of Parties		49
9.8	Notices		49
9.9	Severability		50
9.10	Compliance with Foreign Corrupt Practices Act		50
9.11	Rights and Remedies Cumulative		51
9.12	Further Assurances		51
9.13	Force Majeure		51
	a.	General	51
	b.	Supply Preference	52
9.14	Counterparts		52
9.15	Construction		52
9.16	Consent		53
9.17	Other Terms		53
9.18	Entire Agreement		53
9.19	No Amendment; Waiver		53

Article X.	DEFINITIONS		53

Article XI.	Jabil Circuit		83

11.2	Page 82/9		83
11.3	Page 83/9		84
11.4	Page 84/9		85
11.5	Page 85/9		86
11.6	Page 86/9		87
11.7	Page 87/9		88

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

11.8	Page 88/9	89
11.9	Page 89/9	90
11.10	Page 90/9	92

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBITS

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

MANUFACTURING SERVICES AGREEMENT

This MANUFACTURING SERVICES AGREEMENT (this “Agreement”) is made this 30th day of May, 2007 (“Effective Date”) by and between JABIL CIRCUIT, INC., a Delaware corporation, having a principal place of business at 10560 Dr. Martin Luther King, Jr. Street, North St. Petersburg, Florida 33716, on behalf of itself and its Affiliates (“Manufacturer”), and ZEBRA TECHNOLOGIES CORPORATION, having a principal place of business at 333 Corporate Woods Parkway, Vernon Hills, Illinois 60061 (“Zebra”). Zebra and Manufacturer are, collectively, referred to herein as the “parties,” or individually as a “party.”

A. WHEREAS, Zebra is in the business of designing, developing, manufacturing, distributing, marketing and selling printers, including thermal bar code label and receipt printers, card printers, photo quality thermal dye transfer printers, RFID smart label printers/encoders, label design and integration software, supplies, accessories and certain related products;

B. WHEREAS, Manufacturer is in the business of providing comprehensive design, development, manufacturing, testing, configuring, assembling, packaging, shipping and product management services of electronics components, assemblies and systems;

C. WHEREAS, Zebra desires to purchase certain products from Manufacturer, including PCBAs and Box Builds, and Manufacturer desires to manufacture and sell such products to Zebra, on the terms and conditions set forth in this Agreement; and

D. WHEREAS, Zebra may, from time to time, desire Manufacturer to provide engineering, design or other services related to products under this Agreement, which services will be addressed as set forth in Section 2.1.

NOW THEREFORE, in consideration of foregoing and the other promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manufacturer and Zebra hereby agree and covenant as follows.

Article I.

General Terms And Conditions

1.1	Definitions. Terms used herein with initial capital letters shall have the respective meanings set forth in Article X.

1.2	Appointment of Manufacturer. Zebra hereby appoints Manufacturer, and Manufacturer hereby accepts, the non-exclusive appointment to manufacture the Products for purchase by Zebra, at such times and from time to time as Zebra, in its sole discretion, may request by issuance of a binding forecast per Section 4.1.

1.3	Other Zebra Parties. If Zebra provides Manufacturer with a parental guarantee, Zebra’s Affiliates shall have the right to purchase Products in accordance with the other terms of

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

this Agreement. Any and all pricing that is offered to Zebra shall also be made available to Zebra’s Affiliates.

1.4	Exclusivity. Manufacturer shall not manufacture, package, market or sell any finished Product, or any WIP, component, subassembly, assembly or print engine unique to any finished Product, to or for any Person, anywhere in the world, other than to Zebra or Zebra’s Affiliates.

1.5	Non-competition. Manufacturer acknowledges that Zebra possesses valuable Confidential Information, Technology and Intellectual Property Rights related to the Products, that Zebra derives significant competitive advantage from the foregoing, that Manufacturer will be exposed to Zebra’s Confidential Information and Technology in connection with its obligations under this Agreement and that money damages are insufficient to protect Zebra’s interest in its Confidential Information, Technology and Intellectual Property Rights. Manufacturer further acknowledges that the scope of Zebra’s business is independent of location such that is not practical to limit the restrictions contained in this Section 1.5 to specific countries. Therefore, in order to protect Zebra’s rights in its Confidential Information, Technology and Intellectual Property Rights, and the value of Zebra’s business, to the extent permitted by applicable Laws, [*** Redacted] Manufacturer acknowledges that the restrictions contained in this Section 1.5 are reasonable in all respects, necessary to protect Zebra’s Confidential Information, Technology and Intellectual Property Rights, constitute a material inducement of Zebra to enter into this Agreement and that, without such protection, Zebra’s competitive advantage would be materially adversely affected. If, at the time of enforcement of these provisions, a court or arbitrator’s award permitted by Section 9.5a holds that the restrictions stated in this Section 1.5 are unreasonable under circumstances then existing, the parties agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.

1.6	Most Favored Nation. Manufacturer shall not, anywhere in the world, manufacture, package, market or sell thermal barcode printers or thermal card printers, at lower prices, or on better terms, than those offered to Zebra. If such better terms or pricing are provided to any Person, then Manufacturer shall promptly offer the same pricing or terms to Zebra. At its sole option, Zebra may elect to substitute such pricing or terms for the corresponding pricing or terms herein.

1.7	Competitiveness. Manufacturer understands that Zebra’s purchase of Products under this Agreement is dependent upon the Product pricing remaining competitive with that of other manufacturers and suppliers for thermal barcode printers or thermal card printers. Manufacturer shall be responsible for surveying the industry and benchmarking contract terms (including pricing, inventory levels, flexibility and lead time for Materials) and shall share all such information (including Manufacturer’s internal supply chain management report) in detail with Zebra during the Quarterly Business Review.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

1.8	Quality Data. Manufacturer shall submit to Zebra a mechanism for evaluating and scoring Manufacturer’s performance with respect to the Quality Data, consistent with generally accepted United States industry standards. Manufacturer shall monitor, evaluate and score its performance with respect to all Quality Data and shall provide Zebra with a monthly report of such performance, signed by Manufacturer’s Quality Manager, within five (5) Business Days after the last day of such month. Manufacturer shall discuss each such report with Zebra at the next Quarterly Business Review. Zebra shall have the right to terminate this Agreement for cause for Manufacturer’s failure to achieve performance standards under the Quality Data, subject to the same cure period as provided in Section 8.2.

1.9	Management of the Relationship.

a. Appointment of Project Team. Each party shall initially designate the following personnel with respect to this Agreement: (i) a relationship manager that is a member of its business unit management staff (each a “Relationship Manager”); (ii) a technical contact that is a member of its engineering or product development staff (each a “Technical Manager”); and (iii) a quality manager that is a member of its quality management staff (each a “Quality Manager”). Zebra’s Relationship Manager shall be Zebra’s Commodity Manager, its Technical Manager shall be Zebra’s Director of Manufacturing Engineering and its Quality Manager shall be Zebra’s Director of Operational Quality. Manufacturer’s Relationship Manager shall be Manufacturer’s Business Unit Director, its Technical Manager shall be Manufacturer’s Business Unit Manager and its Quality Manager shall be Manufacturer’s Quality Manager. Each party may change any of such personnel upon notice to the other party.

b. Duties of Project Team. The Relationship Managers, Technical Managers and Quality Managers shall form the project management team (“Project Team”) and shall meet in person or by phone:

(i)	within fifteen (15) Business Days after the Effective Date, to promptly develop a Transfer Plan for the initial PCBA Product transfers and regularly thereafter for follow-on Product, including the criteria set forth in Exhibit C (“Transfer Plan”);

(ii)	each calendar quarter to (A) monitor and review the Quality Data from the previous calendar quarter, (B) review and discuss the results for the previous calendar quarter of the Bill of Materials and cost reduction reviews required by Section 5.2, (C) review and monitor the Stored Inventory held at Approved Warehouses pursuant to Section 4.7c, (D) review and discuss the Long-lead Time Materials, and (E) review the business relationship generally, both forward- and backward- looking (collectively, the “Quarterly Business Review”); and

(iii)	at the reasonable request of either party.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

The Project Team shall attempt to achieve a timely resolution of any issues or potential issues related to this Agreement before such issues escalate into a Dispute between the parties; provided that, any amendments to this Agreement shall only be made in accordance with Section 9.19. Any Dispute arising out of or relating to this Agreement shall be resolved solely in accordance with the procedures specified in Section 9.5.

1.10	Critical Personnel. All employees, contractors and consultants of Manufacturer listed on Exhibit D (the “Critical Personnel”) shall dedicate a majority of their time to performing Services for Zebra. [*** Redacted] Manufacturer shall notify Zebra within two (2) Business Days after becoming aware that any Critical Personnel is reassigned or intends to terminate, or has terminated, his or her employment or engagement with Manufacturer and shall also provide Zebra with all information of which Manufacturer is aware with respect to any new employer of any Critical Personnel if such employer is a competitor of Zebra. Upon Zebra’s request, Manufacturer shall inform any such new employer of the Critical Personnel’s confidentiality obligations under this Agreement.

Article II.

Engineering Services; Intellectual Property

2.1	Value Engineering and Product Design Services.

a. Value Engineering Services; DFX Analysis. On an on-going basis during the Term, using normal workcell resources, Manufacturer shall provide value engineering services and DFX Analysis with respect to existing Products, upon Zebra’s request pursuant to the COR/COA process in Section 3.12 and/or the SOW process in Section 2.2, at no cost to Zebra.

b. Product Design Services. Prior to Manufacturer performing any product design services for Zebra for new Products, the terms and conditions of such services shall be set forth in a mutually agreed upon design services agreement to be negotiated by the parties in good faith; provided that, nothing herein shall obligate either party to enter into any such agreement. If Manufacturer develops a new product for Zebra then, upon Zebra’s request, this Agreement shall be amended to update Exhibit A to add such product to the Products to be manufactured by Manufacturer for Zebra.

c. Prototype and Pilot Run Pricing. Prototypes of Products shall be accommodated by Manufacturer in the selected production plant unless the parties otherwise agree. Prototype pricing shall be agreed by the parties prior to Manufacturer manufacturing the initial prototype. Pilot runs of Products shall be priced at production pricing.

2.2	Statements of Work. An SOW shall be issued for each Product under this Agreement and for Services projects requested by Zebra hereunder. SOW’s shall include, at a minimum (i) the technical and testing specifications for the Product, which specifications shall be included in the Specifications, (ii) a detailed description of any other deliverables to be delivered by Manufacturer to Zebra, (iii) the dates for delivery of the Product and any other deliverables, (iv) testing and acceptance criteria and procedures for the Product and any other deliverables, (v) a mechanism for regularly reporting the project status, as

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

well as any unexpected occurrences, (vi) a detailed estimate of all fees and any NRE Costs in connection with the Product and/or other deliverables, and (vii) the actual cost of any new Unique Tooling required to implement the SOW, which Unique Tooling shall be owned and maintained in accordance with Section 3.4. SOWs shall, upon their execution and delivery, be incorporated into and become a part of this Agreement, and each SOW shall be subject at all times to the terms of this Agreement. Zebra shall have the right to cancel any SOW at any time upon notice to Manufacturer and Manufacturer shall deliver to Zebra all Work Product completed or in progress under such SOW, provided that, subject to Section 5.3 below, Zebra shall pay to Manufacturer all agreed to fees and NRE Costs incurred pursuant to the SOW budget for any Services that are performed to Zebra’s reasonable satisfaction prior to the date of such cancellation, but excluding any non-depreciable NRE Costs for which Manufacturer is responsible pursuant to Section 3.6.

2.3	Zebra Technology.

a. Ownership of Zebra Technology. As between Manufacturer and Zebra, Zebra shall own all right, title and interest in and to all Zebra Technology. Manufacturer and/or Manufacturer’s personnel shall promptly and fully disclose to Zebra all Zebra Technology developed by Manufacturer under this Agreement.

b. Assignment of Zebra Technology. Manufacturer hereby assigns, and agrees to assign, and to cause its employees to assign, to Zebra, all right, title and interest in the Zebra Technology. In addition, all copyrights and copyrightable works included in the Zebra Technology shall be deemed works made for hire pursuant to United States copyright law and/or similar laws of other jurisdictions, and owned by Zebra from the moment of creation. For the avoidance of doubt, to the extent that any copyright or copyrightable work is deemed not to be a work made for hire, then such copyright or copyrightable work shall be included in the foregoing assignment. Manufacturer hereby agrees to take (and to cause its employee to take) such further action, at Zebra’s cost, as reasonably necessary to establish and perfect Zebra’s rights in the Zebra Technology, including by executing assignment documents, filings with patent offices, affidavits, declarations and powers of attorney as reasonably requested by Zebra. Manufacturer hereby represents, warrants and covenants to Zebra that (a) with respect to employees employed in the United States, it has and shall have, and (b) with respect to employees employed outside the United States, it shall use commercially reasonable efforts to have, written agreements with its employees containing valid and enforceable assignments of all Technology (and Intellectual Property Rights embodied therein) that is discovered, made, created, designed, developed or reduced to practice by or on behalf of each such employee (either alone or jointly with others) during the scope of his or her work for Manufacturer.

c. Limited License to Zebra Technology. Zebra hereby grants to Manufacturer a limited, non-exclusive, non-transferable license during the Term of this Agreement to use the Zebra Technology solely as necessary to manufacture Products for Zebra. Such license shall immediately terminate, and Manufacturer shall immediately cease to use the Zebra Technology, upon termination of this Agreement with respect to any Product or upon

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

expiration or termination of this Agreement as a whole, or upon Zebra’s earlier notification.

d. Zebra Covenant. During and after the Term, Zebra shall neither assert, nor transfer to another a right to assert, against Manufacturer or any of its Affiliates, or dealers or customers or suppliers thereof, any Intellectual Property Right of Zebra that is applicable or relates to any Reusable Technology licensed to Manufacturer or any of its Affiliates in the course of Zebra’s activity hereunder

2.4	Manufacturer Technology.

a. Ownership of Manufacturer Technology. As between Manufacturer and Zebra, Manufacturer shall own all right, title and interest in and to Manufacturer Technology.

b. Restrictions on the Use of Manufacturer Technology in Products. Manufacturer shall ensure that none of the Products may embody or incorporate any Manufacturer Technology except (i) the Reusable Technology, (ii) immaterial Manufacturer Technology, and (iii) material Manufacturer Technology particularly identified to Zebra and for which Zebra has given its express prior approval. With regards to this Section 2.4b, Manufacturer Technology shall be considered “material” if such Technology is protected by registration or asserted as a trade secret, otherwise such Technology shall be considered immaterial.

c. License to Manufacturer Technology. Manufacturer hereby unconditionally grants to Zebra a non-exclusive, perpetual, irrevocable, worldwide, fully-paid, royalty-free, fully-transferable license, with the right to grant sublicenses through multiple levels of sublicensees, under any and all Manufacturer Technology, only insofar as is required for Zebra to use, sell, offer to sell, distribute, reproduce, make or have made the same or similar models of the Products and derivatives of the Products; provided however, that no license to manufacturing processes and/or manufacturing process improvements shall be granted hereunder except to the extent such processes or process improvements are incorporated into the Specifications.

d. Manufacturer Rebuild License. Manufacturer hereby unconditionally and irrevocably grants to Zebra a non-exclusive, perpetual, irrevocable, worldwide, fully-paid, royalty-free, fully-transferable license, with the right to grant sublicenses through multiple levels of sublicensees, under any and all Manufacturer Technology, to rebuild and have rebuilt the Products.

e. Transition Services Plan. Upon termination of this Agreement as to any Product, the parties shall negotiate a transition services plan, to be set forth in an SOW, for an efficient transition of the manufacture of the Product to an alternate manufacturing source.

f. Manufacturer Process Adaptation and Documentation. Manufacturer shall initially retain all right, title and ownership to any Manufacturer Process Adaptation and

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Documentation that is prepared as part of the Services. Upon full payment of Transition

Service Fees, (i) Manufacturer hereby assigns, and agrees to assign, to Zebra all right, title and interest in and to the Manufacturer Process Adaptation and Documentation, (ii) Zebra shall grant to Manufacturer a worldwide, non-exclusive, fully paid-up, royalty-free right and license in and to the Manufacturer Process Adaptation and Documentation to the extent that the same is deemed applicable to Reusable Technology, and (iii) Manufacturer shall collect and deliver to the Zebra Technical Manager any documentation provided by Zebra or obtained or created by Manufacturer on Zebra’s behalf, (including specifications, drawings and blueprints for tooling, equipment, fixtures and molds).

2.5	Manufacturer Covenants.

a. Assigned or Licensed Technology. During and after the Term, Manufacturer shall neither assert nor transfer to another a right to assert against Zebra or any of its Affiliates, or dealers or customers or suppliers thereof, any Intellectual Property Right of Manufacturer that is applicable or relates to any Intellectual Property Right licensed or transferred to Zebra or any of Zebra’s Affiliates in the course of Manufacturer’s activity hereunder.

b. Non-Assignable Zebra Technology. Manufacturer hereby (i) unconditionally and irrevocably waives the enforcement of all Non-Assignable Zebra Technology and all causes of action of any kind against Zebra, its Affiliates, and its and their customers, successors and assigns, with respect to such Zebra Technology, and (ii) unconditionally grants to Zebra an exclusive, perpetual, irrevocable, worldwide, fully-paid, royalty-free, fully-transferable license, with the right to grant sublicenses through multiple levels of sublicensees, under any and all Non-Assignable Zebra Technology, without any restrictions, for any and all uses, and in whatever medium or format (whether now known or hereafter existing), including (A) to reproduce, create derivative works of, distribute, publicly perform, publicly display, digitally transmit, and otherwise use the Non-Assignable Zebra Technology, in any medium or format, whether now known or hereafter discovered, (B) to use, make, have made, sell, offer to sell, import, and otherwise exploit any product or service based on, embodying, incorporating, or derived from any Non-Assignable Zebra Technology, and (C) to exercise any and all other present or future rights in or to Non-Assignable Zebra Technology.

2.6	No Rights in Either Party.

a. Trademarks. Manufacturer shall have the right to use Zebra’s Trademarks during the Term solely in connection with the Products and solely as necessary to perform Manufacturer’s obligations under this Agreement to ship marked Product to Zebra or, at Zebra’s direction, to Zebra’s designee. Except as expressly authorized by the foregoing sentence, Manufacturer and Manufacturer’s Affiliates, agents and representatives shall not use the English or any translation of any of Zebra’s Trademarks or any Trademarks confusingly similar thereto. Manufacturer acknowledges that no right, title or interest in or to any such Trademark is conferred, assigned or transferred by virtue of this

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Agreement or otherwise. Manufacturer may not use, adopt, register or attempt to register as a trademark any word, symbol or emblem that is identical or similar to any such Trademark, whether during the continuance of this Agreement or after its expiration or termination, howsoever arising. Manufacturer agrees to cooperate at Zebra’s expense with the registration of any new Trademark by Zebra to the extent such cooperation is reasonable and related to a Product.

b. Other Intellectual Property. Except as expressly set forth herein, nothing in this Agreement or the relationship between Zebra and Manufacturer shall grant to either party any rights to or interest in the other party’s Intellectual Property Rights or Confidential Information, and no implied licenses are granted by this Agreement. For the avoidance of doubt, Manufacturer shall not, during or after the Term: (i) copy, or willfully or negligently permit the copying, by any means any Product for which Zebra owns the tooling, equipment, fixtures, molds and/or design rights therefor; (ii) use, or willfully or negligently permit the use of, any tooling, equipment, fixtures, molds or design rights therefor owned by, or licensed to, Zebra for the benefit of any Person other than Zebra, or (iii) sell, transfer or otherwise dispose of any Product that incorporates any trademark, patentable invention, copyrighted work, industrial design or other Intellectual Property Right of Zebra or any of its Affiliates to any Person other than Zebra. All property now or hereafter owned by any party under the terms of this Agreement shall be returned to such party by, and at the cost and risk of loss of, the other immediately upon request therefor or upon expiration or termination of this Agreement.

Article III.

Manufacturing Services

3.1	General Terms. Manufacturer shall manufacture, test and supply the Products to Zebra (a) fully tested and released for quality by Manufacturer according to the Specifications, the Transfer Plan and such test criteria as provided by Zebra in writing, (b) with respect to finished Products, subject to the completion of the Transfer Plan, in a fully-assembled, packaged and labeled form ready for use, (c) in strict accordance with the Specifications and the other terms and conditions of this Agreement and (d) in accordance with all applicable Laws. All Services hereunder shall be performed in a competent, professional and workmanlike manner, in accordance with industry best practices for manufacturing products of the same or similar type as the respective Product, including ISO 9001-2000 standards, IPC-A 610 Class 2 Standards and Zebra specification standards.

3.2	Transfer Plan. The purpose of the Transfer Plan is to transfer full production of a Product to Manufacturer in stages. Manufacturer shall manufacture only those Products as specified by Zebra in the Transfer Plan. Completion of any activities set forth in the Transfer Plan shall be determined by Zebra in the exercise of its sole but reasonable discretion. Manufacturer shall ensure that its production line for a Product (each, a “Production Line”) shall be the same as the pilot production line for such Product (each, a “Pilot Line”) as established pursuant to the respective Transfer Plan for such Product unless approved in writing by Zebra. Manufacturer shall maintain the Pilot Line

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

substantially intact until the Production Line is fully operational and qualified by both Zebra and Manufacturer.

3.3	Facilities.

a. Designated Facilities. Manufacturer shall manufacture the Products only at the Designated Facility and shall not change such facility, or product lines within such facility, unless by COA as provided in Section 3.12(ix). Manufacturer shall operate all facilities for Products in accordance with United States generally accepted industry standards, including with respect to environmental conditions (e.g., plumbing and electrical lines and equipment, and heating, ventilating and air conditioning systems).

b. Line Down/Stop Ship. Manufacturer shall notify Zebra promptly (but in no event longer than twenty-four (24) hours) if any defect or other problem affects a significant portion of a Product line, and Zebra shall have the right to halt the affected Production Line from producing the Products and to issue a stop ship order on all affected Products. If any such condition occurs for any reason, then Manufacturer shall provide additional resources and escalation as needed to accelerate resolution of the problem and to rework affected Product. Manufacturer shall within twenty-four (24) hours of the occurrence of such condition provide Zebra with a report setting forth the status and location of all affected Materials and Products (e.g., finished goods, WIP, etc.).

c. Business Continuity Plan. The Manufacturer’s business continuity plan for the Services and Products (“BCP”) shall be attached as Exhibit E to this Agreement. Manufacturer and Zebra shall work together in good faith to promptly resolve any objections Zebra may have with respect to any component of the BCP. If the BCP attached in Exhibit E applies to a specific Designated Facility, then the BCP for each other Designated Facility shall consist of a similar document in similar detail with the same approach to business continuity. As any new Service(s) or Product(s) is added under this Agreement, the respective BCP will be updated to include such new Service(s) or Product(s) prior to the first purchase thereof hereunder. Each BCP shall at a minimum: (i) be designed to prevent any disruption in the supply of the Services and Products, notwithstanding the occurrence of any Force Majeure event or other failure; (ii) specify procedures and frequency of BCP plan testing; (iii) specify alternate facilities (subject to Zebra’s pre-approval) and how quickly they will be activated; (iv) specify priority rights of Zebra for BCP services from Manufacturer in the event of a broad-based failure; and (v) be consistent with current United States generally accepted industry standards, and shall be maintained and updated consistent with then-current United States generally accepted industry standards. If a problem should arise within such facility, or with any such Product line, that would adversely impact Manufacturer’s ability to manufacture any of the Products for Zebra, then Manufacturer shall promptly (but in no event longer than twenty-four (24) hours) notify Zebra in detail of such problem. If Zebra’s supply of the Products is affected or may reasonably be deemed to be threatened (whether by a Force Majeure event or otherwise), Manufacturer shall promptly implement the BCP with respect to the Services and Products. The occurrence of a crisis (including any Force

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Majeure event) will not relieve Manufacturer of its obligation to implement the BCP and to provide disaster recovery services. If the Services and supply of Products are not restored within the period specified in the BCP, Zebra may terminate this Agreement, subject to the same cure period as provided in Section 8.2.

3.4	Tooling.

a. Procurement of Unique Tooling. Manufacturer shall use any Unique Tooling specified by Zebra in writing to manufacture a Product or perform other Services for Zebra. Before beginning any work hereunder, Manufacturer shall promptly notify Zebra of (i) any Unique Tooling that Manufacturer will need to acquire or manufacture to meet Product or other Service requirements, and the cost thereof, and (ii) the cost to acquire or manufacture any Unique Tooling specified by Zebra. Within thirty (30) days after receipt of Manufacturer’s notification, Zebra shall notify Manufacturer either that (i) it is willing to incur the cost of such Unique Tooling or (ii) it is not willing to incur the cost of such Unique Tooling. If Zebra notifies Manufacturer that it is unwilling to incur such cost, then Manufacturer shall not proceed with the Services for which such Unique Tooling is required. If Zebra notifies Manufacturer that it is willing to incur the costs of such Unique Tooling, then Zebra shall also indicate whether (i) it will provide such Unique Tooling to Manufacturer, or (ii) that it will not provide such Unique Tooling, in which case Manufacturer shall acquire or manufacture such Unique Tooling and Zebra shall reimburse Manufacturer for the cost thereof as provided in Section 5.3, unless the parties agree in writing that the cost of such Unique Tooling will be included in the price of the affected Product or Service. If Manufacturer purchases Unique Tooling at Zebra’s request and Zebra chooses to include the cost of such Unique Tooling in the price of the affected Product, Zebra will reimburse Manufacturer for any costs not yet recovered through purchases where such shortfall results from Zebra’s failure to purchase the requisite quantity of affected Products or upon termination of this Agreement. To the extent that Unique Tooling must be procured from third parties, unless Zebra notifies Manufacturer that Zebra will procure such Unique Tooling, Manufacturer agrees to be responsible for handling such procurement from the third party designated by Zebra. Upon payment by Zebra for Unique Tooling or, if acquired by Zebra, upon Zebra’s request, Manufacturer shall promptly provide Zebra with the Specifications, drawings and blueprints for all Unique Tooling, whether provided by Zebra or Manufacturer.

b. Ownership and Maintenance of Tooling. Manufacturer shall own all tooling, equipment, fixtures and molds not provided or paid for, directly or indirectly, by Zebra (including all such materials included in thenon-depreciable costs for which Manufacturer is responsible pursuant to Section 3.6). Manufacturer shall at its cost take all such maintenance and repair actions as are required to ensure that all tooling, equipment, fixtures and molds used by Manufacturer for the Products and components (whether owned by Zebra or Manufacturer) are and remain capable of producing components and/or finished Products that meet the Specifications. In the event that any tool, equipment, fixture or mold used for the manufacture of the Products is damaged, lost or destroyed during the Term of this Agreement, Manufacturer shall promptly repair or

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

replace such tool, equipment or mold at its sole cost. For any tool, equipment, fixture or mold that Zebra pays for through adjustments in the Product pricing (“Amortized Tooling”), if it must be replaced due to normal wear and tear or at the end of its normal life, then Manufacturer shall pay for its replacement (and Zebra shall pay for such Amortized Tooling through adjustments in Product pricing) and Zebra shall pay for the remaining unpaid balance of the replaced Amortized Tooling. All substitutions, replacements and renewals made in or to any tool, equipment, fixture or mold shall be the property of the party that owned such tool, equipment, fixture or mold immediately prior to such substitution, replacement or renewal, free and clear of all Liens. Manufacturer shall create and maintain a maintenance checklist file for one hundred percent (100%) of the tooling used to manufacture the Products and shall distribute an updated list to Zebra quarterly.

3.5	[*** Redacted]

3.6	[*** Redacted]

3.7	Zebra Materials. All Unique Tooling and other materials and property provided by or paid for, directly or indirectly (including all such materials included in the non-depreciable NRE Costs described in Section 3.6), by Zebra shall be: (i) owned exclusively by Zebra; (ii) used by Manufacturer exclusively to manufacture the Products or to provide the Services for Zebra; (iii) at Zebra’s request, marked with ownership tags furnished by Zebra; (iv) promptly surrendered by Manufacturer and shipped to Zebra at Zebra’s designated facility, at Zebra’s expense, upon the expiration or termination of this Agreement or Zebra’s earlier request; (v) fully insured by Manufacturer for its replacement value as provided below in Section 7.9b(iii)(A), and (vi) maintained by Manufacturer as provided above in Section 3.4b. Manufacturer shall not encumber Unique Tooling or other materials or property or assign, convey, mortgage or transfer any right or interest in Unique Tooling or other materials or property, and Manufacturer agrees to execute and deliver any evidence of title, bill of sale, assignment or other document or take any other action which Zebra may require in order to evidence Zebra’s rights in its materials and property. Manufacturer grants to Zebra a limited and irrevocable power of attorney, coupled with an interest, to execute and record on Manufacturer’s behalf any notice financing statements with respect to Zebra’s materials and property that Zebra determines are reasonably necessary to reflect Zebra’s interest in such materials and property.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

3.8	Other Materials.

a. Approved Materials and Vendors. Manufacturer shall use only the Materials specified in the Bill of Materials for a Product or Service to manufacture such Product or perform such Service and shall obtain all such Materials only from the vendor specified in the Approved Vendor List for the respective Materials. Zebra may add or remove vendors from the Approved Vendor List at any time upon notice to Manufacturer. Manufacturer may suggest the addition or removal of vendors from the Approved Vendor List at any time, but such changes to the Approved Vendor List shall only be made with Zebra’s prior approval. Manufacturer shall be responsible for qualifying new vendors for the Approved Vendor List for Materials for finished Products (but not for the finished Products themselves), according to procedures specified by Zebra in writing. Manufacturer shall provide a data package for all Materials with sufficient details for Zebra to qualify such Materials at the system level.

b. Manufacturer Direct Purchases.

(i)	At Zebra’s request, Manufacturer shall purchase certain of the Materials directly from a vendor designated by Zebra on terms and conditions that are no less favorable than the terms and conditions such vendor offers to Zebra for such Materials; provided that, Zebra’s vendors permit Manufacturer to purchase under such terms and conditions. By way of example and without limitation, during the transfer of production from Zebra’s suppliers to Manufacturer, Zebra may request that Manufacturer purchase suppliers’ remaining inventory prior to ordering Materials from Manufacturer’s suppliers on the Approved Vendor List. Pricing for this Material will reflect Manufacturer’s purchase price from such supplier.

(ii)	Without limiting the foregoing, Zebra may elect to assign to Manufacturer some or all of Zebra’s purchasing obligations and/or rights to purchase, as applicable, under an agreement with a vendor of Materials, and Manufacturer shall not unreasonably refuse such assignment of rights and assumption of obligations.

c. Consignments. In the event that the parties determine that consignments of Materials are necessary or desirable, the parties will negotiate in good faith the transfer of such consigned Materials, including the amount of mark-up, if any, on such consigned Materials.

d. Materials Declaration. Zebra shall notify Manufacturer, in reasonable detail, with respect to each Product on Exhibit A as of the Effective Date, whether or not the Product is exempt from Materials Declaration Requirements. For Products that have been identified in writing to Manufacturer as subject to Materials Declaration Requirements, Manufacturer shall use commercially reasonable efforts to procure, or assist Zebra in procuring (if applicable), Materials that are compliant with Materials Declaration

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Requirements. Upon Zebra’s request, Manufacturer shall use commercially reasonable efforts to collect documentation from suppliers on the Approved Vendor List as of the Effective Date, certifying compliance with Materials Declaration Requirements with respect to Materials, the form of which certification has been provided, or approved, by Zebra (“Compliance Certification”). For suppliers added to the Approved Vendor List after the Effective Date, Manufacturer shall obtain such Compliance Certification as part of the supplier qualification process pursuant to Section 3.8a. Upon Zebra’s request, Manufacturer shall promptly provide copies of all requested Compliance Certifications to Zebra. In the event that any supplier does not provide Compliance Certification, Manufacturer shall promptly notify Zebra and cooperate with Zebra to remove such supplier from the Approved Vendor List or take such other action that the parties mutually agree upon in writing. In addition, Manufacturer shall fully cooperate and render all necessary assistance to Zebra in its efforts to recover on any claims against any suppliers related to Materials Declaration Requirements. In the event that a supplier fails to provide a Compliance Certification, Manufacturer has notified Zebra of such failure and Zebra has notified Manufacturer that Zebra still chooses to accept Materials from such supplier, then Manufacturer shall bear no responsibility or liability for the lack of such Compliance Certification. Zebra understands and agrees that:

(i)	Zebra is responsible for notifying Manufacturer of the specific Materials Declaration Requirements and any exemptions thereto that Zebra determines to be applicable to the Product and, as between Zebra and Manufacturer, shall be solely liable for the adequacy and sufficiency of such determination of Materials Declaration Requirements;

(ii)	Any information or certification regarding Materials Declaration Requirements of a Product as well as Materials used in the Product shall come from the relevant supplier (which Manufacturer shall promptly pass on to Zebra). Manufacturer does not test, certify or otherwise warrant Materials compliance, on a homogenous material level or any other level, with Materials Declaration Requirements; and

(iii)	As between Zebra and Manufacturer, Zebra is ultimately and solely responsible for compliance with, Materials Declarations Requirements, including ensuring that any Materials used in the Product, as well as the Product itself, are compliant with applicable Materials Declaration Requirements, other than with respect to (A) the remedies provided for under Section 7.2b and (B) Manufacturer’s failure to perform its obligations under this Section 3.8d.

Notwithstanding anything to the contrary herein, if Zebra determines that any Materials received by Manufacturer for use in Products (whether directly from the supplier or in a rejected or returned Product) do not comply with Materials Declarations Requirements, then Zebra shall be entitled to the remedies provided in Section 7.2b.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

e. Inbound Inspections. Manufacturer shall perform the inspection procedures set forth in Exhibit F (the “Inspection Procedures”) on all incoming Materials and shall not use any Materials that do not pass such inspection in any of the Products. Manufacturer shall not pass on any costs related to any such Materials to Zebra. If the Inspection Procedures apply to a specific Designated Facility, then the Inspection Procedures for each other Designated Facility shall consist of a similar document in similar detail with the same approach to Materials inspection.

f. Last Buys. Within fifteen (15) Business Days after the Effective Date, Manufacturer shall provide contact information for suppliers of Materials for the Products and shall promptly provide updated details to Zebra as such information changes. If Manufacturer becomes aware that a supplier plans to discontinue any Materials (by termination or otherwise), then Manufacturer shall promptly notify Zebra and work with Zebra to place a last-buy order sufficient for Zebra’s needs, it being understood that Manufacturer shall place such order and shall keep such Materials in Manufacturer’s inventory until consumed by Zebra. Zebra shall be responsible for inventory storage costs for that portion of the last-buy inventory that exceeds Zebra’s 90-day forecasted demand in the Weekly Forecast. Such cost shall be calculated in the same manner as for storage costs for Excess Inventory pursuant to Section 4.3a. Manufacturer shall work with Zebra to transition discontinued Materials to new Materials, including by performing a form, fit and function analysis, and comparison, of such Materials.

g. Initial Transfer of Materials to Manufacturer. During the initial transfer of a Product, Manufacturer shall not apply a mark-up to the Materials provided by Zebra.

3.9	Long-Lead Time Materials; Minimum Order Quantities. Manufacturer and Zebra shall agree in writing on the Materials that are Long-lead Time Materials or have minimum order quantities for each Bill of Materials and each Product or Service. If during the Term, Long-Lead Time Materials or Materials with minimum order quantities are required for any Product or Service, then Manufacturer shall notify Zebra of such Materials and quantities and shall not purchase such Materials without Zebra’s prior approval. Manufacturer shall keep Zebra apprised on an ongoing basis of any changes to any such Long-lead Time Materials or minimum order quantities. It is the intent of the parties that Long-lead Time Materials and minimum order quantities shall be a topic discussed by the parties at the Quarterly Business Review.

3.10	Destruction of Scrap. Not later than the tenth (10th) day after the end of each calendar month, Manufacturer shall destroy all Scrap accumulated during such month and shall provide written certification of such destruction to Zebra with the inventory report required by Section 3.11. Manufacturer shall be solely responsible for the cost of all Scrap and all cost and expenses related to Scrap, including the cost of destruction.

3.11	Inventory Management.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

a. Inventory Tracking. Manufacturer shall maintain the ability to trace individual Materials and Products via barcode, which barcode shall provide information necessary or useful for recalls, retrofits, field changes and root cause analysis (e.g., serial number, supplier, manufacture date, test history and repair history).

b. Inventory Reports. On a weekly basis during the Term, Manufacturer shall provide to Zebra (at Zebra’s option) reporting via online access to Manufacturer’s customer information system or in a file format meeting Zebra’s requirements a report setting forth as of the last business day of the prior week (a) clear to build for each Product, as well as all Products, (b) Materials inventory levels including those Materials identified to be used with the Products, (c) Materials on order quantities with expected delivery dates to Manufacturer, (d) WIP, (e) advanced shipping notices indicating both Materials and quantities thereof, (f) Materials details including costs and lead times, and (g) any Scrap not destroyed pursuant to Section 3.10, together with certification of the Scrap destroyed.

3.12	Change Orders. No change may be made to the manufacturing process or Specifications for a Product, or to the Services to be performed under an SOW, unless pursuant to a COA signed by authorized representatives of both parties. Either party may request such a change by issuing a COR substantially in the form set forth in Exhibit G, consistent with the following procedure:

(i)	The party requesting the COR shall submit the COR to the other party in writing.

(ii)	Zebra shall include with any COR submitted to Manufacturer sufficient documentation for the changes to enable Manufacturer to prepare a COR impact analysis as described in subsection (iv) below. Upon receipt of a COR and such documentation from Zebra, Manufacturer shall in good faith promptly (but in no event later than five (5) Business Days) perform a COR impact analysis and promptly forward it to Zebra.

(iii)	Manufacturer shall include a COR impact analysis as described in subsection (iv) below with any COR submitted to Zebra.

(iv)	Each COR impact analysis shall include (i) the feasibility of the changes, (ii) any update required to the Specifications to implement the COR, (iii) the actual cost of any new Unique Tooling required to implement the COR, which Unique Tooling shall be owned and maintained in accordance with Section 3.4, (iv) the effect of such changes, if any, on Manufacturer’s performance of the Services, including any anticipated changes to the delivery dates for affected Products, (v) status of affected Products, (vi) the estimated effect of such changes, if any, on the fees and NRE Costs for affected Services and/or Products, (vii) cost effect, if any, on WIP and (viii) any other information reasonably requested by Zebra.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

(v)	No COR shall be implemented until authorized representatives of each party have agreed in writing to such changes or modifications of the Products by executing a COA substantially in the form set forth in Exhibit H; provided that, Manufacturer shall not unreasonably refuse to implement such changes if Zebra has agreed to pay the NRE Costs and changes in Product pricing set forth in Manufacturer’s COR impact analysis. Each COA signed by both parties shall be deemed an amendment to this Agreement including, where applicable, the Specifications.

(vi)	As requested by Zebra in writing, Manufacturer shall rework, at Zebra’s cost, all WIP and Products that are required by Zebra to be modified to the latest COA revision; provided that the corresponding COR was not initiated to correct a defect in Manufacturer’s manufacturing process and not required by the Specifications.

(vii)	Upon execution by both parties of a COA, Zebra shall issue an RCN to reflect any rework charge and any changes to delivery dates, and shall issue such update to the Specifications as necessary to implement changes required by the respective COA. In the event that such change results from a problem as described in Section 3.3, then Manufacturer must provide the impact analysis required by this Section 3.12 to Zebra as soon as possible, but not later than two (2) Business Days after such problem arises.

(viii)	Manufacturer shall invoice Zebra for all costs of Unique Tooling and any rework costs for WIP or finished Products that are approved by Zebra and required to implement a COA.

(ix)	For the avoidance of doubt, any change in manufacturing location (e.g., facility or production line within a facility) shall be deemed an engineering change that requires approval of a COR prior to implementation.

3.13	Subcontractors. Manufacturer shall not subcontract any of its obligations under this Agreement to any Affiliate or third party, unless it obtains Zebra’s prior consent, which may be withheld in Zebra’s sole discretion. In the event that Manufacturer does subcontract any of its obligations under this Agreement, then the terms and conditions of this Agreement shall apply to all such subcontractors, and Manufacturer shall continue to be liable for performance of its obligations under this Agreement, as well as for the performance of its subcontractors. For purposes of clarification, it shall not be considered subcontracting for Manufacturer to purchase Materials from the vendors on the Approved Vendor List.

3.14	Samples and Inspections. To enable Zebra to verify that Products are being manufactured in strict conformity with Specifications, Manufacturer shall provide the samples and permit the inspections set forth below.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

a. Samples. Manufacturer shall, upon Zebra’s request, send to Zebra such samples of each Product from Manufacturer’s then most recent production of such Product as the parties shall in good faith agree. Initial samples of a Product shall be provided to Zebra at no charge, and Zebra shall pay for all additional requested samples, other than samples requested in connection with a COA. All Products under this Section 3.14 shall be shipped in accordance with Section 4.5.

b. Inspections. Manufacturer shall allow, and shall cause its vendors to allow, Zebra or its designee the right as reasonably requested (but not less than twice annually, and upon reasonable prior notice (but not greater than three (3) Business Days), to enter the manufacturing and storage facilities (including each Designated Facility and Approved Warehouse) of such Person during regular business hours to inspect and test the Products, WIP, tools, equipment, fixtures, molds and Materials in order to confirm their compliance with the Specifications and compliance with the terms of this Agreement, including performance under Quality Data and key performance indicators. Zebra shall conduct all test and inspections in a manner that avoids unreasonable interference with the operation of such Person’s business. Manufacturer shall make available, and shall cause such vendor to make available, an authorized representative of its organization to facilitate Zebra’s exercise of the foregoing inspection rights. Zebra’s testing and inspection shall not excuse or reduce Manufacturer’s duty to comply with the Specifications or product Warranty set forth in Section 7.2.

3.15	Regulatory Audits/Actions. During the Term and thereafter for so long as required by applicable Laws, Manufacturer shall maintain such books, records and data as customary in the industry for electronics manufacturing contractors to maintain on behalf of their customers for purposes of evidencing both the contractor’s and the customer’s compliance with environmental, waste, health, safety, labor, occupational, trade and similar and related Laws, and such other records as reasonably requested by Zebra for compliance with same. In the event that Zebra is the subject of a formal or informal investigation, inspection or request from a governmental agency for records related to Zebra’s and its manufacturer’s compliance with any of the foregoing Laws, Manufacturer shall fully cooperate and render all necessary assistance in assisting Zebra in cooperating with and responding to such investigation, inspection or request, including upon specific request (either directly to Manufacturer or indirectly through Zebra) of the requesting agency by promptly providing such books, records and data to the requesting agency and, if deemed reasonably necessary by both parties in order for Zebra to fully cooperate with such governmental agency, to provide access to such governmental agency to such of Manufacturer’s books, records, data, facilities and personnel as appropriate to enable Zebra and its Affiliates to evidence compliance with such Laws. Such access shall be as requested from time to time, upon reasonable notice to the Manufacturer, at reasonable hours.

3.16	No Use of Prohibited Labor. Zebra does not wish to do business with Manufacturers who manufacture or assemble items for sale anywhere in the world using Prohibited Labor, or who fail to satisfy all laws, rules, regulations, codes and standards protecting

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their employees’ wages, benefits, working conditions, freedom of association, and other rights. Accordingly, Manufacturer shall not knowingly use any Prohibited Labor in manufacturing or assembling the Products or Materials. As part of the Approved Vendor List qualification process pursuant to Section 3.8, Manufacturer shall verify, to the best of its ability, that all vendors, suppliers and production sources qualified by Manufacturer pursuant to Section 3.8 have not used and will not use Prohibited Labor in the manufacture of the Products or Materials, and Manufacturer shall provide Zebra with written certifications to that effect from such vendors, suppliers and production sources, which certifications Manufacturer shall deliver to Zebra before any such Person begins supplying Products or Materials. Without in any way limiting Zebra’s other rights and remedies under this Agreement, Manufacturer shall be in material breach of this Agreement to the extent any such Products or Materials are made in whole or in part by Prohibited Labor, and, in such event, Zebra shall be entitled to terminate this Agreement, and Manufacturer shall pay to Zebra as liquidated damages, and not as a penalty, a sum equal to the aggregate of the total cost of all such Products and Materials and all freight, import/export charges and other costs incurred for the shipment or return (or destruction, at Zebra’s election) of all seized or re-delivered Products and Materials.

3.17	Compliance with C-TPAT. Zebra is a member of the Customs-Trade Partnership Against Terrorism (“C-TPAT”). As such, Zebra imposes certain security measures on its suppliers. Manufacturer shall comply with the security measures which C-TPAT imposes on its members. In addition, Manufacturer shall make any amendments in these processes and procedures as recommended by U.S. Customs and Border Protection which may occur from time to time. Further, during the Term and thereafter for so long as required by applicable Laws, Manufacturer agrees to cooperate with any required verification, audits, reviews or other activities undertaken by U.S. Customs and Border Protection or any other governmental or quasi-governmental agency or representative thereof in connection with C-TPAT.

3.18	Purchase of Materials. Manufacturer shall make all Materials available for purchase by Zebra (either through Manufacturer or directly from the supplier of the Materials) at the Material Cost for such Materials. Zebra may purchase such Materials for use with the Products, including for service and repair of the Products and resale to Zebra’s authorized service providers. Manufacturer shall ship the Materials in accordance with Zebra’s order for such Materials and Article IV below; provided, however, Zebra shall not be obligated to provide a Weekly Forecast for the Materials.

3.19	Support Life. During the period starting with the date of last shipment of a Product and continuing through to the end of Manufacturer’s warranty period for such Product, the parties shall develop a plan to and actually train appropriate personnel, acquire and store spare parts, and transfer the necessary tools and equipment for such Product.

Article IV.

Forecast, Release And Shipping Procedures

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

4.1	Forecasts. On a weekly basis during the Term, Zebra shall provide Manufacturer with a forecast in the form set forth in Exhibit I (the “Weekly Forecast”) of the quantities of finished Product to be shipped by Manufacturer. The Weekly Forecast will provide expected quantities (a) on a weekly basis for the first five (5) weeks, (b) for the balance of the calendar month in which the fifth week occurs, and (c) for the three (3) calendar month period that follows the calendar month in which the fifth week occurs. Only the first two (2) weeks of the Weekly Forecast shall be binding upon Zebra to purchase such finished Products and Manufacturer to supply such finished Products; the remainder of such forecast is only an estimate for planning and Materials procurement purposes and shall not constitute a commitment to purchase. In addition, each calendar quarter Zebra shall provide a twelve (12) month view of its reasonably anticipated requirements for each Product (the “Quarterly Forecast”), no portion of which shall be binding on either party except for purposes of determining Zebra’s liability for Materials as otherwise stated herein. If such forecast is consistent with the flexibility table set forth in Section 4.2c, Zebra’s forecasts shall be deemed accepted by Manufacturer upon receipt. Manufacturer shall acknowledge each forecast within one (1) Business Day after receipt thereof. If such forecast is not consistent with the flexibility table set forth in Section 4.2c, Manufacturer shall respond with an acceptance or a rejection of such forecast within three (3) Business Days after receipt of such forecast. Manufacturer shall maintain production capacity for each Product based upon Zebra’s forecasts.

4.2	Purchase Order and Releases.

a. Open Purchase Order. Concurrently with submission of its first forecast, Zebra shall issue an open purchase order in the form of Zebra’s SDS contract (a form of which is attached hereto in Exhibit I) to Manufacturer for each Product under this Agreement, which purchase order (a) shall remain open for one (1) year, at the end of which year Zebra will issue a new purchase order, (b) is issued solely for purposes of complying with Zebra’s internal account payable procedures for payments to Manufacturer, (c) shall contain the following statement on its face, “This Purchase Order is subject to the Manufacturing Services Agreement, dated May 30, 2007 between Zebra Technologies Corporation and Jabil Circuit, Inc.,” and (d) remains wholly subject to the provisions of this Agreement.

b. Releases. Manufacturer shall ship all Products on a first in, first out (i.e., “FIFO”) basis according to releases provided by Zebra (which Zebra may issue on a daily basis) against its open purchase order. Releases may be on Zebra’s standard form and shall specify the following (each, a “Release”): (i) name of each Product to be released, including model number and/or SKU and revision number (if applicable); (ii) the quantity of each such Product; (iii) shipping arrangements, including delivery destination; and (iv) delivery date. Releases shall be deemed accepted by Manufacturer upon receipt; provided that, Manufacturer shall have the right to reject a Release only if (i) such Release is, either individually, or in the aggregate, when compared against Zebra’s most recent forecast for the applicable period, outside the flexibility table below in Section 4.2c, (ii) the fees

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

reflected in the Release are inconsistent with the pricing set forth in Exhibit A, or (iii) such Release would extend Zebra’s credit beyond the credit line extended to Zebra by Manufacturer, which credit line shall not be unreasonably decreased by Manufacturer. Notwithstanding the foregoing, Manufacturer shall use commercially reasonable efforts to fulfill Releases that exceed the allowable quantity increase (per the flexibility table below in Section 4.2c) over Zebra’s forecast, subject to the availability of Materials. Manufacturer shall notify Zebra of rejection of any such Release as soon as possible, but not later than one (1) Business Day after receipt thereof, unless the Release is rejected pursuant to the foregoing subsection (i), in which case, not later than three (3) Business Days after receipt thereof.

c. Flexibility of Forecasts and Releases. Manufacturer shall provide capacity and upside flexibility for each Product in accordance with the following:

[*** Redacted]

In the chart above, the Maximum Rescheduled Delivery Day indicates the number of days that Zebra may delay delivery of Products without incurring any additional obligation or liability for purchase of such Products. In the event the number of days for rescheduling a delivery day exceeds the parameters set forth above, with respect to the Products and Materials affected, Zebra at its option shall either purchase such Products and/or Unique Materials from Manufacturer or pay to Manufacturer storage charges for such Products and/or Unique Materials at rate equal to [*** Redacted] per month times the cost to purchase such Products and/or Unique Materials at the respective applicable cost set forth in Section 4.3a, 4.3b or 4.3c. The parties shall review on a quarterly basis Manufacturer’s capacity for Products.

d. Minimum Order Requirements. The parties shall agree on the minimum order quantities and minimum shipment quantities for Products.

4.3	Excess Inventory and Obsolete Inventory During the Term.

a. Excess Inventory. The parties shall review Excess Inventory each calendar quarter at the Quarterly Business Review. Subject to the next succeeding sentence and the last sentence of this Section 4.3a, if Excess Inventory exceeds the amount of Materials that will be used to manufacture the aggregate total of Products to be purchased by Zebra over the following ninety (90) day horizon according to the Weekly Forecast for such period and such Excess Inventory remains in Manufacturer’s inventory for a period ending on the last day of the following calendar quarter, then at Zebra’s option (i) Zebra shall purchase such Excess Inventory at the following cost: (A) for Materials, at the Materials Costs; (B) for WIP [*** Redacted] and (C) for finished Products, the same pricing for which such Products were previously sold to Zebra prior to being deemed Excess Inventory; or (ii) Manufacturer shall store Excess Inventory and Zebra shall pay Manufacturer storage charges on a monthly basis for Excess Inventory at an amount equal to [*** Redacted] from Manufacturer at the respective cost set forth in the foregoing (A), (B) or (C), such charge going into effect on the first day of the calendar quarter following the calendar

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

quarter in which the Excess Inventory was recognized and ending at such time as Zebra either purchases the Excess Inventory or Manufacturer uses the Excess Inventory. Assuming Manufacturer has made all reasonable efforts to dispose of or otherwise mitigate the Excess Inventory, upon Manufacturer’s request, Zebra shall purchase, at the cost set forth in clause (i) of the immediately preceding sentence, any Excess Inventory that Manufacturer has had on-hand for a period greater than one-hundred and eighty (180) days. [*** Redacted]

b. Obsolete Inventory. Zebra shall be required to buy Obsolete Inventory from Manufacturer, at the following costs: (i) for Unique Materials, at the Materials Costs; (ii) for WIP, [*** Redacted] and (iii) for finished Products, the same pricing for which such Products were previously sold to Zebra prior to being deemed Obsolete Inventory. The parties will review Obsolete Inventory on a monthly basis and Zebra will issue a purchase order for any Obsolete Inventory for such month. Manufacturer shall at all times use Commercially Reasonable Efforts to minimize Obsolete Inventory and to mitigate the costs of Obsolete Inventory.

c. Duty to Minimize. Manufacturer shall at all times take all reasonable measures (including those requested by Zebra) to minimize the amounts payable by Zebra pursuant to this Section 4.3, including by canceling all applicable purchase orders for Materials and reducing Materials inventory through return for credit programs or allocating such Materials for other Products, alternate company programs, if applicable, or other customer orders. Zebra will provide reasonable cooperation to assist Manufacturer with respect to the foregoing.

d. Procedure. Manufacturer shall invoice Zebra for Excess Inventory and Obsolete Inventory according to the procedures provided in Section 5.3. All Excess Inventory and Obsolete Inventory for which Zebra has paid shall be, at Zebra’s sole option and cost, promptly destroyed according to Zebra’s written instructions per Section 3.10, or promptly shipped to the destination designated by Zebra in the same manner as the Products pursuant to Section 4.5 and delivered to Zebra without damage.

4.4	Safety Stock. Manufacturer shall maintain a safety stock of Materials, or a vendor managed inventory program with suppliers, in order to meet Zebra’s production requirements as agreed by the parties. Safety stock levels will be reviewed by the parties at the Quarterly Business Review.

4.5	Marking and Shipping Products.

a. During Transfer Plan. Until the completion date of the Transfer Plan for a Product, Manufacturer shall ship the individual components, subassemblies and assemblies of such Product directly to the location specified in the Transfer Plan for testing and assembly by or on behalf of Zebra. Manufacturer shall ship such components to such location, to arrive by the delivery date specified in the Transfer Plan, but in no event earlier than five (5) Business Days before such date. Unless otherwise specified below, all Products shall

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

be shipped EXW the Designated Facility (INCOTERMS 2000) (except that additional or conflicting terms herein shall control over such Incoterms): (i) for Products manufactured in Mexico, DAF (INCOTERMS 2000) Nuevo Laredo, Mexico; (ii) for Products manufactured in Hungary, EXW (INCOTERMS 2000) Tiszjvaros, Hungary; and (iii) for Products manufactured in the People’s Republic of China, EXW Huangpu, China.

b. After Transfer Plan. From and after the completion date of the Transfer Plan for a Box Build, Manufacturer shall ship such Product to the Zebra receiving facility, reseller, distributor or end user designated in the corresponding Release, to arrive by the delivery date specified in such Release, but in no event earlier than five (5) Business Days before such date. From and after the completion date of the Transfer Plan for a component, subassembly or assembly of a Product, Manufacturer shall ship such Product to the Zebra receiving facility specified in the Transfer Plan, or such other facility as Zebra may specify in writing from time to time.

c. Shipping Costs. Shipping costs shall initially be paid by the party indicated in Exhibit A; provided that, if Manufacturer pays such shipping costs, then Manufacturer may pass such shipping costs on to Zebra without mark-up and shall invoice Zebra for such costs according to the procedure provided in Section 5.3.

d. Deviations in Ship Dates. Manufacturer shall use best efforts to meet expedited delivery dates for Releases; provided that, Zebra pays all pre-approved and documented expedite fees, express freight charges and/or incremental overtime directly related to the accelerated delivery date. In the event a delivery date will be missed, Manufacturer shall notify Zebra as soon as possible, which notification shall in no way adversely affect Zebra’s remedies.

e. Marking, Packaging and Shipping Specifications. Zebra shall include in the Specifications for each Product, (i) any instructions for patent marking of such Product, and (ii) all instructions for packaging and shipping such Product (including which party shall arrange for insurance and carriage for the Product). Zebra shall have the right to unilaterally change the Specifications for marking, packaging and/or shipping any Product at any time upon reasonable notice to Manufacturer.

f. Title; Risk of Loss. In accordance with the applicable Incoterm in Section 4.5a, title to, and risk of loss of, all Products shall occur when such Product is delivered to the destination designated in the corresponding Transfer Plan or Release.

g. Customs. Unless otherwise provided herein, all customs formalities shall be carried out consistent with the terms of sale. The Manufacturer is responsible for all exporting from the country of manufacture as well as importing into the country of manufacture required or occasioned by this Agreement. Except as provided herein, Zebra is responsible for importing into the country to which the Products are shipped by the Manufacturer pursuant to the shipping Specifications (and Manufacturer shall not be the importer of record therefor) and for exporting to the country of manufacture data and

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

other Zebra owned items. Each party, as appropriate, shall carry out all customs formalities and bear all of the costs and risks resulting therefrom, including paying the taxes, fees, costs and import duties. Each party, as appropriate, shall be responsible for obtaining any required import or export licenses necessary to ship data or Product, including certificates of origin, manufacturer’s affidavits, and U.S. Federal Communications Commission’s identifier, if applicable and any other licenses required under United States or foreign law. Each party, as appropriate, shall be the exporter or importer of record. The parties agree that neither shall export, re-export, resell or transfer, or otherwise ship or deliver any Product, assembly, component or any technical data or software which violates any export controls or limitations imposed by the United States or any other governmental authority, or to any country for which an export license or other governmental approval is required at the time of export, without first obtaining all necessary licenses and approvals and paying all duties and fees. Each party, as appropriate, shall provide the other with all licenses, certifications, approvals and authorizations in order to permit the other party to comply with all import and export laws, rules and regulations for the shipment and delivery of the Product as well as to obtain the most favorable treatment possible for the item. Zebra shall be responsible for complying with any legislation or regulations governing the importation of the Product into the country of destination and for payment of any duties thereon.

4.6	Non-conforming Products.

a. Inspection; Rejection. Notwithstanding anything herein to the contrary, Zebra shall have the right, but not the obligation, to (i) inspect all or part of each shipment of Products, (ii) sort conforming Products from Non-conforming Products, (iii) if any Non-conforming Products are identified, to inspect all Products from the affected lots and sort out Non-conforming Products and (iv) return at Manufacturer’s cost all Products from any shipments or lots containing Non-conforming Products, or only the Non-conforming Products. Zebra shall give notice to Manufacturer, specifying the grounds for rejection, within [*** Redacted] days after receipt of the relevant shipment of Products at the destination designated in the Transfer Plan or corresponding Release, after which time such Products shall be deemed accepted but subject to the preceding sentence and to the representations and warranties set forth in Sections 7.2 and 7.3.

b. Replacement. With respect to Non-conforming Product other than a shipment of Product that is short against order, the procedure shall be as set forth in Section 7.2d.

c. Short Against Order. In the event that a shipment of Product is short against order, Manufacturer shall, within [*** Redacted] Business Days after notice, supplement such shipment with the additional Product required to fulfill the Release. If Manufacturer fails to provide the supplemental Product, Zebra may, in its sole discretion, pay the appropriate pro rata portion of the total invoice amount for such order in accordance with Section 5.3.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

4.7	Vendor Managed Inventory.

a. Approved Warehouses. Except as contemplated by Section 4.5 or unless Zebra specifically requests in writing (including by Weekly Forecast or Release) that Product be delivered from inventory held by Manufacturer at an Approved Warehouse, all Product delivered under this Agreement shall be delivered directly to Zebra. Manufacturer shall maintain an Approved Warehouse for each of the following Zebra facilities: Camarillo, California, Vernon Hills, Illinois, Heerenveen, the Netherlands, Shanghai, People’s Republic of China, and any other major delivery locations agreed between Zebra and Manufacturer.

b. Approved Warehouse Procedures. Manufacturer shall: (i) ensure that Zebra may withdraw Products from the Approved Warehouse(s) as needed; (ii) retain title to Products until they are physically delivered to Zebra or its carrier following withdrawal from the Approved Warehouse(s); (iii) fully insure or require the Approved Warehouse(s) operator to fully insure all Products in transit to or stored at an Approved Warehouse against all risk of loss or damage until such time as Zebra takes title to them; (iv) arrange for and undertake to perform all activities to move the merchandise to the Approved Warehouse including customs formalities and being importer of record of the Products and (v) require that each Approved Warehouse operator take all steps necessary to protect all Products in an Approved Warehouse consistent with good commercial warehousing practice. [*** Redacted] At Zebra’s discretion, Manufacturer shall either invoice Zebra on a monthly basis for the costs of storing the Products at an Approved Warehouse, which invoice shall be payable in accordance with Section 5.3, or shall include such costs as a separate line item in the Product cost model set forth in Exhibit J. The pricing methodology for determining the exact storage cost shall be agreed by both parties prior to such charge becoming effective.

c. Inventory at Approved Warehouses. At each Quarterly Business Review, parties shall mutually agree on appropriate quantities of Products at each Approved Warehouse (the “Stored Inventory”). Manufacturer agrees to maintain the Stored Inventory at each Approved Warehouse. The parties acknowledge that, based upon the weekly expected quantities set forth in the Quarterly Forecast, three (3) weeks of Zebra’s expected quantities for Products constitutes the benchmark amount for the Stored Inventory. The parties shall work together to determine the appropriate inventory of a Product required for end of life of a Product. Manufacturer shall replenish the inventory at Approved Warehouses as necessary to ensure the required inventory of Products is on hand at all times.

Manufacturer shall provide Zebra weekly inventory management reports indicating the operation and activity of each Approved Warehouse with respect to prudent inventory practices. Manufacturer’s reports must include at a minimum:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

1.	Products in transit
2.	Product inventory on hand
3.	Minimum/Maximum levels for inventory volumes
4.	Product inventory reorder/replenishment points

Zebra and Manufacturer shall meet (including by telephone) periodically not less than weekly for an inventory pipeline assessment. At this meeting, inventory status at both Zebra and Manufacturer will be reviewed, along with any changes in Zebra demand.

Zebra may, on reasonable notice to Manufacturer, require stocking level verification or other similar activity to be implemented at each Approved Warehouse.

Manufacturer shall ensure that all Products held in the Approved Warehouse storage facility are delivered to meet Zebra’s production demand on a strict implementation of first-in-first-out (i.e., “FIFO”) inventory management practice and shall record the latest engineering revision level of the Products stored in the Approved Warehouse.

Upon receipt of each shipment of Products for an Approved Warehouse, Manufacturer shall cause such Products to be placed in segregated storage (“Warehouse Products Storage”) at the Approved Warehouse, partitioned or electronically marked in such a way that the Products may be readily distinguished from other inventory by physical inspection.

Promptly after each shipment of Products for an Approved Warehouse, Manufacturer shall furnish to Zebra and, if Zebra so requests, to a designated party at the Approved Warehouse storage location, a report setting forth at least the following: (a) Zebra’s Order Number; (b) Approved Warehouse storage destination; (c) origin location; (d) name of carrier and truck number or railcar number; (e) lot identification number of each lot, if applicable; (f) net weight of each lot; and (g) description and quantity of Products in each lot.

d. Performance at Approved Warehouses. Within fifteen (15) Business Days after implementation of a vendor managed inventory program, Manufacturer shall provide Zebra with all key performance indicators applicable to Manufacturer’s management of Product inventory at the Approved Warehouses and monitored by Manufacturer, which shall include all generally accepted United States industry standards (e.g., inventory value, inventory turns, fill rates) and which, when approved by Zebra as provided below, shall be appended as Exhibit K to this Agreement. If a new Product added to this Agreement requires special or additional key performance indicators, Exhibit K shall be amended to reflect the parties’ mutual agreement on such key performance indicators. Exhibit shall also include a mechanism for evaluating and scoring Manufacturer’s performance of the key performance indicators, consistent with generally accepted United States industry standards. Manufacturer shall monitor, evaluate and score its performance with respect to such key performance indicators and shall provide Zebra with a quarterly

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

report of such performance and discuss each such report with Zebra at the next Quarterly Business Review. Zebra shall have the right to terminate this Agreement for cause for Manufacturer’s failure to achieve the key performance indicators, as such right to terminate shall be further described in Exhibit K. Exhibit K shall be subject in its entirety to Zebra’s approval prior to appending to this Agreement, and Zebra may terminate this Agreement upon ten (10) Business Days notice if the parties are unable to reach agreement upon the terms of Exhibit K within fifteen (15) Business Days after implementation of a vendor managed inventory program.

4.8	Communications. Manufacturer shall comply with Zebra’s communications processes with Zebra’s vendors, including any electronic data interchange (EDI) procedures.

Article V.

Pricing; Payments

5.1	Pricing.

a. Pricing Method.

(i)	Production Pricing. All Product prices shall at all times be at production pricing (i.e., excluding all ramp costs).

(ii)	[*** Redacted]. Pricing shall be determined based upon [*** Redacted]. Manufacturer agrees that [*** Redacted]. Such [*** Redacted] shall only be applied as set forth in Exhibit J. [*** Redacted]

(iii)	Marking, Packaging and Shipping Costs. All prices shall include marking and packaging costs and applicable Incoterms under the applicable terms of sale and as may be identified in the respective Specifications for a Product. Prices shall not include shipping costs.

(iv)	Notification of Costs. Notwithstanding any binding forecast or Release or anything else in this Agreement to the contrary, under no circumstances shall Zebra be compelled to purchase any Product until Manufacturer shall have advised Zebra in writing of, and Zebra shall have agreed to, all of the Materials Costs, Value-Added Costs and SG&A Costs for such Product.

b. Initial Price. The initial price for each Product shall be as set forth in Exhibit A in U.S. dollars.

c. Price Adjustments. [*** Redacted] the parties shall determine Product pricing [*** Redacted]. Prices shall [*** Redacted]. Without limiting the foregoing, the parties shall [*** Redacted]. All price adjustments of each Product shall [*** Redacted]. Exhibit A of this Agreement shall be updated [*** Redacted] by price sheet posted to Zebra’s FTP

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

site as necessary to adjust the price of each Product to account for changes expressly provided for in this Agreement. Neither party shall be [*** Redacted].

5.2	Product Costs.

a. Cost Model. The parties agree that Product costs shall be [*** Redacted]. Exhibit J sets forth [*** Redacted].

b. Bill of Materials Review. Manufacturer shall [*** Redacted] provide Zebra with [*** Redacted]. It is the parties’ expectation and intent that [*** Redacted]. Manufacturer shall [*** Redacted]. For further clarification, an example [*** Redacted] is set forth in Exhibit N. In the event that Zebra [*** Redacted].

c. Cost Reduction Initiatives. In addition to other cost reduction mechanisms provided herein, both parties shall establish mutually agreed cost reduction targets on an annual basis prior to the beginning of Zebra’s fiscal year by methods such as elimination of Materials, obtaining alternate sources of Materials, redefining Specifications, and improved assembly or test methods. The cost targets will consist of specific cost reduction initiatives mutually identified by both parties. These initiatives will be broken down by achievable target dates and tracked on a quarterly basis. An ongoing measurement shall be established to track cumulative quarterly costs savings. The format for establishing and tracking the various cost savings initiatives is detailed in Exhibit L. [*** Redacted] The parties shall mutually agree on the responsibility for any investment costs related to a particular cost savings initiative prior to beginning such cost savings initiative. All changes to implement cost reductions must be approved by Zebra in advance and must be in compliance with the Bill of Materials approved by Zebra and the Approved Vendor List.

5.3	Invoice and Payment Procedure. For each shipment of Products delivered hereunder, Manufacturer shall provide to Zebra an invoice (a) referencing the purchase order set forth in Section 4.2 and, for components, subassemblies and assemblies, the Transfer Plan or relevant Release number, and (b) specifying the amount of each Product delivered, the price of each Product, the total invoice amount (in U.S. dollars) and date of delivery of the Products. Manufacturer shall not issue any such invoice earlier than the respective date of shipment of the corresponding Products. For Services performed hereunder pursuant to an SOW or COR/COA, Manufacturer shall invoice Zebra upon Zebra’s acceptance of associated deliverables or Services delivered by Manufacturer to Zebra according to acceptance criteria set forth in such SOW or COR/COA, for all fees and NRE Costs (excluding those non-depreciable NRE Costs for which Manufacturer is responsible pursuant to Section 3.6) under such SOW or COR/COA that are consistent with the budget set forth therein and other fees and NRE Costs (excluding those non-depreciable NRE Costs for which Manufacturer is responsible pursuant to Section 3.6) pre-approved by Zebra. Manufacturer shall also invoice Zebra for its actual cost of any (a) Unique Tooling for which Zebra has agreed to pay in connection with any SOW or COR/COA, or pursuant to Section 3.4a, (b) rework of any WIP or finished Products

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

pursuant to a COR/COA, or (c) Excess or Obsolete Inventory pursuant to Section 4.3. Provided that Manufacturer has complied with the foregoing invoicing guidelines and there is no good faith dispute related to such invoice or acceptance of such deliverables or Services, Zebra shall pay each such invoice according to the terms set forth in the Transfer Plan or relevant Release, SOW or COR/COA or, if no such terms are stated therein, within forty-five (45) days after its receipt of such invoice.

5.4	Taxes; Fees. Manufacturer shall be responsible for payment of all Manufacturer Taxes. Zebra shall be responsible for taxes as expressly set forth in Exhibit J. Under no circumstances shall either party be responsible for any United States or foreign, local, state or federal tax on the net income of the other party.

5.5	Currency.

a.	Manufacturer will invoice in U.S. dollars as agreed with Zebra in Exhibit A of this Agreement, and remain fixed in that currency unless otherwise mutually agreed by both parties in writing.

b.	For materials that are purchased outside of the currencies identified in Exhibit A of this Agreement, pricing will be reset quarterly based on calendar quarters. Manufacturer will attempt to carry out all transactions and quoting will be carried out in U.S. dollars before proceeding to any other currency.

c.	For the purpose of establishing invoice prices, the exchange rates will be derived from the sources specified in Exhibit M on the second to last Thursday of the last month of each calendar quarter (i.e. March, June, September and December).

d.	As part of the pricing process in Section 5.1c, the parties shall establish the invoice prices for the next three (3) month period. The invoice prices shall be established based on the following principles:

(i)	Materials Costs and Value Add Costs, which are priced in various currencies, shall be recalculated into the invoicing currency at the exchange rates as established under Exhibit M.

(ii)	In general, the parties agree that under the Agreement, there will be a reconciliation process for realized foreign currency gains and losses (as set forth on the quarterly income statement provided to Zebra in accordance with Section 0 above) that exceed five percent (5.0%) for the previous calendar quarter. Any such realized foreign currency gains or losses shall be passed on to Zebra in the Product price.

Article VI.

Confidentiality; Publicity

6.1	Confidential Information. During the Term of this Agreement, each party may discover, receive, or otherwise acquire, whether directly or indirectly, non-public

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

information or materials related to the other party or its Affiliates or shareholders, or its or their businesses, or information of third parties that the other party is obligated to keep confidential (collectively, “Confidential Information”). For the avoidance of doubt, all of the Zebra Technology shall be the Confidential Information of Zebra, and all of the Manufacturer Technology shall be the Confidential Information of the Manufacturer. Confidential Information shall not include information that: (i) is, or becomes, publicly known through no wrongful act of the receiving party or its officers, employees, consultants or contractors; (ii) is received by the receiving party without restriction from a third party without breach of any obligation of nondisclosure; or (iii) was known to a party prior to receipt of information or materials from the other party, as demonstrated by written documentary evidence.

6.2	Non-Disclosure of Confidential Information. Confidential Information of a party has substantial value to such party, which value would be impaired if such information or materials were improperly used or disclosed to third parties. Accordingly, the party in receipt of the other party’s Confidential Information shall (i) use such Confidential Information solely for purposes of this Agreement and (ii) disclose such Confidential Information only to its officers, employees, consultants and contractors whose duties relate to this Agreement and reasonably require familiarity with such information in order for such party to perform its obligations hereunder. The receiving party shall obtain from any such consultant or contractor and, if Manufacturer, also from its employees, a legally enforceable written agreement not to disclose the other party’s Confidential Information, or knowledge or know-how derived therefrom, to any other Person or use such Confidential Information for any purposes other than those contemplated by this Agreement. Each party shall take such precautions to protect the other party’s Confidential Information from disclosure or misappropriation as it takes for its own most highly sensitive information (but in no event shall such party use less than a reasonable degree of care) and shall be responsible for compliance with the restrictions in this Agreement by its Affiliates and the officers, employees, consultants and contractors of itself and its Affiliates. The confidentiality obligation set forth in this Agreement shall be observed during the Term of the Agreement and after the Term of this Agreement for an indefinite period of time for trade secrets and for a period of two (2) years following the termination of this Agreement for all other types of Confidential Information.

6.3	Non-Disclosure of Agreement. The terms and conditions of this Agreement, and all information required to be provided from one party to another under the terms and conditions of this Agreement, shall be deemed Confidential Information that is subject to the non-disclosure provisions of Section 6.2; provided that, each party shall be permitted to disclose the terms and conditions of this Agreement to actual or potential acquirers, investors and lenders and their respective representatives under written confidentiality agreements at least as protective of the disclosing party’s rights as the terms and conditions of this Article VI.

6.4	Exceptions. The confidentiality obligations of the receiving party under this Article VI shall not apply solely to the extent that any information is required to be publicly disclosed

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

pursuant to a governmental or judicial requirement or other requirement of Law, but only after notifying the party owning such information of such requirement prior to disclosure and cooperating with the owner to eliminate or minimize such disclosure requirement to the greatest extent possible and to obtain confidential treatment for all Confidential Information to be disclosed.

6.5	Return or Destruction of Confidential Information. Upon request of either party, and in any case upon expiration or termination of this Agreement (except to the extent and only for so long as a party has rights to use such Confidential Information under a license that survives termination of this Agreement or must retain Confidential Information to perform obligations for the other party that continue after termination pursuant to Section 8.6), each party shall promptly return to the other party or destroy (and certify such destruction in writing) all of the other party’s Confidential Information, including all copies, excerpts or summaries thereof, in whatever form or medium. Thereafter, both parties shall make no further use, either directly or indirectly, of any such Confidential Information.

6.6	Publicity. Without limiting the generality of the foregoing terms of this Article VI, neither party shall make any press release or similar public statement or, subject to Section 6.4, otherwise generally disclose the existence of arrangements between Zebra and Manufacturer or the existence of this Agreement, without the other party’s prior consent.

Article VII.

Representations And Warranties; Indemnification

7.1	General Representations and Warranties. Zebra hereby represents and warrants to Manufacturer, and Manufacturer hereby represents and warrants to Zebra, as follows:

a. Corporate Existence and Power. Such party: (i) is duly organized and validly existing under the laws of the state or country in which it is incorporated or formed and duly qualified under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; (iii) is in compliance with all requirements of applicable laws and regulations, except to the extent that any noncompliance would not materially adversely affect such party’s ability to perform its obligations under this Agreement; and (iv) is in compliance with its formation documents.

b. Authorization and Enforcement of Obligations. Such party: (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, without any violation of its formation documents; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

c. Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such party in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance of its obligations hereunder have been obtained.

d. No Conflict. The execution and delivery of this Agreement and the performance of such party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations of any governmental instrumentality or any contractual obligation of such party, and (ii) do not conflict with, or constitute a default or require any consent under, any contractual obligation of such party.

7.2	Product-Specific Warranties.

a.	Manufacturer represents, warrants and covenants to Zebra that all Products and Services delivered by Manufacturer under this Agreement shall (i) be manufactured and performed (as applicable) in a competent, professional and workmanlike manner, including compliance with ISO 9001-2000, IPC-A 610 Class 2 Standards and Specifications, (ii) at the time of delivery, strictly conform to the Specifications, [*** Redacted] (collectively, the “Warranty”).

b.	The parties acknowledge and agree that for the purposes of this Section 7.2, the Warranty [*** Redacted]. Manufacturer shall [*** Redacted] and shall [*** Redacted]. Without limiting the foregoing, Manufacturer shall [*** Redacted].

c.	The Warranty shall not apply to any Product to the extent that such Product suffers a Defect due to (i) the Specifications or design of the Product, (ii) tooling or other materials provided by Zebra, (iii) alteration or repair work by any party other than Manufacturer (except to the extent authorized by Manufacturer) or (iv) use of a Product in contravention of the Specifications.

d.	If any Product suffers a Defect, Zebra will notify Manufacturer, and Manufacturer shall repair or replace, at Manufacturer’s sole option and Manufacturer’s cost and expense, any such Product. Manufacturer shall provide an RMA number to Zebra within twenty-four (24) hours after receipt of Zebra’s notice of a Defect. Products returned to Manufacturer pursuant to an RMA shall be deemed to be the property of Manufacturer, including all risk of loss, and Zebra shall not be obligated to make any further payment for such Products. Manufacturer shall pay for all costs for the return of any Product to Manufacturer and for the shipment of any Product back to Zebra or to Zebra’s customer to whom such Product was originally drop shipped. Manufacturer shall promptly analyze any such RMA Product and, if a Defect is found, then Manufacturer shall repair or replace the RMA Product within twenty (20) Business Days of receipt by Manufacturer of the RMA Product and all required associated documentation. Zebra shall bear responsibility for all transportation costs to and from Manufacturer’s designated repair facility and diagnostic costs as agreed upon by the parties for non-Defective Products.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

e.	This Warranty (and the warranties set forth in Section 7.3) shall survive inspection, acceptance, and payment by Zebra and shall extend to Zebra and its Affiliates. Manufacturer shall not reject any Warranty claim on the basis that the claim arose after the Product or spare part has been sold or transferred by Zebra, or its Affiliates, to other parties. Zebra will not make any representations to end users or other third parties on behalf of Manufacturer, and Zebra will expressly indicate that the end users and third parties must look solely to Zebra in connection with any problems, warranty claim or other matters concerning the Product.

f.	For any Product repaired as a result of a Warranty issue, the Warranty period shall extend for the longer of ninety (90) days from date of shipment of the Product after repair and the remainder of the original Warranty period.

g.	[*** Redacted]. Manufacturer shall [*** Redacted] in its efforts to [*** Redacted].

h.	Notwithstanding anything herein to the contrary, the RMA procedure for a Box Build shall be as set forth in the respective Transfer Plan for such Box Build, which procedure the parties shall negotiate in good faith, subject to legal review by the parties. In the event the parties fail to obtain legal review, then the RMA procedure in this Section 7.2 shall apply.

7.3	Epidemic Failures.

a.	In the event an Epidemic Failure occurs, or in a party’s reasonable belief is likely to occur, with respect to a Product during the Warranty Period, the party having knowledge of such Epidemic Failure shall inform the other party as soon as possible about the event. Manufacturer shall immediately propose a containment action plan and, as soon thereafter as reasonably possible, a corrective action plan. Manufacturer shall implement the proposed corrective action plan (including root cause analysis) promptly upon approval by Zebra.

b.	If it is determined based on a joint root cause analysis that an Epidemic Failure exists, then the following costs and expenses incurred by Zebra or Manufacturer as a direct result of the foregoing shall be borne by Manufacturer [*** Redacted].

c.	In the event that an Epidemic Failure occurs, the Warranty Period shall extend for the longer of ninety (90) days from shipment of the Product after repair and the remainder of the original Warranty Period.

d.	So long as an Epidemic Failure occurs during the Warranty Period, Zebra shall have the right to the remedies set forth in (b) above, whether such remedies are exercised during the Warranty Period or after expiration of the Warranty Period.

e.	If Zebra desires to seek corrective action with respect to a safety or regulatory concern that is not caused by Manufacturer’s by breach of the warranty as set out in the definition

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of “Epidemic Failure,” then the parties shall cooperate to develop a plan for Manufacturer to assist Zebra in such corrective action and in cooperating with any regulatory agencies.

7.4	Certain Representations, Warranties and Covenants of Manufacturer. Manufacturer hereby represents, warrants and covenants to Zebra that: (a) it has, and shall have, adequate facilities and equipment and sufficient technical capability and know-how to manufacture, package, label and supply the Products to or for Zebra and its Affiliates according to the Specifications and other terms and conditions of this Agreement, including ISO 9001-2000 standards; (b) it and shall obtain and maintain any local, national and international approvals required to manufacture and supply the Products to Zebra; (c) it shall comply with all applicable Laws in performing the Services; (d) use of its own manufacturing processes, techniques, materials and internal specifications to manufacture the Products does not and will not infringe or misappropriate the rights of any third party; (e) the use, reproduction, manufacture, sale, offer for sale, distribution and importation of any Work Product will not infringe or misappropriate the rights of any third party; (f) all Products supplied to Zebra shall include labeling, packaging and inserts that conform with the final labeling, packaging and inserts approved by Zebra; (g) Zebra shall receive good title to all Products delivered hereunder, free and clear of any security interests, liens, charges or other encumbrances of any kind (collectively, a “Lien”); (h) Manufacturer shall not create or permit to exist any Lien over any of Zebra’s property (including tooling, equipment, fixtures or molds) or any of the Products; and (i) it has not agreed to pay any commission, gift, compensation or other payment in connection with performance of the Services or the manufacture or sale of Products to Zebra. If Manufacturer becomes aware that any of the foregoing representations, warranties or covenants was untrue in any material respect upon the Effective Date or that any become untrue in any material respect during the term of the Agreement, then Manufacturer shall promptly notify Zebra and provide details of the same.

7.5	Disclaimer. THE REMEDIES SET FORTH IN SECTIONS 7.2, 7.3, 7.6a AND 8.2 SHALL CONSTITUTE ZEBRA’S SOLE AND EXCLUSIVE REMEDY FOR A BREACH OF THE WARRANTY MADE BY MANUFACTURER IN SECTION 7.2.

EXCEPT TO THE EXTENT OF ANY EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, AND EXPRESSLY WAIVES, ALL OTHER WARRANTIES AND REPRESENTATIONS OF ANY KIND WHATSOEVER WHETHER EXPRESS, IMPLIED, STATUTORY, ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING COMPLIANCE WITH MATERIALS DECLARATION REQUIREMENTS, ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR INFRINGEMENT OR MISAPPROPRIATION OF ANY RIGHT, TITLE OR INTEREST OF ANY THIRD PARTY.

ZEBRA UNDERSTANDS AND AGREES THAT, WITH RESPECT TO ANY PRODUCT, IT SHALL HAVE FULL AND EXCLUSIVE LIABILITY, WHETHER

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FOR PRODUCT DESIGN LIABILITY, PRODUCT LIABILITY, DAMAGE TO PERSON OR PROPERTY AND/OR INFRINGEMENT OR MISAPPROPRIATION OF THIRD PARTY RIGHTS, EXCEPT IN EACH CASE TO THE EXTENT THAT THE SAME ARISES FROM MANUFACTURER’S FAILURE TO FOLLOW SPECIFICATIONS OR IS COVERED BY AN EXPRESS MANUFACTURER WARRANTY OR INDEMNITY SET FORTH IN THIS AGREEMENT OR ARISES FROM MANUFACTURER’S FAILURE TO PERFORM OBLIGATIONS UNDER SECTIONS 3.8d, 3.8e, 3.15, 3.16 OR 3.17.

NO ORAL OR WRITTEN STATEMENT OR REPRESENTATION BY MANUFACTURER, ITS AGENTS OR EMPLOYEES SHALL CONSTITUTE OR CREATE A WARRANTY OR EXPAND THE SCOPE OF ANY WARRANTY HEREUNDER.

7.6	Indemnification.

a. Manufacturer’s Indemnities. Manufacturer agrees to indemnify, defend and hold harmless Zebra and its employees, Affiliates, successors and assigns (collectively, “Zebra Indemnified Parties”) from and against all Loss arising from any third party claims asserted against any Zebra Indemnified Party that is based in part or in whole on [*** Redacted]

b. Zebra’s Indemnities. [*** Redacted] Zebra hereby agrees to defend, indemnify and hold harmless Manufacturer and its Affiliates, employees, successors and assigns (collectively, the “Manufacturer Indemnified Parties”) from and against all Loss arising from any third party claim asserted against any Manufacturer Indemnified Party to the extent based on any of the following: (a) except in each case to the extent that Manufacturer has contributed to any of the items in this subsection (a), [*** Redacted]; (b) that any item in subsection (a) [*** Redacted], (c) except in each case to the extent that [*** Redacted], (d) any [*** Redacted], or (e) [*** Redacted].

c. Notification and Procedure for Claims. Upon receipt of notice, whether formal or informal, direct or indirect, of any claim for which indemnification may be available under this Article VII, the party receiving notice shall promptly notify the other, and the management of both parties shall meet to discuss how to handle the matter. The indemnifying party shall promptly assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnified party shall reasonably cooperate with the indemnifying party or its counsel, at the indemnifying party’s expense, in its defense, settlement or other resolution of the claim. The indemnified party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party; provided that if such counsel is necessary because of a conflict of interest with the indemnifying party or its counsel or because the indemnifying party does not assume control of the defense of a claim for which it is obligated to indemnify the other party hereunder, then the indemnifying party shall bear such expense. The indemnifying party shall not, without

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

the indemnified party’s prior consent (not to be unreasonably withheld) enter into any settlement that requires the indemnified party to take any action, release any rights or pay any money other than for monetary damages for which the indemnifying party will indemnity the indemnified party.

7.7	Limitation of Liabilities.

a. Exclusion of Consequential Damages. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER PERSON OR ENTITY UNDER ANY CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE, OR OTHER LEGAL OR EQUITABLE CLAIM OR THEORY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOODWILL OR BUSINESS PROFITS, LOST REVENUE, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, OR FOR ANY EXEMPLARY OR PUNITIVE DAMAGES, WHETHER SUCH PARTY WAS INFORMED OR WAS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, EXCEPT IN EACH CASE WITH RESPECT TO (i) ANY LOSSES INDEMNIFIED BY SUCH PARTY PURSUANT TO SECTION 7.6 (AS LOSS IS DEFINED FOR PURPOSES OF SECTION 7.6), (ii) LOSSES ARISING FROM A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS HEREUNDER, OR (iii) LOSSES ARISING FROM A PARTY’S VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS.

[*** Redacted]

b. Exceptions Under Law. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING IN THIS SECTION 7.7 SHALL EXCLUDE OR LIMIT EITHER PARTY’S LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE TO THE EXTENT THAT SUCH LIABILITY CANNOT BY LAW BE LIMITED OR EXCLUDED.

7.8	Remedies under Other Agreements. Notwithstanding anything herein to the contrary, nothing herein shall limit Zebra’s remedies under any separate design services agreement as contemplated by Section 2.1b.

7.9	Insurance.

a. Insurance to be Carried by Manufacturer. During the Term of this Agreement, Manufacturer shall carry and maintain in full force and effect the insurance coverage stated below in subsection b. All insurance policies providing such coverage must be written on an occurrence basis. The insurer(s) providing such coverage must be licensed and admitted in the state of California and have a rating of “A” and policyholder’s surplus size “VII” or better as listed in the then-current Best’s Insurance Report published by A.M. Best Company, Inc. All insurance coverage shall protect Manufacturer and Zebra and each of the Additional Insured from and against all Loss arising from death, bodily

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injury or tangible property damage to the extent a claim relating thereto is based on Manufacturer’s negligence.

b. Minimum Insurance Requirements. The required insurance coverage and limits which Manufacturer shall obtain and maintain shall include the following:

[*** Redacted]

c. Retentions. [*** Redacted] must be accepted by Zebra, such acceptance not to be unreasonably withheld. [*** Redacted].

d. [*** Redacted]. Manufacturer shall [*** Redacted] insurance policy obtained by Manufacturer pursuant to the requirements contained in this Section 7.9. [*** Redacted]

e. [*** Redacted]

Before commencement of this Agreement and prior to Zebra having any obligation [*** Redacted] Manufacturer shall [*** Redacted]. Further, the [*** Redacted]. [*** Redacted] policy that meets the minimum insurance coverage set forth in subsection b of this Section 7.9.

Zebra’s approval of any of Manufacturer’s insurance coverage does not relieve or limit any of Manufacturer’s obligations under this Agreement, for claims exceeding required insurance limits.

In no event shall Zebra’s allowing Manufacturer to begin or complete its obligations under this Agreement, or acceptance of any such performance or payment therefore, be construed as a waiver of the Zebra’s right to assert a claim against Manufacturer for breach of Manufacturer’s obligations under this Section 7.9, or to declare Manufacturer in default of this Agreement for failure to comply with any of Manufacturer’s obligations under this Section 7.9, all and each of which are deemed material.

Article VIII.

Term And Termination

8.1	Term. The initial term of this Agreement shall be three (3) years from the Effective Date (the “Initial Term”). Thereafter, this Agreement shall automatically renew for successive one (1) year periods (each a “Renewal Term”) unless, prior to the relevant term, either party provides not less than one hundred eighty (180) days prior written notice to the other party of its intent not to renew this Agreement.

8.2	Termination for Breach. Either party may terminate this Agreement (or, at the option of the non-breaching party, any portion thereof relating to a Product with respect to which a breach relates) upon notice to the other party in the event that the other party breaches any material term or condition of this Agreement (including the provisions of Section 7.9), if

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such breach remains uncured for longer than thirty (30) days after receipt of notice from the non-breaching party.

8.3	Additional Termination Rights.

a. Zebra. Zebra shall also have the right to terminate this Agreement without regard to any other provisions herein regarding notice periods, (i) at any time, for any or no reason, [*** Redacted] (ii) upon notice, upon Manufacturer’s Change of Control, (iii) upon notice, in the event of an Epidemic Failure, or (iv) upon notice, if Manufacturer breaches the insurance provisions of Section 7.9 and such breach has resulted in Loss to Zebra, or (v) upon notice, [*** Redacted].

b. Manufacturer. Manufacturer shall also have the right to terminate this Agreement without regard to any other provisions herein regarding notice periods, at any time, for any or no reason, [*** Redacted] prior notice to Zebra.

8.4	Partial Termination. In the event that either party has the right to terminate this Agreement as to any Product, then such party shall have the right, in its sole election, to terminate this Agreement with respect to only such Product, in which case this Agreement shall continue in full force and effect with respect to all other Products. Similarly, a party may elect not to renew this Agreement with respect to any Product, in which case this Agreement shall continue in full force and effect with respect to all other Products for which the Agreement is renewed. In connection with termination of this Agreement with respect to only certain Products, each provision of this Agreement related to termination shall, where context permits, apply in connection with only such terminated Products.

8.5	Termination for Insolvency. This Agreement shall terminate without the need for further action by either party: (a) in the event that the other party becomes insolvent or generally fails to pay, or admits in writing its inability to pay its debts as they become due; (b) the other party ceases active operation of its business; (c) the other party adopts a resolution for discontinuance of its business or for dissolution; or (d) the other party takes any corporate or similar action authorizing any of the foregoing.

8.6	Effect of Termination.

a. Outstanding Orders. Upon expiration or termination of this Agreement for any reason except Zebra’s non-payment of undisputed amounts, with respect to any portion of a binding forecast for a component, subassembly or assembly Product, or a Release for a Box Build, that remains outstanding at the time of termination, Manufacturer shall either, in Zebra’s sole discretion (i) complete, in whole or in part at Zebra’s sole discretion, Manufacturer’s obligations under this Agreement with respect to such binding forecast or Release, or (ii) terminate all work and commitments made under or pursuant to this Agreement with respect to such binding forecast or Release as quickly and effectively as

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possible, in which event Manufacturer shall provide Zebra written proof that such termination has been accomplished in a timely manner.

b. Payments Upon Termination. In the event of termination of all of part or this Agreement, then Zebra shall pay amounts due and owing for (i) the affected Obsolete Inventory in accordance with Section 5.3 and (ii) affected Unique Tooling; in each case provided that Manufacturer has delivered all such Obsolete Inventory and Unique Tooling to Zebra without any damage and has handled Unique Tooling as provided in Section 3.7.

c. Duty to Minimize Costs. In every case, Manufacturer shall take all reasonable measures (including those requested by Zebra) to minimize the amounts payable by Zebra pursuant to this Section 8.6, including by canceling all applicable purchase orders for Materials and reducing Materials inventory through return for credit programs or allocating such Materials for other Products, alternate company programs, if applicable, or other customer orders. Zebra will provide reasonable cooperation to assist Manufacturer with respect to the foregoing.

d. Outstanding SOWs. SOWs outstanding upon expiration or termination of this Agreement shall be handled according to Section 3.12(ix).

e. Materials Transfer. Upon expiration or termination of this Agreement for any reason, in Zebra’s sole discretion and upon full payment by Zebra of all amounts due and owing for such items, Manufacturer shall promptly transfer to Zebra according to Zebra’s reasonable instructions, all Unique Tooling, Materials, orders for Materials, Obsolete Inventory, WIP and finished Products in Manufacturer’s possession or control. If the Agreement expires without renewal or is terminated by Manufacturer for cause pursuant to Section 8.2 or is terminated by Zebra pursuant to Section 8.3a(i) or terminated pursuant to Section 8.5 as a result of Zebra’s bankruptcy or insolvency, then Zebra shall pay the cost of transferring such materials. If the Agreement is terminated for any other reason, then Manufacturer shall pay the cost of transferring such materials. In addition, Manufacturer shall consent to Zebra, or any Person on Zebra’s behalf, contracting directly with any vendor on the Approved Vendor List.

f. Survival. Termination of this Agreement for any reason shall not relieve the parties of any obligation accruing prior to such expiration or termination. Any provisions of this Agreement that by their terms or nature will or may entail obligations to be performed after termination shall survive such termination until they are performed. Notwithstanding anything herein to the contrary, the following provisions shall survive indefinitely (or for such shorter period as specifically referenced in the particular section) the expiration or termination of this Agreement for any reason: Sections 1.1 1.5, 2.3b (further assurances), 2.3d, 2.4c, 2.4d, 2.4f (duty to collect and delivery), 2.5, 2.6a (as provided therein), 2.6b (as provided therein), 3.15 (as provided therein), 3.17 (as provided therein), 3.19, 4.6 and 8.6 and Article VI, Article VII, Article IX, and Article X.

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Article IX.

Miscellaneous

9.1	Assignment. Zebra is entering into this Agreement based upon the special knowledge, skill and abilities of Manufacturer and, as a result thereof, providing Manufacturer with Confidential Information and a non-transferable license to Zebra Technology. Accordingly, neither this Agreement, nor any license granted to Manufacturer hereunder, may be assigned or otherwise transferred, including by Change of Control, by Manufacturer without Zebra’s prior written consent. Any attempted assignment or transfer by Manufacturer of its rights or obligations under this Agreement shall be void and of no affect, unless the prior written consent of Zebra has been obtained. Notwithstanding the foregoing, Manufacturer shall have the right to assign its rights to receive monies hereunder without the prior consent of Zebra. Zebra may assign or otherwise transfer this Agreement (and all rights and licenses hereunder): (i) pursuant to a Change of Control; (ii) to an Affiliate; or (iii) otherwise to a third party with the prior consent of Manufacturer.

9.2	Successors. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

9.3	No Third Party Beneficiaries. This Agreement shall not be deemed to confer any rights or remedies upon any person not a party hereto, except for the indemnities and Warranty.

9.4	Bankruptcy Events. The rights and licenses granted to Zebra under this Agreement are and shall otherwise be deemed to be, for the purposes of Section 365(n) of the United States Bankruptcy Code and similar or related laws in other jurisdictions, a license of “intellectual property” rights as defined in Section 101(35A) of the United States Bankruptcy Code or under similar or related laws in other jurisdictions. Zebra, as licensee of intellectual property rights under this Agreement, may fully exercise all of its rights under the United States Bankruptcy Code or any similar or related laws of other jurisdictions, including, without limitation, its right to continue to exercise the intellectual property rights licensed hereunder, notwithstanding any rejection or assignment of this Agreement by Manufacturer; provided that in the event that Zebra elects to exercise such rights, it shall also be obligated to make all payments hereunder not disputed in good faith.

9.5	Dispute Resolution.

a. Exclusive Procedure. Any Dispute between the parties shall be resolved as provided in this Section 9.5, which shall be the sole and exclusive procedure for the resolution of Disputes. Notwithstanding the foregoing, each party may institute formal proceedings at any time to seek a preliminary injunction or other provisional judicial relief, if in its sole judgment such action is necessary to avoid irreparable damage (including as a result of a failure to supply Product) or to preserve the status quo. Despite such action, the parties shall continue to participate in good faith in the procedures specified in this Section 9.5.

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Any provisional relief obtained pursuant to this Section 9.5a shall be limited as appropriate to preserve the jurisdiction of the American Arbitration Association to resolve the Dispute between the parties.

b. Escalation; Arbitration. The parties shall first attempt in good faith to resolve any Dispute between them by negotiation among the Project Team. Either party may give the other party notice of any Dispute not resolved in the normal course of business. Within five (5) Business Days after receipt of such notice, the receiving party shall submit to the other a written response. The notice and the response shall include a statement of each party’s position, a summary of arguments supporting that position and any supporting documentation. Within five (5) Business Days after receipt of the response by the other party, the Project Team shall meet at a mutually agreeable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute.

c. Executives’ Negotiation. If the Project Team is unable to resolve, or does not anticipate resolving, the Dispute within thirty (30) days (or such longer period as the parties may agree) after notice of such Dispute is received by the non-disputing party, then the Dispute shall be referred to executives at Zebra and Manufacturer who have authority to settle the Dispute and who are at a higher level of management than the persons who comprise the Project Team. Such executives shall attempt to resolve the Dispute by good faith negotiation.

d. Formal Proceedings. If the parties’ executives are unable to resolve any Dispute within ten (10) Business Days (or such longer period as the parties may agree) after such Dispute is referred to them, then a party may pursue arbitration in accordance with Section 9.5(e) after providing notice to the other party. Except as provided in Section 9.5a, neither party may bring a formal proceeding relating to any Dispute arising out of or relating to this Agreement until the dispute resolution and escalation procedures set forth in this Section 9.5 have been exhausted.

e. Binding Arbitration. In accordance with Section 9.5d and except as permitted by Section 9.5a, any Dispute not resolved by the escalation procedures set forth in this Section 9.5 shall be resolved by binding arbitration, and each party hereby waives any right to institute a court or other dispute resolution proceeding with respect to such Dispute and acknowledges arbitration in accordance with this Section 9.5e as the sole and exclusive means of resolving such Dispute. The Commercial Rules of the American Arbitration Association, as modified herein, shall apply to such arbitration. The arbitration shall be heard and determined by a panel of three (3) arbitrators, each of whom shall be a disinterested attorney having experience and familiarity with manufacturing and supply arrangements in the thermal on demand printer industry. Each party shall choose one (1) arbitrator, with the third arbitrator chosen by agreement of the two (2) arbitrators chosen by the parties. In the event the two (2) arbitrators chosen by the parties cannot agree on a third arbitrator, such third arbitrator shall be selected by the American Arbitration Association. The arbitrators shall decide all disputes primarily based on the terms of this Agreement and secondarily on the laws of the State of Illinois, United States of America

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(without regard to conflicts of law principles). The decision of a majority of the arbitrators shall be final and binding on the parties and may be enforced before any court of competent jurisdiction in accordance with Section 9.6 and cannot be the subject of any appeal. The arbitration proceeding shall occur in Chicago, Illinois, and be conducted in the English language, each party shall bear its own costs relating to such arbitration, the parties shall equally share the arbitrators’ fees and expenses, and the arbitration and all related proceedings and discovery shall take place pursuant to a protective order entered by the arbitrators that adequately protects the confidential nature of each party’s Confidential Information. Unless otherwise agreed by the parties, the arbitration proceeding shall commence not later than thirty (30) days after a party provides notice of arbitration, shall not continue for longer than thirty (30) days and the arbitrators shall issue their decision within fifteen (15) Business Days after the conclusion of the proceeding. In no event shall any arbitration award provide a remedy beyond those permitted under this Agreement, and any award providing a remedy beyond those permitted under this Agreement shall not be confirmed, no presumption of validity shall attach, and such award shall be vacated.

f. Continued Performance. Each party shall have an unconditional and absolute obligation to continue to perform its obligations under this Agreement during the pendency of efforts to resolve any Dispute unless and until such obligations are terminated by this Agreement or prohibited by order of the arbitrators or a court of competent jurisdiction (as permitted by Section 9.5a).

g. Confidentiality. All negotiations pursuant to this Section 9.5 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

9.6	Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with, and the legal relations between the parties hereto shall be determined in accordance with, the laws of the State of Illinois, United States of America, as if agreed to and performed entirely within the State of Illinois, United States of America, without regard to conflicts of law principles. WITH RESPECT TO ANY AND ALL JUDICIAL PROCEEDINGS RELATED TO THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF, AND VENUE IN, ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED IN COOK COUNTY, ILLINOIS, UNITED STATES OF AMERICA, EXCLUDING ALL OTHER COURTS IN THE WORLD FOR THE PURPOSES OF ADJUDICATING ANY MATTER ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT, EXCEPT WITH RESPECT TO THE ENFORCEMENT OF ANY JUDGMENT OR ARBITRAL AWARD AND WITH RESPECT TO INTERIM RELIEF, WHICH ENFORCEMENT AND/OR RELIEF MAY BE SOUGHT BEFORE ANY COURT OF COMPETENT JURISDICTION. WITH RESPECT TO ANY AND ALL DISPUTES OR BREACH OR ALLEGED BREACH OF THIS AGREEMENT, EACH PARTY HEREBY CONSENTS TO THE PROVISIONS OF SECTION 9.5, AND SHALL INSTITUTE PROCEEDINGS ONLY AS PERMITTED BY SECTION 9.5. The parties

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agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

9.7	Relationship of Parties. The relationship hereby established between Zebra and Manufacturer is solely that of customer and supplier. Manufacturer is an independent contractor, and nothing in this Agreement shall be construed to create a partnership, agency, joint venture, pooling, franchise, employer-employee or any other legal relationship or association between the parties. Neither party shall be responsible for the acts or omissions or the compensation, payroll-related taxes, workers’ compensation, accident or health insurance or other benefits of employees of the other party. Neither party has the power or authority to act for, represent, or bind the other (or its Affiliates) in any manner.

9.8	Notices. Any consent, agreement, approval, notice, or report or other communication required or permitted to be given or made under this Agreement by one of the parties hereto to other party shall be in writing and in English and shall be delivered in person or by a recognized overnight courier, by facsimile, by e-mail or by posting to Zebra’s FTP site or other similar electronic method. Such notice shall be deemed received on the date on which it is hand-delivered, on the third business day following the day on which it is deposited with an overnight delivery service (prepaid), on the day sent by facsimile with confirmation of receipt, if sent by e-mail, during normal business hours on a business day (in the country in which the recipient is located) and confirmed by one of the other aforesaid means of service, or if by posting to Zebra’s FTP site, on the day of posting. For purposes of notice, the addresses of the parties shall be as follows:

If to Zebra:

Zebra Technologies Corporation

333 Corporate Woods Parkway

Vernon Hills, Illinois 60061

Attention:	Chester Trocha
Vice President, Global Supply Chain

Phone: 1-847-793-6700

Facsimile: 1-847-913-8766

E-mail: ctrocha@zebra.com

With a copy (which shall not constitute notice), to:

Zebra Technologies Corporation

333 Corporate Woods Parkway

Vernon Hills, Illinois 60061-3109

Attention:	Noel Elfant, Esq.
Vice President and General Counsel

Phone: 1-847-793-6772

Fax: 1-847-821-1492

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If to Manufacturer:

Jabil

10560 Dr. Martin Luther King, Jr., St .

North St. Petersburg, Florida 33716

Attention: Michael J. Loparco

Phone: 1-727-403-6646

Facsimile: 1-727-579-8529

E-mail: mike_loparco@jabil.com

With a copy (which shall not constitute notice), to:

Jabil

10560 Dr. Martin Luther King, Jr., St .

North St. Petersburg, Florida 33716

Attention: General Counsel, Legal Department

Phone: 1-727-577-9749

Facsimile: 1-727-579-8529

Any party may, by written notice to the other party in accordance with this Section 9.8, change the address or addressee to which notices, requests or other communications shall be given. The parties may not use the FTP Site for purposes of providing notice under Sections 7.6 and 9.5 and Article VIII.

9.9	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any action in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein, and Zebra and Manufacturer agree that any arbitral or judicial authority permitted by Sections 9.5 or 9.6 shall be empowered to reform any invalid, illegal or unenforceable provision of this Agreement so as to be valid, legal and enforceable.

9.10	Compliance with Foreign Corrupt Practices Act. Neither Manufacturer nor any of its directors, officers, employees or owners will make any payment (including any offer to pay, promise to pay or gift of money or anything else of value) in connection with this Agreement or any Services provided pursuant to this Agreement to:

a. any government official, any political party or official of a political party, or any candidate for political office (in any country); or

b. any other person, while knowing, having reason to know or having credible information suggesting in any way that all or a portion of such money or thing of value

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will be offered, given or promised, directly or indirectly, to any government official, to any political party, or official thereof or to any candidate for political office (in any country), where the purpose of the payment was or is to influence or induce any government official, political party, official of a political party or candidate for political office:

(i)	to take any act or make any decision in that person’s official capacity;

(ii)	to fail to take an act in violation of that person’s official duty;

(iii)	affect or influence any act or decision by a government; or

(iv)	take or fail to take any other action that would violate the laws or regulations of the United States of America or any other country,

in order to assist Manufacturer, any of Manufacturer’s directors, officers, employees or owners, or Zebra in obtaining or retaining business for or with, or directing business to, any Person. The term “government official” means any officer or employee of a government or a department, agency, or instrumentality thereof, or any such person acting in an official capacity for or on behalf of such government or department, agency, or instrumentality, in any country. Manufacturer represents and warrants that none of its directors, officers, employees or owners is a government official, an official of a political party or a candidate for political office, in any country, except as has been disclosed in writing to Zebra. Manufacturer further agrees that it will notify Zebra before any of its directors, officers, employees or owners becomes in the future a government official, an official of a political party, or candidate for political office, so that Zebra can implement any precautions that it deems necessary to maintain compliance with the Foreign Corrupt Practices Act. In addition to the foregoing, neither Manufacturer nor any of its personnel shall make any payment (including any offer to pay, promise to pay or gift of money or anything else of value) to any Zebra employee in connection with the solicitation or award of this Agreement or any SOW.

9.11	Rights and Remedies Cumulative. Notwithstanding anything herein to the contrary, Zebra’s termination rights under this Agreement are cumulative with any warranty or other remedies set forth in this Agreement.

9.12	Further Assurances. The parties shall execute and deliver such further documents and take such further actions as may be necessary or appropriate to effectuate more fully this Agreement and to carry out the business contemplated by this Agreement.

9.13	Force Majeure.

a. General. Neither party shall be in breach of its obligations hereunder to the extent that performance is prevented or delayed due to circumstances of Force Majeure;

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

provided that, Manufacturer shall not be excused from any of its obligations unless Manufacturer has complied with all procedures in connection with its business continuity plan pursuant to Section 3.3c, and then only for such period of time as is reasonable to resume the Services under the business continuity plan. In the event that either party is unable to perform its respective obligations, covenants and promises under this Agreement, in whole or in part, due to circumstances of Force Majeure, such party shall give the other party prompt notice of such circumstances and shall exercise every reasonable means to remove or alleviate such impediments to its performance as soon as possible. Subject to the provisions of Section 9.13b, performance under the terms of this Agreement shall be suspended only to the extent and only for such time as the Force Majeure persists and shall resume as soon as practicable after the Force Majeure has abated. In the event that a party’s obligations hereunder are suspended due to a Force Majeure event, then the other party’s obligations shall also be suspended for a corresponding period of time. Regardless of the excuse of Force Majeure, if a party is unable to perform within sixty (60) days after such event, then the other party may terminate this Agreement upon notice.

b. Supply Preference. In the event of a shortage of manufacturing capacity, or any Materials for a Product, as a result of a Force Majeure event, Manufacturer shall use commercially reasonable efforts to fulfill from such limited manufacturing capacity and/or supply of Materials or other facilities a proportional share of Zebra’s Weekly forecast for Products, such share to be based upon the volume of Zebra’s unfulfilled Weekly forecast for Products as compared to the outstanding orders of Manufacturer’s other customers (or its or its Affiliates’ internal needs) for products that also depend upon such manufacturing capacity or incorporate such Materials.

9.14	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

9.15	Construction. This Agreement is executed in the English language and shall be deemed to comprise the language mutually chosen by the parties. This Agreement is governed by the English language and, if any translations are prepared of this Agreement and there is any conflict between the English version and such translation, the English version shall control. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. As used in this Agreement, the singular shall include the plural and vice versa, and the terms “include” and “including” shall be deemed to be immediately followed by the phrase “without limitation.” The terms “herein” and “hereunder” and similar terms shall be interpreted to refer to this entire Agreement. The captions and headings in this Agreement are inserted for convenience and reference only and in no way define or limit the scope or content of this Agreement and shall not affect the interpretation of its provisions.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

9.16	Consent . Unless otherwise stated herein, all consents, approvals or agreements required to be obtained from a party shall not be unreasonably withheld or delayed.

9.17	Other Terms. The parties agree that time is of the essence for all deliveries of Product under this Agreement.

9.18	Entire Agreement. Any exhibits, schedules and other attachments to this Agreement, any subsequently accepted Release, any executed SOW or approved COR/COA, and all terms and conditions contained in any of the foregoing, are hereby incorporated by reference; provided that, in the event of a conflict between any term or condition of the main body of the Agreement and any term or condition of any exhibit, schedule, attachment, Release or SOW, the terms and conditions of the main body of the Agreement shall control except, in the case of Releases, SOWs or CORs/COAs as provided below in this Section 9.18. This Agreement constitutes the entire agreement between the parties with respect to the Products and Services to be provided by Manufacturer to Zebra under this Agreement, and supercedes all other prior agreements, understandings and negotiations, both written and oral, among the parties with respect to such Products and Services. No representative of Zebra or Manufacturer is authorized to make any representation, warranty or promise not contained in this Agreement, except as provided by the next succeeding sentence. For purposes of clarity, the terms and conditions of this Agreement shall supersede and control any conflicting terms and conditions in any form of Release, SOW, COR/COA or any other business forms used by the parties for the purposes of ordering, acknowledging, invoicing or shipping, unless such business form is signed by authorized representatives of both parties and specifically references this Agreement and the provision(s) that is superseded.

9.19	No Amendment; Waiver. No change, amendment, termination, waiver or other modification of any of the provisions of this Agreement shall be binding on either party unless in writing and signed by an officer of each party who is authorized to take such action. No change, amendment, termination, waiver or other modification of this Agreement (including the expiration hereof) shall affect the rights of either party to enforce any claim which was incurred prior to the date of such modification. No waiver of any provision hereof or default, or exercise of any election provided under this Agreement, shall affect the right of either party thereafter to enforce said provision or to exercise any right or remedy or election in the event of any other default, whether or not similar.

Article X.

Definitions

The following terms, when used herein with initial capital letters, shall have the respective meanings set forth in this Article X.

“Additional Insureds” shall have the meaning provided in Section 0.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Affiliate” means, with respect to a Person, any Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” shall mean direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock or other voting interests in the Person.

“Agreement” shall have the meaning provided in the Preamble.

“Amortized Tooling” shall have the meaning provided in Section 3.4b.

“Approved Vendor List” means, for a Product or other Service, the exclusive list of vendors for such Product or Service from which Manufacturer may purchase Materials, which list is communicated via Zebra’s Bill of Materials.

“Approved Warehouse” means a Zebra-approved warehouse.

“BCP” shall have the meaning provided in Section 3.3b.

“Bill of Materials” means the list of materials, including subassemblies, components, devices and packaging materials that comprise a Product or are used to provide other Services, and that is provided by Zebra in writing or approved by Zebra in advance in writing, including any changes thereto.

“Box Build” means a printer engine or a fully assembled printer.

“Business Day” means any day in which the Zebra location in Illinois, United States, is open for regular business.

“COA” means a change order approval as further described in Section 3.12(v), the form of which is set forth in Exhibit H.

“COR” means a change order request as further described in Section 3.12, the form of which is set forth in Exhibit G.

“Change of Control” means, with respect to a party, (a) the direct or indirect change in the ownership of fifty percent (50%) or more of the voting securities of such party, as applicable, in a single transaction or series of related transactions, or all or substantially all of the assets of such party, as applicable, are acquired by any entity, or such party, as applicable, is merged with or into another entity to form a new entity or (b) the direct or indirect change of the power to direct or cause the direction of the management policies of an such party, whether through the ownership of voting securities, by trust, management agreement, contest or otherwise, whether in a single transaction or series of related transactions.

“Child Labor” means a person younger than the greater of the following: (i) the age for completing compulsory education in the country in which such person is employed, (ii) the local legal minimum age for employment, or (iii) sixteen (16) years of age.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Compliance Certification” shall have the meaning provided in Section 3.8d.

“Confidential Information” shall have the meaning provided in Section 6.1

“Contract Year” means each one-year period commencing on the Effective Date and each anniversary thereof.

“Critical Personnel “ shall have the meaning provided in Section 1.10.

“Defect” means any failure to comply with the Warranty.

“Designated Facility” means any facility in which Services are being provided by Manufacturer to Zebra, such locations to be mutually agreed upon.

“DFX Analysis” means continuous improvement in concurrent Product and manufacturing process development to focus developers’ attention from the beginning on all key product lifecycle considerations such as customer requirements, quality, time to market, cost of ownership, and operational complexity.

“Dispute” means any dispute, controversy or claim arising out of, or relating to, this Agreement, including any of the foregoing with respect to the interpretation of any provision of this Agreement, the performance of either party of its obligations under this Agreement and situations or circumstances in which the parties are supposed to, but cannot, mutually agree, but excluding such situations and circumstances where a party is provided a right of termination hereunder in the event of such failure to agree.

“Effective Date” shall have the meaning provided in the Preamble.

“Epidemic Failure” means [*** Redacted]

“Exporting Party” shall have the meaning provided in Section 4.5g.

“Excess Inventory” means Materials, WIP and finished Products that Manufacturer has actually manufactured or procured in amounts that (a) for Materials, do not exceed the amount reasonably required to manufacture Products to fulfill the most recent Weekly Forecast, taking into account Long-lead Time Materials and minimum order requirements and subject to cancellations by Zebra as permitted by the flexibility table in Section 4.2c and (b) for WIP and finished Products, do not exceed the amount reasonably required to fulfill orders for Products set forth in Releases issued by Zebra. Excess Inventory shall not include any of the following: (i) amounts of Materials that exceed the amount reasonably required to manufacture Products to fulfill the most recent Weekly Forecast, taking into account Long-lead Time Materials and minimum order requirements, (ii) amounts of WIP and finished Product in excess of amounts reasonably required to fulfill orders for Products set forth in Releases issued by Zebra; (iii) damaged Materials, WIP or finished Products; (iv) any WIP or finished Products that can be reworked for other Products (upon Zebra’s prior approval) scheduled for Release within the next calendar quarter; (v) any WIP or finished Products not located at a Designated Facility or

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Approved Warehouse; or (vi) any Materials, WIP or finished Products that will be used to satisfy Manufacturer’s support obligations pursuant to Section 3.19.

“Force Majeure” means acts of God (including fire, storm, flood, disease, pestilence, and earthquake), government action which frustrates the economic positions of the parties under the agreement or other acts beyond the reasonable control of a party, but expressly excluding strikes or other labor stoppages, slowdowns or disputes.

[*** Redacted]

“Initial Transfer Date” shall have the meaning provided in Section 3.6.

“Intellectual Property Rights” means all intellectual property rights and other proprietary rights in any jurisdiction throughout the world (a) including (i) patents and patent applications and any divisions, continuations, continuations-in-part, reissues, extensions, or reexaminations thereof, (ii) rights in inventions, invention disclosures, trade secrets, know-how and other confidential or proprietary information, and (iii) copyrights and copyright applications and rights in copyrightable works and mask works, but (b) excluding Trademarks and applications therefor.

“Laws” means all statutory, civil or common laws, rules, regulations, codes and standards of the United States and those jurisdictions in which the Products will be manufactured.

“Lien” shall have the meaning provided in Section 7.4.

“Long-lead Time Materials” means any Materials with lead times greater than ninety (90) days.

“Loss” means any and all loss, damage, liability, obligation, settlement payment, award, judgment, fine, penalty, deficiency, diminution in value, cost or expense, including all expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including reasonable and documented fees and disbursements of legal counsel). Only for purposes of indemnification obligations of a party pursuant to Section 7.6, Losses shall mean and be limited to (i) all finally awarded or adjudicated interest, fines or damages (including penalties) or settlement amounts, in each case including taxes, and (ii) reasonable and documented fees and disbursements of legal counsel. For the avoidance of doubt, a Loss for which an Indemnified Party is entitled to indemnification hereunder shall be direct damages of such Indemnified Party for the purposes of Section 7.6 and shall not be subject to Section 7.7a.

[*** Redacted].

“Manufacturer” shall have the meaning provided in the Preamble.

“Manufacturer Indemnified Parties” shall have the meaning provided in Section 7.6b.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Manufacturer Process Adaptation and Documentation” means all documentation, in whatever form, prepared by Manufacturer at the onset of and during the course of Services memorializing the procedures used to manufacture the Product. For the avoidance of doubt, Manufacturer Process Adaptation and Documentation does not include any Intellectual Property Rights or Technology.

“Manufacturer Taxes” means all taxes and duties on assets and properties that Manufacturer uses to manufacture Products or provide other Services to Zebra, including taxes and duties on Manufacturer’s real property, facilities, equipment and tooling and Materials, as well as all taxes and duties related to its employees.

“Manufacturer Technology” means all of the following: (a) Technology related to the manufacture of the Products that Manufacturer owned or possessed prior to the Effective Date; (b) Reusable Technology; (c) Technology developed by Manufacturer outside of this Agreement, except for such Technology that is incorporated into the Specifications for any Product; and (d) all Intellectual Property Rights embodied in any of the foregoing.

“Materials” means materials, including components, subassemblies, assemblies, devices and packaging materials that appear on the Bill of Materials for a Product or other Service.

“Materials Costs” means [*** Redacted] as set forth in Exhibit J [*** Redacted].

“Materials Declaration Requirements” means Directive 2002/95/EC of the European Parliament and of the Council of 27 January 2003 on the restriction of the use of certain hazardous substances in electrical and electronic equipment as amended from time to time (“RoHS Directive”), Directive 2002/96/EC of the European Parliament and of the Council of 27 January 2003 on waste electrical and electronic equipment, as amended from time to time (“WEEE Directive”), any European Union Member State implementations thereof, and/or other similar environmental and/or materials declaration laws, directives, regulations and requirements, including international laws and treaties regarding such subject matter, as amended from time to time.

“NRE Costs” means the actual cost of testing and development, including ICT fixtures and software, FCT development, software and hardware (if needed in combination with ICT, or stand-alone), process equipment, stencils, dedicated solder carriers, and assembly tools and equipment for PCBA and final assembly, in each case that are unique to the Products and that cannot be leveraged by Manufacturer for its general benefit or for the benefit of other customers of Manufacturer.

“Non-Assignable Zebra Technology” means any of the Zebra Technology that cannot (as a matter of Law) be assigned by Manufacturer (or its Subcontractor) to Zebra as provided for above.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Non-conforming Product” means any shipment of Product that is damaged, short against order, contains the wrong type of Product, does not function as represented, or suffers any Defect.

“Obsolete Inventory” means Unique Materials, WIP and finished Products that (a) Manufacturer has actually manufactured or procured in amounts that (i) for Unique Materials, do not exceed the amount reasonably required to manufacture Products to fulfill the most recent Weekly Forecast, taking into account Long-lead Time Materials and minimum order requirements and subject to cancellations by Zebra as permitted by the flexibility table in Section 4.2c and (ii) for WIP and finished Products, do not exceed the amount reasonably required to fulfill orders for Products set forth in Releases issued by Zebra and (b) are not useful for Products for purchase by Zebra because such Materials, WIP or finished Products have been rendered obsolete by (i) the implementation of a COR or a COA, or (ii) termination of this Agreement by Zebra pursuant to Sections 8.2 or 8.3, or pursuant to Section 8.5 as a result of Manufacturer’s bankruptcy or insolvency. Obsolete Inventory shall not include any of the following: (A) amounts of Materials that exceed the amount reasonably required to manufacture Products to fulfill the most recent Weekly Forecast, taking into account Long-lead Time Materials and minimum order requirements, (B) amounts of WIP or finished Product in excess of amounts reasonably required to fulfill orders for Products set forth in Releases issued by Zebra; (B) damaged Materials, WIP or finished Products; (C) any WIP or finished Products that can be reworked for other Products (upon Zebra’s prior approval); (D) any WIP or finished Products not located at a Designated Facility or Approved Warehouse; or (E) any Materials, WIP or finished Products that will be used to satisfy Manufacturer’s support obligations pursuant to Section 3.19.

“PCBA” means printed circuit board assemblies.

“Person” means any natural person, corporation, company, partnership, limited partnership, limited liability company, firm, association, trust, government, governmental agency, or any other entity, whether acting in an individual, fiduciary or other capacity.

“Pilot Line” shall have the meaning provided in Section 3.2.

[*** Redacted]

“Product” means the product(s) (including full assemblies and subassemblies) manufactured and assembled by Manufacturer on behalf of Zebra under this Agreement as identified in Exhibit A (or any subsequent Exhibit A prepared for any of the foregoing) including any updates, renewals, modifications or amendments thereto.

“Production Line” shall have the meaning provided in Section 3.2.

[*** Redacted]

“Prohibited Labor” means Child Labor or prison, slave, bonded, indentured, or involuntary labor.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Project Team” shall have the mean provided in Section 1.9b.

“Quality Data” means information and data relating to the quality and status of Services and Products provided under this Agreement, including in-process yields, a Pareto chart of quality failures, final quality audit data, factory PPM data, supplier quality performance, on-time deliveries, return rates, failure rates, no fault found rates, and corrections.

“Quarterly Business Review” shall have the meaning provided in Section 1.9b(ii).

“Quarterly Forecast” shall have the meaning provided in Section 4.1.

“RCN” means a release change notice issued to reflect changes in quantities or delivery dates in issued Releases.

“Relationship Manager” shall have the meaning provided in Section 1.9a.

“Release” shall have the meaning provided in Section 4.2b.

“Retentions” shall have the meaning provided in Section 7.9c.

“Reusable Technology” means Technology that is developed by or on behalf of Manufacturer under this Agreement, that (i) does not contain, embody or reference any Zebra Technology or any Confidential Information of Zebra, (ii) is not unique to any of the Products, and (iii) can be used by Manufacturer in its business generally to manufacture other products for third parties.

“Reporting Quarter” shall have the meaning provided in Section 0.

“RMA” means a Return Materials Authorization from Manufacturer to Zebra authorizing the return of Products or other materials to Manufacturer.

“Scrap” means Materials or WIP that are deemed no longer useful for manufacturing Products, and finished Products that do not meet Specifications. For purposes of determining whether a finished Product constitutes Scrap, Manufacturer shall, in accordance with the Specifications, quality test such finished Product at most three (3) times. If such finished Product fails all three (3) quality tests, then such item shall constitute Scrap. If a finished Product passes the quality test on any of the three (3) tries, then such item shall not constitute Scrap. Manufacturer may repair and/or rework such finished Product between tests. Manufacturer shall complete all three tests within one (1) month of the date of the first test.

“Services” means all work to be performed by or on behalf of Manufacturer for Zebra under this Agreement, including any manufacturing, design, development, engineering, consulting, or training services for which Zebra engages Manufacturer on an independent consultant basis and the manufacturing, testing, configuring, assembling, packaging, shipping and product management of the Products for which Zebra engages Manufacturer on a contract manufacturing basis.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“SG&A Costs” means[*** Redacted] general and administrative operating expenses [*** Redacted].

“SOW” means a statement of work for design, development, engineering, consulting, testing or training Services to be performed by Manufacturer for Zebra, as described in Section 2.2.

“Specifications” means, for each Product, (a) the physical characteristics of sample products provided by Zebra and/or product and/or industry specifications provided to Manufacturer via Zebra’s FTP site, (b) testing specifications (c) marking, packaging and shipping specifications, (d) adherence to the Approved Vendor List, (e) adherence to the Bill of Materials, (f) conformance with the requirements of the Underwriters Laboratory, or similar entity, for the same or similar products, and (g) conformance with ISO 9001 standards. Specifications may be amended from time to time by amendments in the form of an SOW or COR/COA agreed to by the parties.

“Statement of Work” shall have the meaning provided in Section 2.1.

“Stored Inventory” shall have the meaning provided in Section 4.7c.

“Technical Manager” shall have the meaning provided in Section 1.9a.

“Technology” means all inventions, ideas, know-how, specifications, proprietary information, product and component designs, drawings, blueprints, schematics, manufacturing methods and processes, process documentation, calibration techniques, molds and mold designs, tooling and tooling designs, placement files, materials and test specifications, bill of materials list, vendor information, test documentation and data and software (including source code, executable code, middleware, firmware, data, databases and documentation) embedded in a Product or used for programming and calibrating the Product.

“Term” means the Initial Term (as defined in Section 8.1) and all Renewal Terms (as defined in Section 8.1).

“Trademarks” means trademarks, service marks, trade names, brand names, corporate names, trade dress, logos, labels, package designs and other source identifiers.

“Transition Service Fees” means all reasonable fees mutually agreed to between the parties as defined in an SOW for the transition of a Product to an alternate manufacturing source.

“Transfer Plan” shall have the meaning provided in Section 1.9b(i).

“Unique Materials” means those non-standard Materials procured exclusively for incorporation into the Products and that are not reasonably usable for other products or other customers.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Unique Tooling” means, with respect to any Product or Service that Manufacturer provides to Zebra under this Agreement, any tooling, molds, fixtures or equipment unique to any such Product or Service.

“Value-Added Costs” means [*** Redacted] as set forth in Exhibit J [*** Redacted].

“Warehouse Inventory” shall have the meaning provided in Section 4.7.

“Warehouse Products Storage” shall have the meaning provided in Section 4.7c.

“Warranty” means, collectively, the product-specific warranties, as more fully defined in Section 7.2.

“Warranty Period” means, for any Product, [*** Redacted] from the date of delivery of such Product.

“Weekly Forecast” shall have the meaning provided in Section 4.1.

“WIP” means a work-in-process, which consists of a partially completed Product.

“Work Product” means all Technology, deliverables and other materials and information that are discovered, made, created, designed, developed or reduced to practice by or on behalf of Manufacturer in connection with this Agreement (including under any SOW or COR/COA) and that are related to the current or currently proposed business of Zebra or any of its Affiliates. For purposes of clarity, any calibration technique or process developed under this Agreement and used to test or calibrate a Product shall be considered a Work Product owned by Zebra.

“Zebra” shall have the meaning provided in the Preamble.

“Zebra Technology” means all of the following in any jurisdiction throughout the world: (a) all Technology that is related to the Products that Zebra owned or possessed prior to the Effective Date, and any additions, advances, changes, derivatives, improvements, enhancements, refinements or modifications made thereafter to any such Technology by or on behalf of either of the parties; (b) all other Technology developed by either party in connection with this Agreement, other than Reusable Technology; (c) all Technology developed by Zebra outside of this Agreement; (d) any Technology developed by Manufacturer outside this Agreement that is incorporated into the Specifications for any Product; and (e) all Intellectual Property Rights embodied in any of the foregoing.

“Zebra Indemnified Parties” shall have the meaning provided in Section 7.6a.

[Signature Page Follows]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the parties, acting through its duly authorized representative, signs this Agreement on the date indicated.

Zebra Technologies Corporation		Jabil Circuit, Inc.

By:	/s/ Hugh Gagnier	By:	/s/ Michael J. Loparco
Print Name:	Hugh Gagnier	Print Name:	Michael J. Loparco
Title:	Senior Vice President	Title:	VP, Global Business Units
Date:	May 30, 2007	Date:	May, 29, 2007

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

[*** Redacted]

See attached.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT B

[*** Redacted]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT C

Form of Transfer Plan

ID	Name	Duration	Start	Finish	Predecessors
3	Existing Zebra Supplier(s) PCA Buffer Stock Build	125.15d	10/19/2005 8:00	4/11/2006 9:12
4	Freeze ecn/mco that are affecting material beyond 03/31/06	124.15d	10/20/2005 8:00	4/11/2006 9:12
5	No ECO for ROHS parts after October ‘05	8.d	10/20/2005 8:00	10/31/2005 17:00
6	Analysis for Buffer and ROHs convertion	5.d	11/1/2005 8:00	11/7/2005 17:00	5
7	Compilation of Obsolete material with ECN	117.d	10/20/2005 8:00	4/11/2006 9:12	6
8	Material & Planning	125.d	10/19/2005 8:00	4/10/2006 17:00
9	Cap model exercise SMT,FRONT END	1.d	10/19/2005 8:00	10/19/2005 17:00
10	Cap model exercise backend	1.d	10/19/2005 8:00	10/19/2005 17:00	9
11	PCA MPS LOAD jan into DEC. Feb into JAN .1/2 march into P2	3.d	10/20/2005 8:00	10/24/2005 17:00	9,10
12	CTS report for Buffer build plan	92.d	10/25/2005 8:00	2/28/2006 17:00	11
13	All MPS Loaded	.d	10/24/2005 8:00	10/24/2005 8:00
14	MRP Requirement to Vendor	1.d	10/25/2005 8:00	10/25/2005 17:00	11
15	Compile Critical Material list	5.d	10/26/2005 8:00	11/1/2005 17:00	14,11
16	Review the critical material list with SBM weekly basis	95.d	11/2/2005 8:00	3/13/2006 17:00	15
17	3 mths. demand window shortage report BI-weekly	95.d	11/2/2005 8:00	3/13/2006 17:00	11
18	Define Packaging requirements ( MOQ )	11.d	12/12/2005 8:00	12/26/2005 17:00
19	Drive demand for packaging	76.d	12/27/2005 8:00	4/10/2006 17:00	18
20	PO cut Over open POs for production material	111.d	11/8/2005 8:00	4/10/2006 17:00	11FS+10 days
21	Change schedule agreements with vendors	111.d	11/8/2005 8:00	4/10/2006 17:00	11FS+10 days
22	Communicate ship to site for open PO to suppliers (supplier letter)	111.d	11/8/2005 8:00	4/10/2006 17:00	20FS-111 days,11
23	Transfer Excess material to Selected Jabil Manufacturing Location(s)	99.d	11/8/2005 8:00	3/23/2006 17:00
24	Disposition RTV before Existing Zebra Supplier(s) shutdown	99.d	11/9/2005 9:12	3/27/2006 9:12	7FS-110 days,11
25	Disposition RTC and Obsolete material before Existing Zebra Supplier(s) shutdown	99.d	11/9/2005 9:12	3/27/2006 9:12	7FS-110 days,11
26	Space to store raw material for buffer build	20.d	10/24/2005 8:00	11/18/2005 17:00	11
27	Space to store PCA WIP	20.d	10/24/2005 8:00	11/18/2005 17:00	11
28	Additional Storage and Capacity	34.d	11/8/2005 8:00	12/23/2005 17:00
29	Additional Storage Racks	18.d	11/21/2005 8:00	12/14/2005 17:00	11,26FS-60 days,27FS-60 days

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

30	Additional Storage Boxes	34.d	11/8/2005 8:00	12/23/2005 17:00	11,26FS-60 days,27FS-60 days
31	Additional PCA holding Trays	34.d	11/8/2005 8:00	12/23/2005 17:00	11,26FS-60 days,27FS-60 days
32	Additional PCA holding Carts	34.d	11/8/2005 8:00	12/23/2005 17:00	11,26FS-60 days,27FS-60 days
33	Machine Support for 2nd shift	34.d	11/8/2005 8:00	12/23/2005 17:00	11,26FS-60 days,27FS-60 days
34	Additional Wave Pallets and Tooling	34.d	11/8/2005 8:00	12/23/2005 17:00	11,26FS-60 days,27FS-60 days
35	Ship PCAs for Selected Jabil Manufacturing Location(s) DF Qualification	46.d	11/7/2005 8:00	1/9/2006 17:00
36	List of PCA to ship to Selected Jabil Manufacturing Location(s) for Qual process	14.d	11/7/2005 8:00	11/24/2005 17:00	490
37	Quantity of PCA for DF qual to ship to Selected Jabil Manufacturing Location(s)	20.d	11/10/2005 8:00	12/7/2005 17:00	490
38	Purchase Boxes to ship PCA to Selected Jabil Manufacturing Location(s) for Qual	13.d	12/8/2005 8:00	12/26/2005 17:00	37
39	Ship PCAs to Selected Jabil Manufacturing Location(s) per DF Qual Plan list	10.d	12/13/2005 8:00	12/26/2005 17:00	38FS-10 days,490
40	PCAs for DF Qual to arrive in Selected Jabil Manufacturing Location(s)	10.d	12/27/2005 8:00	1/9/2006 17:00	39
41	Existing Zebra Supplier(s) SMT Shutdown	.d	3/15/2006 8:00	3/15/2006 8:00
42	Transfer SMT / DF Operation to Selected Jabil Manufacturing Location(s)	129.d	10/17/2005 8:00	4/12/2006 17:00
43	MPS	121.d	10/17/2005 8:00	3/31/2006 17:00
44	Transfer MPS List	108.d	10/17/2005 8:00	3/14/2006 17:00	359,360,361,362
45	Production schedule by platform	43.d	1/16/2006 8:00	3/15/2006 17:00	11
46	Transfer of WIP to Pg	27.d	2/23/2006 8:00	3/31/2006 17:00	36,37,38
47	MPS Transfer document	87.d	11/15/2005 8:00	3/14/2006 17:00	44SS
48	ZERO backlog for orders	33.d	2/15/2006 8:00	3/31/2006 17:00
49	Last call for Existing Zebra Supplier(s) orders	30.d	2/1/2006 8:00	3/14/2006 17:00
50	Flexibility management process documented	46.d	11/10/2005 8:00	1/12/2006 17:00
51	PO Transfer for purchase of parts by Selected Jabil Manufacturing Location(s)	5.d	12/21/2005 8:00	12/27/2005 17:00	56,370
52	Transfer any Excess raw material to Selected Jabil Manufacturing Location(s)	10.d	3/16/2006 8:00	3/29/2006 17:00	49
53	Disposition of Obsolete material	117.d	10/20/2005 8:00	3/30/2006 17:00	7SS
54	Disposition of MRB material	117.d	10/20/2005 8:00	3/30/2006 17:00	7SS
55	Resolve all outstanding invoices	35.d	2/10/2006 8:00	3/30/2006 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

56	Send vendor contact info. To Jabil MS	1.d	11/8/2005 8:00	11/8/2005 17:00
57	SME Support for SAP BOM mass upload from Existing Zebra Supplier(s) facility	14.d	12/9/2005 8:00	12/28/2005 17:00	277
58	Verify and Update open EC into Pg SAP BOM	7.d	12/9/2005 8:00	12/19/2005 17:00	277
59	MPS Loading in Jabil Site (s)	5.d	12/29/2005 8:00	1/4/2006 17:00	57
60	Setup Product Matrix & run rate cap model	10.d	1/5/2006 8:00	1/17/2006 17:00	59
61	Forward Customer Forecast History ( waterfall chart)	12.d	11/8/2005 8:00	11/23/2005 17:00
62	Pull in MPS from Existing Zebra Supplier(s) for safety stock	1.d	10/18/2005 8:00	10/18/2005 17:00
63	Swap MPS ensuring Zero Duplication	25.d	10/17/2005 8:00	11/18/2005 17:00	44SS
64	Determine the product order to run	5.d	11/21/2005 8:00	11/25/2005 17:00	59
65	Prepare a production schedule for buffer build in Existing Zebra Supplier(s)	5.d	11/28/2005 8:00	12/2/2005 17:00	64
66	Run CTS for production schedule for buffer build	10.d	12/5/2005 8:00	12/16/2005 17:00	65
67	Manufacturing Process Material and Documentation	106.d	11/7/2005 8:00	3/31/2006 17:00
68	Visual Aids to be placed in FTP or Shared folder site	66.d	11/8/2005 8:00	2/6/2006 17:00
69	Need resource for translation and convert to Adobe	60.d	11/8/2005 8:00	2/6/2006 17:00
70	Process Flow	40.d	11/8/2005 8:00	1/2/2006 17:00
71	Transfer SMT programs	3.d	11/7/2005 8:00	11/9/2005 17:00	490
72	Transfer tooling like Stencil,Wave Pallet,Inspection Templates	13.d	3/15/2006 8:00	3/31/2006 17:00	41
73	Special nozzles for SMT	1.d	3/15/2006 8:00	3/15/2006 17:00	41
74	SMT and Wave Solder profile	15.d	11/7/2005 8:00	11/25/2005 17:00	490
75	Process flow charts	3.d	11/7/2005 8:00	11/9/2005 17:00	490
76	Tooling for Manual ASSY.	13.d	3/15/2006 8:00	3/31/2006 17:00	41
77	List of chemicals used	1.d	11/7/2005 8:00	11/7/2005 17:00	490
78	FMEA documents	1.d	11/7/2005 8:00	11/7/2005 17:00	490
79	Diag WIP	65.d	1/2/2006 8:00	3/30/2006 17:00
80	Mark and package boards still in process after testing is completed	12.d	3/15/2006 8:00	3/30/2006 17:00	41
81	Disposition Engineering hold boards	55.d	1/2/2006 8:00	3/16/2006 17:00
83	Transfer dedicated PCA Test Equipment	126.d	10/19/2005 8:00	4/11/2006 17:00	41
84	Provide inventory of all Zebra test equip.	1.d	11/8/2005 8:00	3/15/2006 10:00	91,41
85	Build crates for ICT and Functional tester	15.d	3/15/2006 8:00	4/4/2006 17:00	41
86	Ship ICT and Functional fixtures	15.d	3/16/2006 8:00	4/5/2006 17:00	85SS+1 day,41
87	Ship reference boards/systems /memory	11.d	3/15/2006 8:00	3/29/2006 17:00
88	Transfer 5dx,ICT,FT and ESS test scripts	16.d	3/15/2006 8:00	4/5/2006 17:00	158
89	Ship flash cards duplicators	11.d	3/15/2006 8:00	3/29/2006 17:00	41
90	Transfer Debug/Diag tools and equip.	11.d	3/15/2006 8:00	3/29/2006 17:00	41
91	Inventory of all DF Zebra test equipment	6.d	10/19/2005 8:00	10/26/2005 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

92	Ship flash/disk duplicators	20.d	3/15/2006 8:00	4/11/2006 17:00	41
93	Transfer 2 ESS chambers	20.d	3/15/2006 8:00	4/11/2006 17:00	41
94	Ship system Test fixture	20.d	3/15/2006 8:00	4/11/2006 17:00	41
95	Ship Zebra test station / server	20.d	3/15/2006 8:00	4/11/2006 17:00	41
96	Acquire label printers for IB30 / IB40	20.d	3/15/2006 8:00	4/11/2006 17:00	179
98	Transfer dedicated DF Test Equipment	113.d	11/8/2005 8:00	4/12/2006 17:00
99	Transfer ESS chamber	20.d	3/15/2006 8:00	4/11/2006 17:00	41
100	Transfer sys. Test scripts	20.d	11/8/2005 8:00	12/5/2005 17:00
101	Ship Box test ESS Racks	20.d	3/15/2006 8:00	4/11/2006 17:00	41
102	Ship ESS Patch panels and Cables	20.d	3/15/2006 8:00	4/11/2006 17:00	41
103	Transfer Box ESS TEST scripts	20.d	3/15/2006 8:00	4/11/2006 17:00	41
104	Ship / acquire HI-POT test equipment	20.d	3/15/2006 8:00	4/11/2006 17:00	41
105	Transfer Debug/Diag tools and equip.	20.d	3/15/2006 8:00	4/11/2006 17:00	41
106	Transfer dedicated Chassis Assembly Equipment	20.d	3/16/2006 8:00	4/12/2006 17:00	41
108	Finance/ Business Unit	48.d	11/8/2005 8:00	1/12/2006 17:00
109	Pricing training for Jabil buyer	10.d	12/15/2005 8:00	12/28/2005 17:00
110	PPV Training for Jabil buyer	10.d	12/19/2005 8:00	12/30/2005 17:00
111	Revaluation of inventory	9.d	1/2/2006 8:00	1/12/2006 17:00
112	E&O	45.d	11/8/2005 8:00	1/9/2006 17:00
113	Forecasting Training	45.d	11/8/2005 8:00	1/9/2006 17:00
115	Quality	17.d	11/8/2005 8:00	11/30/2005 17:00
116	Transfer Lessons Learned	6.d	11/8/2005 8:00	11/15/2005 17:00
117	Transfer information on targets setting	1.d	11/8/2005 8:00	11/8/2005 17:00
118	Transfer Zebra format Reports	17.d	11/8/2005 8:00	11/30/2005 17:00
119	Transfer Get Well Plan methodology	6.d	11/8/2005 8:00	11/15/2005 17:00
120	Traffic	57.4d	10/20/2005 8:00	1/9/2006 11:12
121	Shipping and Customs Instructions	1.d	10/20/2005 8:00	10/20/2005 17:00
122	Carrier type and Lead time	1.d	10/20/2005 8:00	10/20/2005 17:00
123	Zebra tooling inventory list that will be shipped to Selected Jabil Manufacturing Location(s)	45.d	11/2/2005 8:00	1/9/2006 11:12	84SS,91
125	Workcell Activity Training	35.d	11/8/2005 8:00	12/26/2005 17:00
126	JOS Training Package	35.d	11/8/2005 8:00	12/26/2005 17:00
127	Train Pg Workcell Manager	35.d	11/8/2005 8:00	12/26/2005 17:00
128	Scorecard for Operation	35.d	11/8/2005 8:00	12/26/2005 17:00
129	Zebra Scorecard	35.d	11/8/2005 8:00	12/26/2005 17:00
130	Training by Function	35.d	11/8/2005 8:00	12/26/2005 17:00
131	Zebra Meetings	35.d	11/8/2005 8:00	12/26/2005 17:00
132	Training on Unique activities	35.d	11/8/2005 8:00	12/26/2005 17:00
134	Selected Jabil Manufacturing Location(s) Qualification Complete	145.d	10/6/2005 8:00	4/25/2006 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

135	Overall IT	94.d	10/6/2005 8:00	2/13/2006 17:00
136	Selected Jabil Manufacturing Location(s) IT Systems	94.d	10/6/2005 8:00	2/13/2006 17:00
137	Networking	81.d	10/19/2005 8:00	2/7/2006 17:00
138	Identification & Discovery Phase	78.d	10/19/2005 8:00	2/2/2006 17:00
139	Communication/Meeting with Existing Zebra Supplier(s) IT	76.d	10/19/2005 8:00	1/31/2006 17:00
140	Identification Network Structure & Option propose(1 & 2)	25.d	10/24/2005 8:00	11/25/2005 17:00
141	Options Approval	5.d	11/18/2005 8:00	11/24/2005 17:00
142	Communication to Regional IT	65.d	11/7/2005 8:00	2/2/2006 17:00
143	Design Phase	10.d	11/15/2005 8:00	11/28/2005 17:00
144	PR for Circuits	10.d	11/15/2005 8:00	11/28/2005 17:00
145	Network Infrastructure	35.d	11/14/2005 8:00	12/30/2005 17:00
146	Verify Zebra Network Schema in Selected Jabil Manufacturing Location(s)	35.d	11/14/2005 8:00	12/30/2005 17:00
147	Verify and finalized deployment plan - review any risk or issues	30.d	11/14/2005 8:00	12/23/2005 17:00
148	Deployment Phase	36.d	12/14/2005 8:00	1/31/2006 17:00
149	UTP raiser cabling & patching	36.d	12/14/2005 8:00	1/31/2006 17:00
150	Network Equipment Installation	5.d	12/26/2005 8:00	12/30/2005 17:00
151	Network Equipment Configuration	8.d	12/26/2005 8:00	1/4/2006 17:00
152	Production Line cabling infrastructure	18.d	12/14/2005 8:00	1/6/2006 17:00
153	Finalize and review any risk or issues	18.d	12/14/2005 8:00	1/6/2006 17:00
154	Testing Phase	14.d	1/2/2006 8:00	1/18/2006 17:00
155	Network services (Trace-route and Ping Test)	5.d	1/2/2006 8:00	1/6/2006 17:00
156	Remote network access (telnet Servers)	8.d	1/4/2006 8:00	1/13/2006 17:00
157	Access to tester (all network services that Zebra required)	4.d	1/4/2006 8:00	1/9/2006 17:00
158	Review and buyoff over all infrastructure	12.d	1/4/2006 8:00	1/18/2006 17:00
159	Implementation Plan	1.d	1/15/2006 8:00	1/15/2006 17:00
160	Go-Live	1.d	1/15/2006 8:00	1/15/2006 17:00
161	Support Phase	5.d	1/15/2006 8:00	1/19/2006 17:00
162	Review Phase	5.d	1/15/2006 8:00	1/19/2006 17:00
163	Lessons Learned	5.d	2/1/2006 8:00	2/7/2006 17:00
164	MES (Manufacturing Execution System)	94.d	10/6/2005 8:00	2/13/2006 17:00
165	Identification Process	72.d	10/6/2005 8:00	1/13/2006 17:00
166	Communication/Meeting with Existing Zebra Supplier(s) IT team	72.d	10/6/2005 8:00	1/13/2006 17:00
167	Site Discovery	28.d	10/19/2005 8:00	11/25/2005 17:00
168	Hardware requirement	15.d	10/24/2005 8:00	11/11/2005 17:00
169	Shop Floor System (MES)	28.d	10/19/2005 8:00	11/25/2005 17:00
170	EPS	25.d	10/19/2005 8:00	11/22/2005 17:00
171	VB TARS	3.d	10/25/2005 8:00	10/27/2005 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

172	VB CIQ	3.d	10/28/2005 8:00	11/1/2005 17:00
173	AMW	24.d	10/19/2005 8:00	11/21/2005 17:00
174	Test Result File(Parser)	10.d	11/14/2005 8:00	11/25/2005 17:00
175	Custom Code	25.d	10/19/2005 8:00	11/22/2005 17:00
176	Vantive Script - data feed to Zebra System	10.d	11/8/2005 8:00	11/21/2005 17:00
177	Identify Barcode labels (inline & offline)	20.d	10/24/2005 8:00	11/18/2005 17:00
178	Design Phase	37.d	10/24/2005 8:00	12/13/2005 17:00
179	PR - Hardware, Software license	15.d	11/1/2005 8:00	11/21/2005 17:00
180	Barcode Label (inline & off line)	20.d	11/16/2005 8:00	12/13/2005 17:00
181	Transfer Zebra Database as reference	4.d	10/24/2005 8:00	10/27/2005 17:00
182	Define MES Gaps	25.d	10/24/2005 8:00	11/25/2005 17:00
183	Development Phase	29.d	11/8/2005 8:00	12/16/2005 17:00
184	EPS Customisation & conversion	8.d	11/8/2005 8:00	11/17/2005 17:00
185	Custome Code	15.d	11/28/2005 8:00	12/16/2005 17:00
186	Vantive & Serial # Scripts	15.d	11/28/2005 8:00	12/16/2005 17:00
187	Test Phase	44.d	11/8/2005 8:00	1/6/2006 17:00
188	Hardware Testing	10.d	12/26/2005 8:00	1/6/2006 17:00
189	Setup Testing database - Zebra	2.d	11/8/2005 8:00	11/9/2005 17:00
190	Label testing - Label Matrix	15.d	11/21/2005 8:00	12/9/2005 17:00
191	Custom Code /Local apps customisation testing	10.d	11/21/2005 8:00	12/2/2005 17:00
192	EPS	22.d	11/17/2005 8:00	12/16/2005 17:00
193	Test EPS Functionality	10.d	11/17/2005 8:00	11/30/2005 17:00
194	BOM Manager	15.d	11/28/2005 8:00	12/16/2005 17:00
195	Part Manager	15.d	11/28/2005 8:00	12/16/2005 17:00
196	Kitting	15.d	11/28/2005 8:00	12/16/2005 17:00
197	Bundle Header	15.d	11/28/2005 8:00	12/16/2005 17:00
198	in line Label Printing (Linking stations)	15.d	11/28/2005 8:00	12/16/2005 17:00
199	Vantive Interface to Zebra	10.d	12/12/2005 8:00	12/23/2005 17:00
200	TARS	15.d	11/28/2005 8:00	12/16/2005 17:00
201	CIQ	15.d	11/28/2005 8:00	12/16/2005 17:00
202	EPS - SAP integration testing	25.d	11/16/2005 8:00	12/20/2005 17:00
203	EPS & SAP Delivery Noted info to TARS	25.d	11/16/2005 8:00	12/20/2005 17:00
204	Training Phase	25.d	12/12/2005 8:00	1/13/2006 17:00
205	HR Trainers	5.d	12/19/2005 8:00	12/23/2005 17:00
206	Operators	15.d	12/26/2005 8:00	1/13/2006 17:00
207	Superusers	5.d	12/12/2005 8:00	12/16/2005 17:00
208	Implementation Phase	30.d	12/5/2005 8:00	1/13/2006 17:00
209	Readiness meeting with Site Sups & IT	5.d	12/26/2005 8:00	12/30/2005 17:00
210	Setup	30.d	12/5/2005 8:00	1/13/2006 17:00
211	Database - Production	5.d	12/5/2005 8:00	12/9/2005 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

212	Zebra DB - (TARS DB)	5.d	12/5/2005 8:00	12/9/2005 17:00
213	Store Procedure	3.d	12/5/2005 8:00	12/7/2005 17:00
214	Vantive Scripts	3.d	12/5/2005 8:00	12/7/2005 17:00
215	Hardware	15.d	12/26/2005 8:00	1/13/2006 17:00
216	Terminal Server	5.d	12/26/2005 8:00	12/30/2005 17:00
217	Complus Server	2.d	12/26/2005 8:00	12/27/2005 17:00
218	IIS Server	1.d	12/26/2005 8:00	12/26/2005 17:00
219	Parser	1.d	12/26/2005 8:00	12/26/2005 17:00
220	PCs apps ready (RDP)	10.d	1/2/2006 8:00	1/13/2006 17:00
221	Software	11.d	12/26/2005 8:00	1/9/2006 17:00
222	Application(MES) Setup - Terminal Server	3.d	12/26/2005 8:00	12/28/2005 17:00
223	EPS setup	5.d	1/3/2006 8:00	1/9/2006 17:00
224	Lable Matrix (Link stations)	5.d	1/3/2006 8:00	1/9/2006 17:00
225	Superuser configuration (Labels, MES & AMW)	20.d	12/19/2005 8:00	1/13/2006 17:00
226	Operators Ids (assign domain group)	10.d	12/26/2005 8:00	1/6/2006 17:00
227	Trial Run	48.d	11/8/2005 8:00	1/12/2006 17:00
228	Identify Boards going to Trial	2.d	1/2/2006 8:00	1/3/2006 17:00
229	Verification application is functioning correctly	3.d	1/10/2006 8:00	1/12/2006 17:00
230	Verify application reporting	3.d	1/10/2006 8:00	1/12/2006 17:00
231	Line(customer) Go Live	1.d	11/8/2005 8:00	11/8/2005 17:00
232	Support Phase	15.d	11/8/2005 8:00	11/28/2005 17:00
233	Review Phase	9.d	2/1/2006 8:00	2/13/2006 17:00
234	Lessons Learned	5.d	2/1/2006 8:00	2/7/2006 17:00
235	Closed out Implementation	1.d	2/13/2006 8:00	2/13/2006 17:00
236	Jabil Regional and Selected Jabil Manufacturing Location (s) SME	63.d	10/19/2005 8:00	1/13/2006 17:00
237	DEV30 (4.6)	10.d	10/19/2005 8:00	11/1/2005 17:00
238	Gap Analysis	10.d	10/19/2005 8:00	11/1/2005 17:00
239	SD Configuration	10.d	10/19/2005 8:00	11/1/2005 17:00
240	Testing ( manual)	10.d	10/19/2005 8:00	11/1/2005 17:00
241	DEV5.0 (010)	60.d	10/24/2005 8:00	1/13/2006 17:00	237
242	SD Configuration	1.d	11/2/2005 8:00	11/2/2005 17:00
243	Assign pricing procedure JZebra to sales area 0301/01/xx & 0301/02/xx	1.d	11/2/2005 8:00	11/2/2005 17:00
244	Maintain Transportation Planning Point ( MY01, Company 0301 )	1.d	11/2/2005 8:00	11/2/2005 17:00
245	Maintain transportation planning point for external systems ( MY01)	1.d	11/2/2005 8:00	11/2/2005 17:00
246	Maintain Statistics for each Transportation Planning Point ( MY01)	1.d	11/2/2005 8:00	11/2/2005 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

247	DEV5.0 (020)	10.d	11/2/2005 8:00	11/15/2005 17:00
248	Gap Analysis	10.d	11/2/2005 8:00	11/15/2005 17:00
249	SD Configuration	10.d	11/2/2005 8:00	11/15/2005 17:00
250	Testing ( manual)	10.d	11/2/2005 8:00	11/15/2005 17:00
251	Basic Configuration for master data transfer from Guadalajara	11.d	10/24/2005 8:00	11/7/2005 17:00	242
252	MRP Controller	5.2d	10/24/2005 8:00	11/2/2005 17:00
253	Purchasing Group	8.d	10/24/2005 8:00	11/2/2005 17:00
254	Capacity Planner	8.d	10/24/2005 8:00	11/2/2005 17:00
255	Production Scheduler	8.d	10/24/2005 8:00	11/2/2005 17:00
256	Inactive Version	8.d	10/24/2005 8:00	11/2/2005 17:00
257	Sales Office	7.8d	10/24/2005 8:00	11/7/2005 17:00
258	Sales Group	7.8d	10/24/2005 8:00	11/7/2005 17:00
259	Profit Centre	8.d	10/24/2005 8:00	11/2/2005 17:00
260	Cost Centre	8.d	10/24/2005 8:00	11/2/2005 17:00
261	STG5.0	43.d	11/16/2005 8:00	1/13/2006 17:00
262	Functionality Unit Test ( manual)	30.d	11/16/2005 8:00	12/27/2005 17:00
263	Support Integration Test with B2B	30.d	11/16/2005 8:00	12/27/2005 17:00
264	Support Integration test with MES	30.d	11/16/2005 8:00	12/27/2005 17:00
265	Support Integration Test with Zebra	30.d	11/16/2005 8:00	12/27/2005 17:00
266	Support Config and Gap Analysis for Interfaces	30.d	11/16/2005 8:00	12/27/2005 17:00
267	Enablement of reporting & exception messages for B2B / FTP jobs to Zebra systems	30.d	11/16/2005 8:00	12/27/2005 17:00
268	Move additional transportation to PRD 5.0	5.d	1/9/2006 8:00	1/13/2006 17:00
269	Data Conversion Activities	30.d	11/21/2005 8:00	12/30/2005 17:00
270	Activate STO or STOSA to support PCBA supplies from Existing Zebra Supplier(s) (TX02) to MY initially	14.d	11/21/2005 8:00	12/8/2005 17:00
271	Create QN Task Group	14.d	11/21/2005 8:00	12/8/2005 17:00
272	Identify material master /BOM to transfer from Guad	14.d	11/21/2005 8:00	12/8/2005 17:00
273	Upload AMPL	14.d	11/21/2005 8:00	12/8/2005 17:00
274	Setup Quality Inspection Plan	14.d	11/21/2005 8:00	12/8/2005 17:00
275	Identify new source	30.d	11/21/2005 8:00	12/30/2005 17:00
276	Create Info record & source List	30.d	11/21/2005 8:00	12/30/2005 17:00
277	Extend customer 1821 to Malaysia Sales Organization	14.d	11/21/2005 8:00	12/8/2005 17:00
278	Upload all the ZROHs (Every ZROH must have accounting and costing views created and loaded with the correct price.	14.d	11/21/2005 8:00	12/8/2005 17:00
279	Verify ZROHs data loaded	14.d	11/21/2005 8:00	12/8/2005 17:00
280	Upload HALBs and FERTs	14.d	11/21/2005 8:00	12/8/2005 17:00
281	Verify HALBs and FERTs loaded	14.d	11/21/2005 8:00	12/8/2005 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

282	Structure the BOMs (ZBOM upload)	14.d	11/21/2005 8:00	12/8/2005 17:00
283	Upload SAP BOMs	14.d	11/21/2005 8:00	12/8/2005 17:00
284	Verify BOM data	14.d	11/21/2005 8:00	12/8/2005 17:00
285	Create new rate routing and production versions for all BOMs and cost collectors	14.d	11/21/2005 8:00	12/8/2005 17:00
286	Cost rolls (can be done over night) - Planning asks finance to do this	14.d	11/21/2005 8:00	12/8/2005 17:00
287	Training Phase	47.d	11/2/2005 8:00	1/5/2006 17:00
288	Test Zebra solution in DEV5.0 (020)	40.d	11/2/2005 8:00	12/27/2005 17:00
289	Finalize Gap between 4.6 B & DEV 5.0	40.d	11/2/2005 8:00	12/27/2005 17:00
290	Documentation on Gap	40.d	11/2/2005 8:00	12/27/2005 17:00
291	Share current Existing Zebra Supplier(s) system process	47.d	11/2/2005 8:00	1/5/2006 17:00
292	Train PEN site SME	40.d	11/2/2005 8:00	12/27/2005 17:00
293	Train Pen site user	40.d	11/2/2005 8:00	12/27/2005 17:00
294	Existing Zebra Supplier(s) and Jabil Regonal IT	74.d	10/10/2005 8:00	1/18/2006 17:00
295	Identify Jabil IT equip. to be moved (if any)	15.d	10/14/2005 8:00	11/3/2005 17:00
296	Copy custom MFG systems and send to Pg IT	13.d	10/10/2005 8:00	11/7/2005 16:12
297	Assist Selected Jabil Manufacturing Location(s) Team in loading and testing custom MFG Systems software	24.d	11/1/2005 8:00	12/2/2005 17:00
298	Identify IT documents that will need to be translated	11.d	10/14/2005 8:00	10/28/2005 17:00
299	Participate in SAP upgrade testing - EPS Delivery Download	45.d	11/14/2005 8:00	1/13/2006 17:00
300	EPS configuration changes	45.d	11/14/2005 8:00	1/13/2006 17:00
301	Send Selected Jabil Manufacturing Location(s) Label Matrix software for label design	21.d	10/18/2005 8:00	11/15/2005 17:00
302	Moving Zebra test servers ,switches,test stations	1.d	11/8/2005 8:00	11/8/2005 17:00
303	Build History data transfer	3.d	1/16/2006 8:00	1/18/2006 17:00
304	Transfer ECN data base (with data)	5.d	10/24/2005 8:00	10/28/2005 17:00
305	Identify customer specific sys.	1.d	11/8/2005 8:00	11/8/2005 17:00
306	Identify Zebra owned equip.	1.d	10/19/2005 8:00	10/19/2005 17:00
307	Customer Order file for sys. Test	1.d	10/19/2005 8:00	10/19/2005 17:00
308	Identify Guad to Zebra Networking Infrastructure	4.d	10/25/2005 8:00	11/3/2005 17:00	307
309	Existing Zebra Supplier(s) SME and SAP Support	17.75d	10/19/2005 8:00	11/11/2005 15:00
310	Create Test Plan for SAP Upgrade	2.d	10/19/2005 8:00	10/20/2005 17:00
311	Create Test Data for SAP Upgrade Testing	1.d	10/21/2005 8:00	10/21/2005 17:00	310
312	SAP Upgrade Testing - SD Functionality	10.d	10/24/2005 8:00	11/4/2005 17:00	311
313	SAP Upgrade Testing - EPS Delivery Download	1.d	10/27/2005 8:00	11/7/2005 10:00	312
314	SAP Upgrade Testing - Serial Number scan at backflush	1.d	10/28/2005 8:00	11/8/2005 9:12	313
315	SAP Upgrade Testing - Financial	1.d	10/31/2005 8:00	11/9/2005 8:24	314
316	SAP Upgrade Testing - Custom Reports	1.d	10/28/2005 8:00	11/7/2005 11:12	313

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

317	GAP analysis and Functional specifications for SAP Upgrade	3.d	11/1/2005 8:00	11/11/2005 11:36	311,312,313,314,315,316
318	Create Training Plan for Existing Zebra Supplier(s) SMEs	2.d	11/4/2005 8:00	11/11/2005 15:00	317
319	Corporate B2B & SAP	64.9d	10/19/2005 8:00	1/16/2006 16:12
320	Create BizTalk project	2.d	10/19/2005 8:00	10/20/2005 17:00
321	Import 3A4 PIP Schema	2.d	10/19/2005 8:00	10/20/2005 17:00
322	Generate IDoc interface schema	3.d	11/4/2005 8:00	11/8/2005 17:00	321
323	Generate BAPI interface schemas for RFC checks for IDoc delivery	6.d	10/19/2005 8:00	10/26/2005 17:00	322
324	Create initial IDOC Map based on Zebra Specs	2.d	10/27/2005 8:00	10/28/2005 17:00	323
325	Validate IDOC Map and Revise based on ECC 5.0 Testing	1.d	10/31/2005 8:00	10/31/2005 17:00	324
326	Map incoming 3A4 request to IDOC	17.5d	10/19/2005 8:00	11/18/2005 17:00	325
327	Import IDOC submit process from Alcatel Brest process for guaranteed delivery to SAP	3.d	11/4/2005 13:00	11/21/2005 16:12	326
328	Map incoming 3A4 request to RFC request	4.d	11/9/2005 13:00	11/22/2005 16:12	327
329	Map RFC response and 3A4 request to 3A4 response (confirmation) based on status success/fail	3.d	11/22/2005 16:12	11/25/2005 16:12	328
330	Correlate or pull RFC (3A4) from SAP and map to 3A4	1.d	11/25/2005 16:12	11/28/2005 16:12	329
331	Map RFC responses to Notification messages	1.d	11/28/2005 16:12	11/29/2005 16:12	330
332	Create an Orchestration for main process flow of Rcv’s, Mappings and Timeout/RFC retries	1.d	11/29/2005 16:12	11/30/2005 16:12	331
333	Create a Notification Orchestration	2.d	11/30/2005 16:12	12/2/2005 16:12	332
334	Extrapolate all environment settings, dependencies and constants into a configuration file	.5d	12/2/2005 16:12	12/5/2005 11:12	333
335	Create a setup script (required for a disaster recovery)	.5d	12/5/2005 11:12	12/5/2005 16:12	334
336	Create Rules for communication level error notifications	.5d	12/5/2005 16:12	12/6/2005 11:12	335
337	Create documentation	20.d	12/6/2005 11:12	1/3/2006 11:12	336
338	Unit Testing	6.d	11/28/2005 16:12	12/6/2005 16:12	330
339	Integration Testing	30.d	12/6/2005 16:12	1/16/2006 16:12	338
340	EDM	54.d	11/1/2005 8:00	1/13/2006 17:00
341	Provide name list for PDM uses to Zebra	4.d	11/7/2005 8:00	11/10/2005 17:00
342	Provide DUNN#s to Zebra	14.d	11/1/2005 8:00	11/18/2005 17:00
343	Zebra to grant Access to new users	30.d	11/11/2005 8:00	12/22/2005 17:00	341FS-6 days,342FS-6 days
344	Complete Training on PDM	5.d	1/9/2006 8:00	1/13/2006 17:00
345	Complete Training on ECN process	17.d	11/8/2005 8:00	11/30/2005 17:00
346	Prepare Selected Jabil Manufacturing Location(s) System for MPS Load	40.d	11/8/2005 8:00	1/2/2006 17:00	251
347	Grant SME admin to Existing Zebra Supplier(s) SAP	40.d	11/11/2005 15:00	1/6/2006 15:00	318
348	Upload Existing Zebra Supplier(s) AVL to Selected Jabil Manufacturing Location(s)	10.d	12/9/2005 8:00	12/22/2005 17:00	273

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

349	Order Administration	57.d	11/8/2005 8:00	1/24/2006 17:00
350	Training documentation for OA	15.d	11/8/2005 8:00	11/28/2005 17:00
351	Define process for cutting over sales orders to include ESD set dates	24.d	11/25/2005 8:00	12/28/2005 17:00
352	Cut Over Sales Orders	57.d	11/8/2005 8:00	1/24/2006 17:00
353	Material	59.d	11/10/2005 8:00	1/30/2006 17:00
354	Pull material documentation from Existing Zebra Supplier(s)	2.d	11/10/2005 8:00	11/11/2005 17:00
355	Data Verification of MM and AMPL	5.d	11/14/2005 8:00	11/18/2005 17:00	354
356	Create Material Group	2.d	11/21/2005 8:00	11/22/2005 17:00	355
357	Create Profit Centre	1.d	11/21/2005 8:00	11/21/2005 17:00	355
358	Create QN Task Group	2.d	11/21/2005 8:00	11/22/2005 17:00	355
359	Upload Material master	5.d	11/23/2005 8:00	11/29/2005 17:00	356
360	Upload AMPL	5.d	11/21/2005 8:00	11/25/2005 17:00	355
361	Setup Quality Inspection Plan	3.d	11/25/2005 8:00	11/29/2005 17:00	359FS-3 days,360FS-3 days
362	Issue STO to Guadalajara for material transfer	3.d	11/25/2005 8:00	11/29/2005 17:00	359FS-3 days,360FS-3 days
363	PCBA and Material kitted by Existing Zebra Supplier(s) for verification	14.d	11/30/2005 8:00	12/19/2005 17:00	362
364	Material Verifictaion,buy off and Packing Existing Zebra Supplier(s)	17.d	11/30/2005 8:00	12/22/2005 17:00	363SS
365	Ship Material from Existing Zebra Supplier(s)	20.d	12/8/2005 8:00	1/4/2006 17:00
366	Receive Material in Pg - SMT and DF	5.d	12/29/2005 8:00	1/4/2006 17:00	365FS-5 days
367	Verification of material received in terms of Quantity,Part# and Condition	5.d	1/5/2006 8:00	1/11/2006 17:00	366
368	IQA Buy-off and QN clearance to stock in store	14.d	1/12/2006 8:00	1/30/2006 17:00	367
369	Define Material Transfer Process flow	8.d	11/30/2005 8:00	12/9/2005 17:00	362
370	Provide Blanket Order for shipment of all material from Existing Zebra Supplier(s)	15.d	11/30/2005 8:00	12/20/2005 17:00	362
371	Traffic and Shipping	40.d	11/1/2005 8:00	12/26/2005 17:00
372	Understand requirements for shipment to / from Israel	40.d	11/1/2005 8:00	12/26/2005 17:00
373	Understand requirements for shipment to / from Existing Zebra Supplier(s)	12.d	11/7/2005 8:00	11/22/2005 17:00
374	Understand Trade American Act (TAA) requirements and impact	12.d	11/7/2005 8:00	11/22/2005 17:00
375	QA	91.d	10/21/2005 8:00	2/23/2006 17:00
376	FA / NPI readiness checklist	17.d	11/8/2005 8:00	11/30/2005 17:00
377	Review with Zebra	17.d	11/8/2005 8:00	11/30/2005 17:00
378	Document Control	7.d	11/28/2005 8:00	12/6/2005 17:00
379	Set up DMS for Zebra project	7.d	11/28/2005 8:00	12/6/2005 17:00	169
380	Set-up database for Zebra Vas	7.d	11/28/2005 8:00	12/6/2005 17:00	169

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

381	Label Configuration	40.d	1/2/2006 8:00	2/23/2006 17:00
382	Require Label printing functional specs.	40.d	1/2/2006 8:00	2/23/2006 17:00	178
383	Verify on use of Loftware type software	40.d	1/2/2006 8:00	2/23/2006 17:00	178
384	Require Image files	40.d	1/2/2006 8:00	2/23/2006 17:00	178
385	EPS Configuration	25.d	11/28/2005 8:00	12/30/2005 17:00
386	Configurate for each platform - DF	20.d	12/1/2005 8:00	12/30/2005 17:00	192
387	Configurate for each platform - SMT	20.d	11/28/2005 8:00	12/23/2005 17:00	169
388	Need Zebra to assign factory code for Jabil Pg.	7.d	12/1/2005 8:00	12/20/2005 15:00	192
389	Regulatory Requirements	14.d	11/8/2005 8:00	11/25/2005 17:00
390	Any specific requirements	14.d	11/8/2005 8:00	11/25/2005 17:00
391	Platforms that are being subjected to this requirement	14.d	11/8/2005 8:00	11/25/2005 17:00
392	Copy of Regulatory certification document from Zebra	10.d	11/8/2005 8:00	11/21/2005 17:00
393	Need Zebra to include Jabil Selected Jabil Manufacturing Location(s) as the manufacturing plant	14.d	11/8/2005 8:00	11/25/2005 17:00
394	ESD Control	20.d	11/8/2005 8:00	12/5/2005 17:00
395	Require Zebra ESD specification	14.d	11/8/2005 8:00	11/25/2005 17:00
396	Check on use of ESD chairs in Existing Zebra Supplier(s)	3.d	11/8/2005 8:00	11/10/2005 17:00
397	Review Zebra ESD specifications against Pg and close gap	20.d	11/8/2005 8:00	12/5/2005 17:00
398	Mode of feedback from Zebra	7.d	11/8/2005 8:00	11/16/2005 17:00
399	Issuance of CAR	2.d	11/8/2005 8:00	11/9/2005 17:00
400	Zebra CAR system for Selected Jabil Manufacturing Location(s) response	2.d	11/8/2005 8:00	11/9/2005 17:00
401	Require Previous customer complaints and 8D report	3.d	11/8/2005 8:00	11/10/2005 17:00
402	Mode of reporting to Zebra	1.d	11/8/2005 8:00	11/8/2005 17:00
403	Type of reports and frequency	7.d	11/8/2005 8:00	11/16/2005 17:00
404	Report format for NPI,QBR,FA or Pilot,etc.	7.d	11/8/2005 8:00	11/16/2005 17:00
405	History card on Existing Zebra Supplier(s) quality control/assurance activities	36.d	10/21/2005 8:00	12/9/2005 17:00
406	Zebra Qualification Plan	3.d	10/21/2005 8:00	10/25/2005 17:00
407	Yield report , Defect Analysis & CA	7.d	11/8/2005 8:00	11/16/2005 17:00
408	Transfer FMEA and Control Plan from Existing Zebra Supplier(s)	19.d	10/31/2005 8:00	11/24/2005 17:00
409	RMA Process methodology	3.d	11/8/2005 8:00	11/10/2005 17:00
410	Transfer Incoming Material Inspection Plan from Guad	12.d	11/8/2005 8:00	11/23/2005 17:00
411	Gap analysis of Tools / Gauge / Calibration requirement	24.d	11/8/2005 8:00	12/9/2005 17:00
412	QBR Past Performance	10.d	11/8/2005 8:00	11/21/2005 17:00
413	Method used to set yield targets	2.d	11/8/2005 8:00	11/9/2005 17:00
414	When and why targets revised	2.d	11/8/2005 8:00	11/9/2005 17:00
415	Score Card Training	10.d	11/8/2005 8:00	11/21/2005 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

416	Quality Criteria	25.d	11/8/2005 8:00	12/12/2005 17:00
417	Specific Inspection criteria from Zebra -PCBA	25.d	11/8/2005 8:00	12/12/2005 17:00
418	Specific Inspection criteria from Zebra -DF	25.d	11/8/2005 8:00	12/12/2005 17:00
419	ROHS requirements	25.d	11/8/2005 8:00	12/12/2005 17:00
420	Test Engineering	122.d	11/8/2005 8:00	4/25/2006 17:00
421	List of all Zebra Test Equipment Needed	59.d	11/8/2005 8:00	1/26/2006 17:00
422	5DX -Use existing unit in Selected Jabil Manufacturing Location(s)	5.d	1/2/2006 8:00	1/6/2006 17:00
423	ICT - Use existing unit in Selected Jabil Manufacturing Location(s)	5.d	1/2/2006 8:00	1/6/2006 17:00
424	SMT FVT Station	20.d	1/2/2006 8:00	1/26/2006 17:00
425	SMT & DF ESS - use existing units in Selected Jabil Manufacturing Location(s)	5.d	1/2/2006 8:00	1/6/2006 17:00
426	Mock-up DF FVT Station in Selected Jabil Manufacturing Location(s)	40.d	11/8/2005 8:00	1/2/2006 17:00
427	DF Hi Pot Tester from Existing Zebra Supplier(s)	25.d	11/8/2005 8:00	12/12/2005 17:00
428	Mock-up PCA FVT Stations in Selected Jabil Manufacturing Location(s)	40.d	11/8/2005 8:00	1/2/2006 17:00
429	ICT Fixtures & Test Programs	63.d	1/27/2006 8:00	4/25/2006 17:00
430	Transfer existing fixtures from Existing Zebra Supplier(s) for Ramp and Mass Production	30.d	3/15/2006 8:00	4/25/2006 17:00	41
431	Transfer 5DX Programs	10.d	1/27/2006 8:00	2/9/2006 17:00	421
432	ESS time for Qual and Mass Production	24.d	1/27/2006 8:00	3/1/2006 17:00	421
433	Transfer Test Note Book from Existing Zebra Supplier(s) (History Book )	24.d	3/15/2006 8:00	4/17/2006 17:00	41
434	Control Tools and Matrics Transfer	30.d	1/27/2006 8:00	3/9/2006 17:00	421
435	PR Preparation & CER Preparation	47.d	1/27/2006 8:00	4/3/2006 17:00
436	POs approve	3.d	1/27/2006 8:00	1/31/2006 17:00	421
437	Purchase of fixtures/ESS chambers/modify configuration	40.d	2/1/2006 8:00	3/28/2006 17:00	436
438	Setup of chambers/ovens	4.d	3/29/2006 8:00	4/3/2006 17:00	437
439	Change of serial # format	61.d	11/8/2005 8:00	1/30/2006 17:00
440	Specify new Format	35.d	11/8/2005 8:00	12/26/2005 17:00
441	Integrate format into all test codes	10.d	12/27/2005 8:00	1/9/2006 17:00	440
442	Configure TARS to new format	10.d	1/10/2006 8:00	1/20/2006 17:00	441
443	Check TARS for new format	6.d	1/23/2006 8:00	1/30/2006 17:00	442
444	Receive Servers in Selected Jabil Manufacturing Location(s)(shared SMT/DF server,SWINST)	31.d	11/28/2005 8:00	1/9/2006 17:00
445	Connect servers and set-up test for trial	10.d	11/28/2005 8:00	12/9/2005 17:00	169
446	Validate transfer of failure data into TARS into test equipment	7.d	12/12/2005 8:00	12/20/2005 17:00	445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

447	Qualify Test functionality (parallel equipment sets)	7.d	12/21/2005 8:00	12/29/2005 17:00	446
448	Validate continuity of TARS data between sites	7.d	12/30/2005 8:00	1/9/2006 17:00	447
449	Training Travel Schedule	40.d	11/14/2005 8:00	1/6/2006 17:00
450	Quality Engineering Lead	15.d	11/14/2005 8:00	12/2/2005 17:00
451	Industrial Engineering Lead	15.d	11/14/2005 8:00	12/2/2005 17:00
452	Business Analyst	10.d	11/14/2005 8:00	11/25/2005 17:00
453	SAP Support Specialist	10.d	11/14/2005 8:00	11/25/2005 17:00
454	Program Analyst	10.d	11/14/2005 8:00	11/25/2005 17:00
455	Material Supervisor	15.d	12/5/2005 8:00	12/23/2005 17:00
456	ECO Coordinator	15.d	11/14/2005 8:00	12/2/2005 17:00
457	Test Engineer	10.d	12/5/2005 8:00	12/16/2005 17:00
458	Debug Technician	20.d	11/14/2005 8:00	12/9/2005 17:00
459	Lead Buyer	15.d	12/19/2005 8:00	1/6/2006 17:00
460	SMT Planner	15.d	12/5/2005 8:00	12/23/2005 17:00
461	Sr. Planner	11.d	12/19/2005 8:00	1/2/2006 17:00
462	Order Administrator	11.d	12/19/2005 8:00	1/2/2006 17:00
463	Debug Engineer	15.d	12/5/2005 8:00	12/23/2005 17:00
464	Production Supervisor	15.d	12/5/2005 8:00	12/23/2005 17:00
465	Warehouse Officer	20.d	12/5/2005 8:00	12/30/2005 17:00
466	Test Engineering Lead	10.d	11/14/2005 8:00	11/25/2005 17:00
467	Manufacturing Engineering Lead	10.d	12/5/2005 8:00	12/16/2005 17:00
468	Manufacturing Engineer	10.d	12/5/2005 8:00	12/16/2005 17:00
469	Work Cell Manager	10.d	12/5/2005 8:00	12/16/2005 17:00
470	Business Unit Manager	5.d	11/21/2005 8:00	11/25/2005 17:00
471	Traffic	5.d	12/12/2005 8:00	12/16/2005 17:00
472	Selected Jabil Manufacturing Location(s) DF Qualification	74.d	10/24/2005 8:00	2/1/2006 17:00
473	Generate Pg. Layout	2.d	11/29/2005 8:00	11/30/2005 17:00
474	Layout Approval	3.d	11/29/2005 8:00	12/1/2005 17:00
475	PR and PO issuance for facilitization work	5.d	12/2/2005 8:00	12/8/2005 17:00	474
476	PR and PO for manufacturing workstations and small tools	10.d	12/7/2005 8:00	12/20/2005 17:00
477	ReLocation(s) of machinery and facilitization work	15.d	12/14/2005 8:00	1/9/2006 12:00	475,476
478	Line set-up ,Install workbench ,small tools and IT links	10.d	12/26/2005 8:00	1/6/2006 17:00	482
479	Line Buy-Off for acceptance and ESD compliance	1.d	1/9/2006 8:00	1/9/2006 17:00	478
480	Documents - BOM,Engineering drawings,VA,PCF PCP	30.d	12/5/2005 8:00	1/13/2006 17:00	451
481	Details on Packaging Material & Labels	15.d	12/5/2005 8:00	12/23/2005 17:00	451
482	Network Requirement/PC requirement	15.d	12/5/2005 8:00	12/23/2005 17:00	451
483	DF Planning on SAP Transaction	20.d	12/15/2005 8:00	1/11/2006 17:00
484	Identify MRO items	12.d	12/15/2005 8:00	12/30/2005 17:00
485	Identify Mechanical rework process requirement	15.d	12/12/2005 8:00	12/30/2005 17:00
486	Identify Material Inspection Criterias	7.d	1/2/2006 8:00	1/10/2006 17:00

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

487	Identify Unique Process Details	12.d	11/30/2005 8:00	12/15/2005 17:00	450FF+4 days
488	Identify OBA Inspection Criterias	5.d	1/9/2006 8:00	1/13/2006 17:00	449
489	Planning of DL headcount	2.d	1/9/2006 8:00	1/10/2006 17:00	449
490	Receive Qual Plan from Zebra	10.d	10/24/2005 8:00	11/4/2005 17:00
491	Finalise Priority Product Build List	5.d	11/15/2005 8:00	11/21/2005 17:00	490
492	Zebra DF Qualification Start	1.d	1/16/2006 8:00	1/16/2006 17:00	39,125,350,371,376,398, 394,389,405,418,426,427, 448,339
493	Product Priority for Qualification	12.d	1/17/2006 8:00	2/1/2006 17:00
494	Hilo NBB7255000 IP1260 Flash Based w/Disk System qty=5 ( 2 ship to FCE IN Mt View & 3 units verified by Zebra MQE in Pg.)	4.d	1/17/2006 8:00	1/20/2006 17:00	492SS
495	Hilo NCZ0501000 North American/Japan Power Cord (15 Amp)	1.d	1/20/2006 8:00	1/20/2006 17:00	494FS-1 day
496	Hilo NIF4404000 Four Port 10/100 MBps Ethernet PMC Interface, IP12XX	1.d	1/20/2006 8:00	1/20/2006 17:00	494FS-1 day
497	TrooperNBB4385000 IP385 Flash Base System Bundle w/1 GB Memory qty=5( 2 ship to FCE IN Mt View & 3 units verified by Zebra MQE in Pg.)	2.d	1/19/2006 8:00	1/20/2006 17:00	494FS-2 days
498	Trooper NCZ0300000 North America/Japan Power Cord (10 Amp)	1.d	1/20/2006 8:00	1/20/2006 17:00	497FS-1 day
499	Trooper NIF4214000 Zebra Encryption Accelerator II PMC	1.d	1/20/2006 8:00	1/20/2006 17:00	497FS-1 day
500	Baja NBC0265000 Zebra IP265 Two-system Bundle qty= 5( 2 ship to FCE IN Mt View & 3 units verified by Zebra MQE in Pg.)	2.d	1/20/2006 8:00	1/23/2006 17:00	497FS-1 day
501	Baja NCZ0300000 North America/Japan Power Cord (10 Amp)	1.d	1/23/2006 8:00	1/23/2006 17:00	500FS-1 day
502	Kona NBB2250000 IP2250 Base System Bundle qty=5( 5 units verified by Zebra MQE in Pg.to be used against customer orders)	2.d	1/23/2006 8:00	1/24/2006 17:00	500FS-1 day
503	Kona NCZ0501000 North American/Japan Power Cord (15 Amp)	1.d	1/24/2006 8:00	1/24/2006 17:00	502FS-1 day
504	Kona NIF4500000 Dual Port Gigabit Ethernet ADP Interface Card, IP2250	1.d	1/24/2006 8:00	1/24/2006 17:00	502FS-1 day
505	710 NBB2710000 IP710 Base System Bundle qty=5( 5 units verified by Zebra MQE in Pg.to be used against customer orders)	2.d	1/24/2006 8:00	1/25/2006 17:00	502FS-1 day
506	710 NCZ0501000 North American/Japan Power Cord (15 Amp)	1.d	1/25/2006 8:00	1/25/2006 17:00	505FS-1 day
507	710 NIF4204000 Single Port Gigabit Ethernet cPCI MMF Interface Card	1.d	1/25/2006 8:00	1/25/2006 17:00	505FS-1 day

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

508	Amigo NBB2403000 IP40 Satellite 16 Base System Bundle qty=5( 5 units verified by Zebra MQE in Pg.to be used against customer orders)	2.d	1/25/2006 8:00	1/26/2006 17:00	505FS-1 day
509	Amigo NCZ0300000 North America/Japan Power Cord (10 Amp)	1.d	1/26/2006 8:00	1/26/2006 17:00	508FS-1 day
510	Palomar NBB5011000 Zebra 10i Base System Bundle qty=5( 5 units verified by Zebra MQE in Pg.to be used against customer orders)	2.d	1/26/2006 8:00	1/27/2006 17:00	508FS-1 day
511	Palomar NCZ0300000 North America/Japan Power Cord (10 Amp)	1.d	1/27/2006 8:00	1/27/2006 17:00	510FS-1 day
512	IP-Vpn NBC5001000 Zebra 50i Two-system Bundle (2 units for clustering) qty=5 ( 5 units verified by Zebra MQE in Pg.to be used against customer orders)	2.d	1/27/2006 8:00	1/30/2006 17:00	510FS-1 day
513	IP-Vpn NCZ0300000 North America/Japan Power Cord (10 Amp)	1.d	1/30/2006 8:00	1/30/2006 17:00	512FS-1 day
514	NSAS NBL8100000 Zebra 100s SSL VPN w/100 User License qty=5( 5 units verified by Zebra MQE in Pg.to be used against customer orders)	2.d	1/30/2006 8:00	1/31/2006 17:00	512FS-1 day
515	NSAS NCZ0501000 North American/Japan Power Cord (15 Amp)	1.d	1/31/2006 8:00	1/31/2006 17:00	514FS-1 day
516	Zebra DF Quakification Finish	1.d	2/1/2006 8:00	2/1/2006 17:00	514
517	Selected Jabil Manufacturing Location(s) SMT Qualification	104.d	10/24/2005 8:00	3/15/2006 17:00
518	Generate Pg. Layout	2.d	11/8/2005 8:00	11/9/2005 17:00
519	Layout Approval	3.d	11/29/2005 8:00	12/1/2005 17:00	518FS+13 days
520	PR and PO issuance for facilitization work	5.d	12/2/2005 8:00	12/8/2005 17:00	519,518
521	PR and PO for manufacturing workstations ,small tools machines	5.d	12/2/2005 8:00	12/8/2005 17:00	519
522	Swap MPM 3000 Paste Printer	1.d	1/13/2006 8:00	1/13/2006 17:00	519FS+30 days
523	Purchase of HSP 4796(L) ( Any used or refurbished unit available?)	40.d	11/17/2005 8:00	1/11/2006 17:00	521FS-16 days
524	Purchase of 10Zone Reflow (Any used or refurbished unit available)	40.d	11/17/2005 8:00	1/11/2006 17:00	521FS-16 days
525	Purchase Wave Solder m/c for Lead free compatible	40.d	11/17/2005 8:00	1/11/2006 17:00	521FS-16 days
526	ReLocation(s) of machinery and facilitization work	10.d	1/2/2006 8:00	1/13/2006 17:00	520FS+16 days,521
527	Line set-up ,Install workbench ,small tools and IT links	15.d	1/2/2006 8:00	1/19/2006 17:00	521FS+16 days
528	Line Buy-Off for acceptance and ESD compliance	3.d	1/20/2006 8:00	1/24/2006 17:00	527
529	Gerber data transfer	59.d	11/7/2005 8:00	1/25/2006 17:00	545
530	SMT Program Transfer from Existing Zebra Supplier(s)	59.d	11/7/2005 8:00	1/25/2006 17:00	545
531	List of Tooling for Qual to be transferred from Existing Zebra Supplier(s) & scheduled dates	22.d	11/7/2005 8:00	12/6/2005 17:00	545

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

532	Identify Tooling to be fabricated in Pg.	50.d	12/7/2005 8:00	2/13/2006 17:00	531
533	Prepare VAs	56.d	11/7/2005 8:00	1/20/2006 17:00	545
534	PCP & PCF Document	45.d	11/8/2005 8:00	1/9/2006 17:00
535	FMEA and DFM report from Existing Zebra Supplier(s)	41.d	11/7/2005 8:00	1/2/2006 17:00	545
536	ROHS failure analysis report from Existing Zebra Supplier(s) for solder content	41.d	11/7/2005 8:00	1/2/2006 17:00	545
537	Process MRO item list from Existing Zebra Supplier(s)	35.d	11/7/2005 8:00	12/23/2005 17:00	545
538	Mechanical Samples of PCBA	35.d	11/8/2005 8:00	12/26/2005 17:00
539	Solder samples from Existing Zebra Supplier(s)	35.d	11/8/2005 8:00	12/26/2005 17:00
540	Temperature Profile boards from Existing Zebra Supplier(s)	34.d	11/8/2005 8:00	12/23/2005 17:00
541	Temperature Profile settings for Oven and Wave from Existing Zebra Supplier(s)	34.d	11/8/2005 8:00	12/23/2005 17:00
542	Information on Type of Chemistry used	13.d	11/8/2005 8:00	11/24/2005 17:00
543	Determine Compatibility for CAD,Crimbridge and Router Solutions,Licences..	13.d	11/8/2005 8:00	11/24/2005 17:00
544	TIC cross-over (JOS)	25.d	11/8/2005 8:00	12/12/2005 17:00
545	Receive Ouql Plan from Zebra	10.d	10/24/2005 8:00	11/4/2005 17:00
546	Finalise Priority Product Build List	5.d	11/15/2005 8:00	11/21/2005 17:00	545
547	Zebra SMT Qualification Start / Finish	31.d	2/1/2006 8:00	3/15/2006 17:00	351,352,417,419,428,424, 423,422,443,448
549	Product Priority for Qualification Process	29.d	2/2/2006 8:00	3/15/2006 8:00
550	Hilo N805827003 LNF , LED qty=30	2.d	2/2/2006 8:00	2/3/2006 17:00	547SS+1 day
551	Hilo N805926001 HT Crossover qty=30	2.d	2/3/2006 8:00	2/6/2006 17:00	547SS+2 days
552	Hilo N805826004 Power Supply MP qty=30	2.d	2/6/2006 8:00	2/7/2006 17:00	547SS+3 days
553	Hilo N805551002 Hilo HD qty=30	2.d	2/7/2006 8:00	2/8/2006 17:00	547SS+4 days
554	Hilo N806170006 Viper 4 qty=30	2.d	2/8/2006 8:00	2/9/2006 17:00	547SS+5 days
555	Hilo N805895002 IDE MP qty=30	3.d	2/10/2006 8:00	2/14/2006 17:00	547SS+7 days
556	Hilo N805894002 I/O MPqty=30	2.d	2/14/2006 8:00	2/15/2006 17:00	547SS+9 days
557	Hilo N805888001 Dual GigE qty=30	2.d	2/15/2006 8:00	2/16/2006 17:00	547SS+10 days
558	Hilo N805892003 Quad 10 100 PMC=30	2.d	2/17/2006 8:00	2/20/2006 17:00	547SS+12 days
559	Hilo N805945002 6U PMC Carrier qty=30	2.d	2/21/2006 8:00	2/22/2006 17:00	547SS+14 days
560	Hilo N806487001 IP 7210qty= 30	3.d	2/23/2006 8:00	2/27/2006 17:00	547SS+16 days
561	Trooper N806806002 IP385 Refresh qty=30	3.d	2/24/2006 8:00	2/28/2006 17:00	547SS+17 days
562	Baja N806262005 IP265 qty=30	3.d	2/27/2006 8:00	3/1/2006 17:00	547SS+18 days
563	SMT Qual finish	.d	3/15/2006 8:00	3/15/2006 8:00
564	Selected Jabil Manufacturing Location(s) Ramp up	.d	3/15/2006 8:00	3/15/2006 8:00	41,72FS-15 days

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT D

Critical Personnel

[*** Redacted]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT E

Manufacturer’s Business Continuity Plan

Jabil Circuit

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 76/9.

1.0	PURPOSE

1.1	These guidelines are designed to govern all Jabil sites in Asia, the Americas and Europe to adhere to and understand the responsibilities on how to implement the Contagious Diseases Contingency Plan in the event the site is partially or completely shut down due to confirmed cases of a Contagious Disease among employees.

1.2	The contingency plans shall cater to continuous operation of Jabil’s business without disrupting production or creating downtime in order to meet customers’ needs according to the applicable Business Recovery Plan (BRP).

1.3	All sites are expected to act in strict compliance to with these guidelines, while working closely with the suppliers, local health and Customs authorities.

2.0	SCOPE

2.1	These guidelines are applicable and cover all Jabil sites throughout Asia, the Americas and Europe.

3.0	APPROVAL

3.1	These guidelines can only be revised or modified by the Vice President of Human Resources.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

3.2	Prior approval is required by individual sites if these guidelines have to be altered of its stated meaning and contents.

4.0	DEFINITION

4.1	CD: Contagious Diseases

4.2	BRP : Business Recovery Plan

4.3	WHO: World Health Organization

4.4	HR: Human Resource

4.5	Level One: Plant is still operational with confirmed cases of CD

4.6	Level Two: Plant is total shutdown with confirmed cases of CD

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 77/9

4.7	Zone: A critical area in production

4.8	Task Force: Team identified to replace CD affected employees in their jobs.

5.0	REFERENCE

5.1	Contagious Diseases Guidelines – Global (refer to attached document in paragraph 9.2).

6.0	RESPONSIBILITY

6.1	It shall be the responsibility of the Operations Manager of each individual site to follow strictly all aspects of executing Level One and Level Two contingency plans in line with the applicable BRP.

6.2	The Operations Manager has to work closely with the local health authorities, Customs officials and suppliers to be proactive in having the contingency plans in place to meet production volumes as per customers’ orders.

6.3	Communication :

6.3.1	The site Operations Manager is responsible to advise Jabil’s Vice President of Communications and Vice President of Human Resources of any CD activity relating to Jabil employees and facilities immediately upon discovery.

6.3.2	No information should be provided to news sources (television, newspapers, magazines, radio) in the event CD is detected in a Jabil plant.

6.3.3	No worldwide messages or plant-wide messages should be sent without the consultation and review of Corporate Communications,

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

except when they include time-sensitive information critical to the health and safety of plant employees.

6.3.4	Corporate Communications should be copied on all plant-wide or company wide communications.

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 78/9

7.0	GUIDELINES

7.1	Procedures set in these Guidelines can change as the situation on CD condition change and the Vice President of Human Resources will be responsible for notifying each site of any changes in the guidelines.

8.0	PROCEDURES

8.1	LEVEL ONE: PLANT IS STILL OPERATIONAL

8.1.1	The Operations Manager from each site is responsible to follow the general framework provided in the contingency guidelines and also have the CD Guidelines Global in place.

8.1.2	Each site shall have their own action plans developed as per the local government requirements and must be able to execute them in a timely manner working closely with their suppliers, local health and local custom authorities.

8.1.3	Materials expedite process shall be in place.

8.1.3.1	Materials manager must ensure Jabil’s material suppliers have their own Contagious Disease contingency plan in place so as not to disrupt the flow of materials for production when the plant is in need of parts.

8.1.3.2	The Materials manager shall work with the suppliers to assure that extra material demand (increased by the buffer build up) is available and at appropriate pricing (no price gouging/increases).

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.1.3.3	The Materials manager shall prepare an off site storage that is in a least likely to be affected “Contagious Disease free” zone—securing all logistics and security / fire hazard protection (insurance).

8.1.4	The site shall work closely with the local Customs and government authorities in advance to discuss and be prepared in all aspects of documentations, agreement, clearance and approvals to ship in or

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 79/9

out production related gear from one state or country to another to remove red tape and unnecessary delays.

8.1.4.1	Respective Functional Managers should contact Custom officials and negotiate contingency plan support for moving any material and or gear (production related machineries, fixtures, testers, software, stencils) from the affected site to another location. The Functional Managers may need to deal with two separate Customs agencies for sending and receiving plants.

8.1.4.2	All necessary documentation and approvals should be prepared and be set on “stand by” to be invoked to active status by the authority of the local plant Operations Manager should Level 2 be realized. This must be ready for taking the gear out and returning the gear back to the original plant.

8.1.4.3	The materials manager is responsible to make contact with Customs officials and negotiate contingency plan support for moving any material and or gear from the affected site to another location. May need to deal with two separate Customs agencies for sending and receiving plants.

8.1.5	The Operations Managers and the respective Business Development personnel need to stay close to the situation to determine when to trigger

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

discussions with customers. Contact customer(s) and negotiate, reach agreement and approval on:

8.1.5.1	Appropriate level of buffer Finished Goods, demand adjustments, and cancellation protection.

8.1.5.2	Negotiate inventory buffer levels with customers, at their risk.

8.1.5.3	Agreement that customer pays for the buffer. Inventories shall be stored at an outside Contagious Disease free location or warehouse for shipment.

8.1.5.4	Negotiate with customer for creation of duplicate gear that is unique to the product (fixtures, jigs, test gear, etc.)

8.1.6	The Operations Manager in conjunction with the respective Business Development personnel is responsible to direct the

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 80/9

shutdown of production by zones and setting a Task Force to continue running of production.

8.1.6.1	Areas such as Surface Mount Technology, back end, stores and any other production related location considered important shall be identified as critical zones.

8.1.6.2	People from other plants within the same site shall be considered to be in the task force as replacement work group.

8.1.6.3	For those sites with only one plant, production shall be relocated to other CD free sites in Asia, America or Europe which has the capabilities.

8.1.6.4	Each plant must develop a zone plan which shall include critical areas and names of assigned people to continue to run production for each Zone.

8.1.6.5	There shall be a procedure in place that spells out how the Task Force in the critical Zones carries out their day to day activities.

8.1.6.6	Before shutting down a Zone in the production floor, all possible avenues shall be explored and professional advice and help should have been received from the appropriate authorities.

8.1.6.7	In the event of a possible shutdown, the Operations Manager shall at all times negotiate with the local health authorities with reasons to convince them not to close down the Zones or at least push for a compromise and settle for partial close down of Zones.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.1.7	The affected site Operations Manager has to proactively identify and communicate with the other site Operations Managers to prepare all arrangements necessary in the event of transfer, full or partial production, to other locations or sites during a shutdown.

8.1.7.1	This should include assuring available capacity, technical expertise and experience (potential transfer and learning of the product(s) as target for transfer.

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 81/9

8.1.7.2	Ensure other sites are ready to duplicate their production gears, fixtures, ME and Test programs, stencils for immediate use during an emergency.

8.1.7.3	Using methods NOT requiring travel, such as: drawing, data, specification, line layout, workcell staffing chart, VA’s, set up sheets, programs for Surface Mount Technology, and other pertinent documentation should be duplicated and transferred.

8.1.8	Develop process for material transfer and special gear transfer from the plant during the initial stages of the plant shut down.

8.1.8.1	Need full “Bio suits” and other such measures to get in and out of the contaminated plant.

8.1.8.2	Secure proper tools, chemicals, methods, etc. for disinfections process of the gear prior to shipping to the designated plant location.

8.1.9	Upon re-opening of the plant, assure proper acceptance of the employees returning to work, proper transfer of the gear back to the plant.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 82/9

8.1.10	Upon re-opening, the affected site’s Operations Manager shall have plans ready and in place to secure the appropriate manpower from other plants and sites to run production.

8.1.11	The local Operations Manager is the contact person who keeps an updated list of all available unoccupied properties suitable for setting up manufacturing operations.

8.1.12	Back-up on IT information in plant accessible are: The local Operations Manager is responsible to ensure there is appropriate and adequate back-up of electronic data.

8.1.13	The Senior Director, Vice President of Operations of the impacted site and the Business Unit Director(s) of affected customers are the personnel who determine/decide which product can be transferred or relocated to other facilities.

8.1.14	Communication :

8.1.14.1	The site Operations Manager shall advise Vice President of Human Resources, Vice President of Communications and local Regional Human Resource Director of any contagious

8.1.14.2	disease activity relating to Jabil employees and facilities immediately upon discovery.

8.1.14.3	No information should be provided to news sources (television, newspapers, magazines, radio) in the event contagious disease is detected in a Jabil plant. All media calls should be directed to Jabil Corporate communications (727-803-3511 or 3349) without comment. Internal communication in the event of an outbreak should be limited to only those persons required.

8.1.14.4	No worldwide messages or plant-wide messages should be sent without the consultation, review and approval by VP of Human Resources and VP of Communications, except when they include time-sensitive information critical to the health and safety of plant employees. Corporate

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Communications should be copied on all plant-wide or company wide communications.

8.2	LEVEL TWO: PLANT IS TOTAL SHUTDOWN

(Level One Contingency Plan Guideline Applies).

8.2.1	Site Operations Manager with authority from Senior Director or Vice President of Operations of the affected region, after consultations with the appropriate Business Development representative(s), shall make decisions to relocate or transfer production to other plants or sites.

8.2.2	Each site shall have in place its own site recovery plan. Key items to consider shall be as follows:

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 83/9

8.2.2.1	Respective area functional manager ensure all production related equipment, gears, fixtures, testers, stencils, software, build materials are all readily available and in place.

8.2.2.2	Workcells shall execute plans to utilize the 10 to 14 days built inventory stocks available for customer shipment. The site Operations Manager appoints a liaison person to handle all communications with employees and authorities.

8.2.2.3	Status of plant shall be communicated to employees by the appointed liaison person.

8.2.2.4

8.2.2.5	Management shall provide full cooperation to local health and government authorities

8.2.2.6	Employees shall be sent home and no one is allowed to enter plant until further notice.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.2.2.7	The whole plant shall be sanitized according to established or recommended procedures issued by local health authority, if available.

8.2.2.8	Local Human Resource representatives shall set up a helpdesk at the main guardhouse or another appropriate location to facilitate communication on the plant’s status to employees, suppliers, vendors, visitors and customers.

8.2.2.9	Business, Materials and Functional Managers who normally have customer contact and visitors shall inform them on production status and alternate arrangements on product transfer and relocations.

8.2.2.10	The site Operations Manager with advice from the health authorities shall decide on the plant’s timeline for reopening and initiating production.

8.3	Authority: The Senior Director and Vice President of Operations in the affected region have the responsibility to determine what business / activity can be moved to other sites. The actual authority must come from Business Unit Manager / Business Unit Director who shall decide which work can be transferred or relocated to other facilities throughout Asia and United States since they need to work with customer on the best overall solution to their specific supply chain problem.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

9.0	ATTACHMENT

9.1	Contagious Disease: Contingency Plan Flow Chart

CONTAGIOUS DISEASES CONTINGENCY PLAN: GUIDELINES	Doc. No.
	Prep. by	Rajedar Singh
	Approved by	Tom O’Connor
	Effective Date	Feb 1st, 2006
	Revision: 0	Page 84/9

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

9.2	Contagious Diseases Guidelines – Global

CONTAGIOUS DISEASES CONTINGENCY PLAN:GLOBAL	Doc. No.
	Prep. by	Tom O’Connor
	Approved by	Bill Peters
	Effective Date	Dec 19th 2003
	Revision: 0	Page

1.0	PURPOSE

1.4	This policy is designed to govern all Jabil sites in Asia, Europe and the Americas to adhere to and understand the responsibilities on how to manage Contagious Diseases under the three alert levels as stated in this guidelines and their implementation shall never be compromised. All sites are expected to act in strict compliance to these guidelines.

2.0	SCOPE

2.1	This policy and its guidelines are applicable and cover all Jabil sites and its subsidiaries throughout Asia, Europe and the Americas.

3.0	APPROVAL

3.1	This policy can only be revised or modified by the Regional HR Manager with corporate liaison, Tom O’Connor’s approval.

Prior approval is required from Tom O’Connor by individual site if this policy has to be altered of its stated meaning and contents.

4.0	DEFINITION

4.9	CD : Contagious Disease

4.10	WHO : World Health Organization

4.11	HR: Human Resource

4.12	Condition Monitor: Suspected cases of Contagious Disease in the State / Province / Country.

4.13	Condition Alert : Suspected, Confirmed and Death CD cases in State / Province / Country.

5.0	REFERENCE

5.1	WHO, Federal and Local Health Ministry / Government Communications and Reports.

6.0	RESPONSIBILITY

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

6.1	It shall be the responsibility of each individual site to follow strictly on all alert levels communicated by Tom O’Connor through VP Operation in Asia, Europe and Americas.

7.0	GUIDELINES

7.1	Guidelines in this procedure can change as situations on CD conditions change globally. Tom O’Connor, as corporate liaison person, will advise Regional HR Manager and VP Operations in Asia, Europe and Americas on new instructions.

8.0	PROCEDURES

8.1	CONDITION MONITOR: There is Suspected cases of CD in the State / Province / Country.

8.1.1	The Managing Director or Operations Manager from each site is responsible to execute individual action plans to manage CD prevention and control.

8.1.1	Human Resource Manager must ensure all employees in their sites are well informed of CD virus and its danger to human life. Basic prevention and control measures must be in place.

8.1.1.1	If employees feel they are developing CD symptoms, HR shall advice them to:

8.1.1.1.1	Minimize unnecessary contact with others.

8.1.1.1.2	Wash hands, as often as possible.

8.1.1.1.3	Keep clean office area and all common utilities, sanitation facilities in the plant.

8.1.1.1.4	Inform supervisor, department manager or HR manager.

8.1.1.1.5	Consult Company Nurse or Doctor. Nurse shall advice on the next step of action.

8.1.2	Other Jabil site employees coming into plant from suspected CD or Non CD affected Asian, European or Americas site, state, province or country shall report to guardhouse to be screened for CD symptoms before allowed to enter plant (Refer to document, 9.1 CD Symptoms List). Person responsible shall be the host department manager.

8.1.2.1	Host department manager or delegate shall arrange company nurse to screen employee for CD symptoms.

8.1.2.1.1	Body temperature shall be measured to confirm there is no fever. Only after cleared by nurse, employee is allowed to enter plant.

8.1.2.1.2	Document 9.3, CD Status Recording Form shall be filled and signed by employee.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.1.2.2	If body temperature of employees is greater than 38 degrees Celsius, they shall be send to company panel clinic or government hospitals for further check on CD.

8.1.4	Local, Out station or Inbound suppliers, vendors and visitors coming into plant from suspected CD or Non CD affected state, province or country shall not be allowed to enter plant. However, if there shall be exception to be granted for visitors, Managing Director’s approval is required.

8.1.2.3	Jabil host department manager or delegate shall fill in Document 9.2, Visitor Approval Form, signed by Managing Director and pass a copy to guardhouse.

8.1.2.4	Suppliers, Vendors, Visitors when visiting plant shall undergo CD screening checks at guardhouse and shall fill and sign Document 9. 3, CD Status Recording Form.

8.1.3	Cafeteria staff, Security personnel and Cleaners who daily visit plant will be treated like Jabil employees.

8.1.3.1	Cafeteria supervisor is responsible to check and ensure his or her people are free from CD symptoms.

8.1.3.2	Random screening checks will be done by supervisor and records send to company clinic nurse for monitoring. Document 9.4, CD Status Record Form – Non Jabil Employee shall be used.

8.1.4	The company clinic shall be equipped with all necessary precautionary measures and facilities in prevention and control of CD.

8.1.5	Company panel of clinics must be instructed to report to HR if any of Jabil employees are suspected of having CD symptoms.

8.1.6	Managers and Supervisors should walk around to check their people are not having any basic symptoms of CD.

8.1.7	Managers and Supervisors shall update their people on the latest development in controlling and prevention of CD during their daily department meetings. (HR Manager shall update FMs)

8.1.8	Awareness materials to educate employees on CD shall be displayed in public areas in the plant. Individual site HR has to prepare materials as per local need.

8.1.9	HR shall instruct all employees to practice the basic hygiene needs to be clean. (e.g. washing hands often, washing hands with soap and water before and after meals, etc).

8.1.10	Business travel is allowed but employee must get a “CD free” symptom check from company nurse or panel doctor before commence of travel. The traveler/traveler’s manager must alert the site to be visited of an alert status prior to obtaining an approval to travel.

8.1.11	VP Operations Asia shall activate Condition Monitor for affected sites and will formally notify Tom O’Connor who will be responsible for alerting key personnel of “condition monitor alert” and for what sites it has been imposed.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.2	CONDITION ALERT (LEVEL ONE): There are confirmed CD cases in State / Province / Country.

8.2.1	CONDITION MONITOR, Para 8.1 applies together with the following:

8.2.2	Immediate notification to Tom O’Connor of location of confirmed case of CD, indicating when it was reported, how this information was obtained the process by which it was confirmed.

8.2.3	If a site employee returns from a non-CD affected Asia site or country, the employee must report to guardhouse.

8.2.3.1	The guard will take employee to company nurse to check for CD symptom.

8.2.3.2	Body temperature shall be measured to confirm there is no fever, i.e > 38 degree Celsius.

8.2.3.3	Document 9.3, CD Status Recording Form shall be filled by nurse.

8.2.3.4	A clear recording of arrival and departure time should be maintained for all visitors, vendors, suppliers, and other Jabil site employees at guardhouse.

8.2.4	If there is no CD symptom or fever, employee will be allowed to report to work, otherwise will be sent to company clinic or government hospital for further CD checks.

8.2.5	Employees returning from a CD affected site or country, shall stay in home quarantine for duration of 10 days or more depending on the type of CD case.

8.2.6	During this period, employee shall not travel and shall go through a daily CD symptom tests at the company panel clinic nearby his or her home or by oneself using the correct medical instruments as per advised by company nurse or panel doctor.

8.2.6.1	Employee must daily update company nurse on CD symptoms condition. Company nurse shall follow-up.

8.2.6.2	For the duration of quarantine, employee shall be considered as working from home. Reasonable amount of work related expenses incurred shall be reimbursed.

8.2.7	Suppliers, customers schedule to visit plant must get prior approval from Managing Director.

8.2.7.1	Document 9.2, Visitor Arrival Application Form must be filled by requesting department.

8.2.7.2	A copy shall be given to security personnel at guardhouse.

8.2.8	Local vendors and suppliers who are considered regulars are allowed to visit plant but have to undergo CD symptom checks at guardhouse including body temperature test and has to complete and sign Document 9.3, CD Status Recording Form.

8.2.8.1	If CD symptom test is negative, vendors and suppliers are allowed to enter lobby area.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.2.8.1.1	Jabil employee shall meet them in a special room identified for this purpose in the lobby.

8.2.8.1.2	Employees shall be issued with facemask when interacting with visitors.

8.2.8.1.3	Vendors, suppliers, visitors shall be advised to wear their own facemasks.

8.2.8.1.4	Visitors shall wear the facemask at all time whilst in the company premise. For those who don’t have facemask, security at guardhouse shall provide one.

8.2.8.1.5	Security must maintain a name list of all Jabil employees who comes in direct contact when meeting their customers, visitors, vendors and suppliers during their course of work.

8.2.8.2	If CD symptom turns out to be positive, they will not be allowed entry into plant and will be advised to go for further checks at government hospital.

8.2.8.2.1	Security will inform host department manager or delegate of situation.

8.2.8.2.2	Vendor, supplier name will be recorded for monitoring purpose in Document 9.6, Visitor CD Suspect Form.

8.2.8.2.3	Security shall ensure CD suspected visitors in record are not allowed into plant for the next 10 days.

8.2.8.3	Non-Jabil employees (e.g. Cafeteria staff and cleaners) shall undergo similar CD screening tests including body temperature measurement.

8.2.8.3.1	The daily testing and recording will be done by their respective supervisor using Document 9.4, CD Status Record Form-Non Jabil Employee and passed to company nurse/doctor.

8.2.8.3.2	Company nurse shall educate the area supervisors in the use of clinical thermometer and identifying of CD symptoms.

8.2.9	For emergency situations, HR manager shall have identified a temporary room in the plant for isolation purpose with all the basic set-up of a workcell cubicle.

8.2.10	Facility department shall be responsible for more frequent cleaning/sanitizing of enclosed areas and areas of heavy human traffic. e.g. Doors, Lift, Cafeteria, Clinic, Wash basins, Production floor, Badge readers, Door switch and others shall be increased.

8.2.11	More frequent cleaning/maintenance of air-conditioning units especially filters cleaning shall be increased.

8.2.12	No plant tours are allowed except with the discretion of the site Operation Manager.

8.2.13	All outstation travel and visit to other Jabil sites has to be approved by VP Operations for their respective regional sites.

8.2.14	VP Operations for respective region shall activate Condition Alert for affected sites.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.3	CONDITION ALERT (LEVEL TWO): CD is confirmed in one of Jabil’s sites.

(The following action plans shall be activated immediately if a case of CD is confirmed in one of Jabil’s locations.)

8.3.1	(The Managing Director and/or the Vice President of Operations will immediately notify Tom O’Connor the corporate liaison and inform him of where the case was confirmed, by whom and what corrective actions were taken to curtail other employees from ongoing exposure.)

8.3.2	Employees who are confirmed of CD must be sent to the state run or government hospital for a thorough medical check-up and quarantine.

8.3.3	Employees who work in the affected area and come in close or direct contact with the patient, are to be temporarily isolated in a special room identified in the plant before arrangements made to send the employee to the company panel clinic or government hospital for further checks and if necessary for quarantine.

8.3.4	Communications with all employees shall be done through emails and notice boards. Avoid discussion in groups.

8.3.5	All transfers or movements of employees between workstations, departments, shifts and inter plants shall be put on-hold.

8.3.6	Close down the affected area, be it a Bay, Workshop, Office area or a Section until further instructions from site Managing Director.

8.3.7	Assess all personnel working in the area and arrange medical tests for the individuals who could have come in close contact with the patient.

8.3.8	Seal off the affected area to minimize and control the possible spread of the CD virus.

8.3.9	All common use items that come in contact with employees must be cleaned often to prevent accumulation of CD virus.

8.3.10	The company nurse shall submit daily report on CD status to top management using Document 9.5, CD Management Reporting Form.

8.3.11	If required, request professional medical help to sterilize the entire area of contamination and any other suspected areas adjacent to it.

8.3.12	Sanitize the whole plant and its premises, internal and external, to exterminate the CD virus.

8.3.13	In order to minimize the impact on production, the affected area must be re-opened as soon as possible after seeking professional medical advices from the local health ministry.

8.3.14	Vendors, suppliers, visitors and customers are not allowed into plant and its premises.

8.3.15	Travel to other sites is not allowed and visit by all Jabil personnel is to be prohibited. Tom O’Connor, upon notification by the VP Operation Asia, Europe and Americas , or the infected region, will immediately notify corporate travel to restrict all travel to effected site.

8.3.16	VP Operations Asia, Europe and Americas shall activate Condition Alert for affected sites.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.4	CONDITION ALERT( LEVEL THREE): Death caused by CD

8.4.1	In the event if any employee has died from CD, a crisis committee must be established immediately with the MD of the affected site as lead person. The VP Operation of the region where a death occurred will be immediately notified of the employee’s death and will be responsible for communicating the circumstances associated with the death to the corporate liaison, Tom O’Connor. The information provided will include, but not being limited to: the employees name, time of death, location, how Jabil became aware of the employee’s illness and death, what department the employee worked in, how long the employee was with the company, are there other infected employees in the deceased work group etc.

8.4.2	Follow-up decisions and activities associated with the employee’s death will be coordinated by the Managing Director of the employee’s site in coordination with the Vice President of Operations of the employee’s region and will be communicated to Tom O’Connor accordingly.

8.4.3	All relevant authorities should be notified and action plans including local health government support has to in place to prevent further deaths from recurring.

8.5	COMMUNICATION

Tom O’Connor will coordinate all internal communications from the regions concerning the different levels of alerts with Jabil’s Communications Department Vice President , Beth Walters, along with any other CD activity relating to Jabil employees and facilities immediately upon receiving an advisory from the regions.

8.5.1.1	Latest global news regarding the outspread and development of CD shall be managed by Jabil Communication Department and must be first notified to corporate liaison, Tom O’Connor.

8.5.1.2	No site must provide information to news sources (television, newspapers, magazines, radio) in the event CD is detected in a Jabil plant.

8.5.1.3	All media calls should be directed to Lisa Allison (lisa_allison@jabil.com or 727-803-3314) in the Communications Department without comment.

8.5.1.4	Internal communication in the event of an outbreak should be limited to only those persons required. No worldwide messages or plant-wide messages should be sent without the consultation and review of Tom O’Connor and / or Communications Department, except when they include time-sensitive information critical to the health and safety of plant employees.

8.5.1.5	The Communications Department should review all pant wide communications concerning CD advisories.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

8.6	AUTHORITY

8.6.1	Tom O’Connor is the corporate liaison authority who will instruct Regional VP Operations and Regional HR Managers on all matters of CD.

8.6.2	Jabil sites and countries that fall under conditions Monitor and Alert Levels will be advised by Local Regional HR Manager or VP Operations of their respective regions as and when required.

9.0	DOCUMENTS

9.1	CD Symptom List

S/No	Symptom Types
1	Fever and Chills
2	Shortness of Breadth
3	Cough, Sore Throat, Blocked or Running Nose
4	Muscles and Joint Aches
5	Weakness and Fatique
6	High Fever of 38 Degrees Celsius and above that comes very suddenly.

9.2	Visitor Approval Form

Descriptions	Details
Name of Customer / Visitor Company
Number of Customers / Visitors
Customer / Visitors Name
Purpose of Visit
Date and Time of Visit
Jabil Contact Person
Dept Manager Signature
Managing Director Signature

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

9.3	Visitor Status Recording Form

No.	Visitor Name	Company	Contact Tel	Time In	Body Temperature	Last Country and Date of Visit	Signature of Visitor	Jabil Contact Person	Department	Contact Tel	Signature	Remark

1

2

3

4

5

9.4	Daily Record Form -Non Jabil Employee

CONTAGIOUS DISEASE : DAILY SYMPTOM STATUS REPORT

(Non Jabil Employees)

Area
Date
Time
Supervisor

Symptoms
S/No	Name of employee	Temp	Cough Sneezing	Block/ Running Nose	Others	Status	Supervisor Signature

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

9.5	CD : Management Reporting Form

CONTAGIOUS DISEASE : MANAGEMENT REPORTING FORM

SITE LOCATION :	Prepared by :
Date :

S/No	Name	Department	Title	Symptoms	Status

9.6	CD : Visitor Suspect Monitoring Form

VISITOR : CONTAGIOUS DISEASE SUSPECT RECORDING FORM

S/No	Name of Visitor	IC No	Company	Contagious Disease Suspect Date	Jabil Host Name	Contact Number

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT F

Incoming Materials Quality Control Procedures

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Jabil Circuit

Document No : 12-MT20-GEN-015-H
Effective date : 01 JUN, 2006

Operating Procedure Title :

Incoming Quality Control Procedure

Revision History

Rev. No.	Revision Summary	Revise Date
A	First Release	05/21/2002
	(replace the 11-QC20-ISO9-091-B)	
B	Overall review as per SAP system flow	04/14/2003
C	Update Appendix B (DMR flow chart) & item 6.0	05/20/2003
D	Amend item 5.5	01/29/2004
E	1. Add "note2" to 5.4 about the waive of solder paste viscosity inspection; 2. Amend item 5.2, introduce PP3 rule to Jabil Huangpu and delete DMR flow charts change to "refer to SAP system settings".	10/20/2004
F	Add RoHS/Lead-free inspection in item 5.3.1.1	12/21/2004
	Note: DCC change doc# from 11-IQ20-GEN-015-F to 12-MT20-GEN-015-F	4/13/2005
G	Change VCAR to SCAR; Add 4.4 SQE responsibility; Amend 5.2 to compliance DTS procedure; Amend 5.3.4, SAP/IP change to work instruction & IP; Amend 5.5.1 to clarify only supplier responsibility RTV need issue SCAR, and add this item in flow chart.	08/08/2005
H	Add 5.4"NPI material treatment and working flow."	01/06/06

Apr		Signature	Date	Apr		Signature	Date
	Originator	_Younger Wong_					
[X]	Quality	_ Flander Hu _		[X]	Inventory Control	__ Denis Wong __	
[X]	SQE	__YT Ang __		[X]	Business	__ HY Saw __	
[X]	Purchasing	__ JP Tang __		[X]	ME	__ KT Li __	
[X]	Materials	_WaichongSheetoh					

JABIL CIRCUIT OWNS THE COPYRIGHT OF THIS DOCUMENT

IF PRINTED THIS IS A REFERENCE ONLY COPY

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Form#: 12-DC80-GEN-001-03-B

Jabil Circuit

Document No : 12-MT20-GEN-015-H
Effective date : 01 JUN, 2006

1.0 Purpose

To establish procedure for incoming quality control inspection prior to production and to ensure incoming parts conforming the specified requirements.

2.0 Scope

This procedure applies to direct materials & solder paste (MRO item) used in Jabil Circuit (Guangzhou) Ltd.

3.0 Definitions and abbreviations

3.1	QN	Quality Notification
3.2	UD	Usage Decision
3.3	FIFO	First In First Out
3.4	AMPL	Approved Manufacturer Part List
3.5	GRS	Goods Received Slip
3.6	IQC	Incoming Quality Control
3.7	MRB	Material Review Board
3.8	C.O.C	Certificate Of Conformity
3.9	AML/AVL	Approved Manufacturing List / Approved Vendor List
3.10	RTV/RTC	Return To Vendor / Return To Customer
3.11	CAF	Component Appraisal Form
3.12	IP	Inspection Plan
3.13	SQE	Supplier Quality Engineer
3.14	DTS	Dock to Stock
3.15	SCAR	Supplier Corrective Action Request
3.16	MRO	Maintenance, Repair, and Operating supplies
3.17	ME/TE/QE	Manufacturing/Testing/Quality Engineer
3.18	Standard Items	Parts that are available from the catalogs, data book and are not custom designed.
3.19	Non-Standard Items	Parts that are customized, unique and are not available from standard catalogs, data book as they are custom designed for customer
3.20	X	Document Revision Level
3.21	NPI	New Product Introduction

4.0 Responsibilities and authorities

4.1 It shall be the responsibility of the department Managers to indoctrinate this procedure to assure conformance in its entirety by employees involved in this process.

4.2 It shall be the responsibility of all employees associated with the process to assure this procedure is carried out in the manner described herein.

4.3 It shall be the responsibility of IQC to perform material inspection and release a QN to buyer who acts as the coordinator, whenever any non-conforming material is detected.

4.4 It shall be the responsibility of SQE to work with supplier to follow up incoming quality issue.

4.5 It shall be the responsibility of buyer to coordinate and assign task to the Workcell and initiate a timely and cost effective UD with approval from the workcell QE, ME, TE (if applicable) and Line Manager (if applicable).

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Jabil Circuit

Document No : 12-MT20-GEN-015-H
Effective date : 01 JUN, 2006

4.6 This is to ensure the appropriate usage decision is collectively approved and all concerned parties are notified.

4.7 It shall be the responsibility of buyer to follow up any material transactions and vendor communications resulting from the Usage Decision.

4.8 It shall be the responsibility of Business Manager / Buyer to obtain the Component Spec./Drawings from customer for all Non-Standard items. If customer can't provide the Spec./Drawings, then Buyer to obtain it from supplier/vendor.

4.9 Upon receipt the Spec./Drawings, ME to issue CAF and distribute to IQC, then SQE/IQC will prepare individual IP vs individual CAF.

4.10 The specs of Standard items will only be login DCC under special requirement fron customer. Business Manager/Buyer shall ontain the Componenet Drawing, Specification, Data books, Standard catalogs, Reference books & CD-ROM etc., shall be kept for reference purpose.

5.0 Procedure

5.1 Sampling Plan

C=0 Sampling Scheme apply to all incoming materials inspection. The inspection severity including level 4 (Normal = AQL 1.0) and level 6 (Tighten = AQL 0.65).

5.2 Dynamic Modification Rule

Dynamic modification rules are used to define the DTS criteria of receiving batch in SAP system, each rule has different criteria to put receiving batch in DTS status. Refer to Dock to Stock procedure 12-MT20-GEN-008-x.

5.3 Inspection flow

5.3.1 When the material arrive at Receiving, Reveiving personnel generate GRS and check the following items:

5.3.1.1 C.O.C, RoHS/Lead-free marking if required
5.3.1.2 Manufacturer vs AML/AVL and Manufacturing part number vs AMPL
5.3.1.3 Packing integrity
5.3.1.4 Date Code
5.3.1.5 Media Code (e.g. Tape & Reel, Tube, Tray, Bulk and Ammo etc.)

5.3.2 If the receiving lot defined as DTS lot and no discrepancy for above 5 items, the material shall be moved to unrestricted area with the "Skip" mark on FIFO color labels.

For the DTS part certification and control, refer to Dock To Stock procedure 12-MT20-GEN-008-x

5.3.3 If the receiving lot detected any discrepancies or the lot defined as non-DTS lot, pass GRS to IQC inspector for further inspection.

5.3.4 Upon receipt of GRS, IQC inspector input the inspection lot number in SAP system to find the inspection items and complete the inspection activities according to work instruction and IP.

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Jabil Circuit

Document No : 12-MT20-GEN-015-H
Effective date : 01 JUN, 2006

The inspection data and result need fill in Component Evaluation Report (Form#: 12-MT80-IQCF-014-x) for record purpose.

5.3.5 If the inspection lot passed, SAP system will automatically define UD01 in system. Inspector need stamp the "UD01" marking on FIFO color label to identify the status, and the material will be moved to unrestricted area.

5.3.6 In the event of non-conformance & discrepancy detected, QN will be issued by IQC inspector. Please refer to paragraph 5.4.

5.4 NPI material treatment and working flow.

Refer to WI 12-MT30-0GEN-0053

5.5 <u>Non- Conformance Material Treatment & Quality Notification Flow</u>

5.5.1 IQC inspector stick "On Hold" label on the packaging for pending disposition.
5.5.2 IQC inspector generate QN in SAP system and forward to responsible Buyer.
5.5.3 Buyer print out the QN hardcopy and process UD or convene a MRB meeting with Workcell QE/ME/TE (if applicable)/Line Manger (if applicable) to make an UD conclusion.
5.5.4 Afer appropriate UD is approved, buyer send the QN with final UD code to IQC.
5.5.5 IQC inspector will base on the UD** given on the QN to stick "Reject" label on packaging or mark the UD code on FIFO color label to identify the status.
5.5.6 The Accepted material will be moved to unrestricted area and Rejected material will be moved to MRB/RTV location.

*****NOTE 1:*** Usage Decision

- **UD01: Accept**
  IQC mark "UD01" on FIFO color label.
- **UD02: Accept With Deviation Found at Vendor**
  IQC mark "UD02" on FIFO color label.
- **UD03: Accept With Deviation Found at Jabil**
  IQC mark "UD03" on FIFO color label.
- **UD05: Reject and Rework**
  IQC stick "Rework" label at first. After buyer arrange supplier/production complete the rework, IQC re-buy off the materials as per 5.3.4. Stick "Reject" label if re-buy off rejected, while mark "UD05" on FIFO label if re-buy off passed.
- **UD06: Reject and Sort**
  IQC stick "Sort" label at first. After buyer arrange supplier/production complete the sorting, IQC re-buy off the materials as per 5.3.4. Stick "Reject" label on packaging of rejected material, while mark "UD06" on FIFO label for Passed material.
- **UD07: Reject and Return To Vendor**
  IQC stick "Reject" label on packaging.
- **UD08: Reject and Return To Vendor Scrap @ Jabil**
  IQC stick "Reject" label on packaging.
- **UD09: Reject Jabil Responsibility**
  IQC stick "Reject" label on packaging.

** *Note 2:* During IQC viscometer send out for calibration, MRB team can't direct waive the incoming solder paste, MRB team need to run evaluation on the line, make sure no problem then sign waive (UD03) on the QN.

5.6 <u>Monitor of supplier performance</u>

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Form#: 12-DC80-GEN-001-03-B

Jabil Circuit

Document No : 12-MT20-GEN-015-H
Effective date : 01 JUN, 2006

5.5.1 IQC feedback the incoming reject quality issue to SQE by using form 12-MT80-IQCF-0015. SQE will issue SCAR to supplier if the incoming lot rejected under supplier responsibility. Please refer to procedure 12-MT20-GEN-005-x.

5.7 Source Inspection

If the Source Inspection at supplier's premises required by management, SI and SSI procedure 12-MT20-GEN-016-x shall be followed. The materials passed SI or SSI inspection shall be exempted from incoming inspection.

6.0 Record

No.	Title	Retention	Distribution
1	QN	Minimum 3 year in SAP system	None
2	QN hardcopy with UD approval	Minimum 1 year by IQC	None
3	Component Evaluation Report	Minimum 1 year by IQC	None

7.0 Associated procedures and references

7.1	12-IC20-GEN-001-x	Inventory Control Procedure
7.2	12-MT20-GEN-005-x	Supplier Corrective Action and Preventive Action
7.3	12-MT20-GEN-008-x	Dock To Stock procedure
7.4	12-MT20-GEN-016-x	SI and SSI procedure
7.5	12-DC20-GEN-001-x	Document control procedure
7.6	12-PR30-0GEN-0003-x	Lead-Free/RoHS Incoming Goods Identification Instruction
7.7	00-MT10-1000-001-x	Component and PCB Age Policy
7.8	Appendix A	IQC inspection flow chart

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Form#: 12-DC80-GEN-001-03-B

Jabil Circuit

Document No : 12-MT20-GEN-015-H
Effective date : 01 JUN, 2006

Appendix A IQC inspection flow chart

Start
Receiving inspection
AMPL/AVL, D/C, Media code, Packing, CoC, RoHS/LF
Pass
DTS lot?
Yes
No
Fail
Automatic UD01. Show "Skip" on FIFO label
IQC inspection per WI/IP
Eval. as pass lot?
Yes
No
Raise QN in SAP and assign to buyer
Can UD be made?
No
Buyer assign tasks to workcell until UD be made
Yes
Buyer reply UD to IQC
SQE issue SCAR for the reject under supplier responsibility. 12-MT20-GEN-005-x
IQC complete tasks per UD
IQC Identify the inspection status
End

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Form#: 12-DC80-GEN-001-03-B

EXHIBIT G

Form of Change Order Request

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

Details

Learn | Help | Publications | E-mail Page | Hot Links | Copy Page

Search: Go

Home Product Change Library

Problem Reports Change Requests Change Notices Change Monitor | Details

Change Request ECR NAMING CONVENTIONS Recent Changes:

ECR NAMING CONVENTIONS

Update Go

Number:	33003		
Description:	11212		
Responsible Product:	Test		
Type:	Change Request		
Created by:	JAbboreno	Change Admin I:	
Change Request Classification:	Cost Reduction	Team:	33003 - ECR NAMING CONVENTIONS4007
Priority:	Low	State:	Open - Under Review - Implementation - Resolved - Cancelled
Created:	2007-02-14 14:20:09 CST	Track:	
Last modified:	2007-02-14 14:22:44 CST	Change Review Board approval:	
Need by:		Resolved:	
Submitted:			
Proposed Solution:	121		
Recurring cost estimate:		Non-recurring cost estimate:	
Change Review Board decision:			
Change Review Board comments:			

Additional Properties

http://01s03tptr05.zebra.lan/Windchill/servlet/Windch...ObjPropsAoid=wt.change2.WTChangeRequest2%3A77994&u8=1 (1 of 4)2/14/2007 2:50:13 PM

Details

Attribute	Value
E01. ECR Origin	VH - SPS Table
E02. Is testing required?	No
E03. Is form, fit or function affected?	N/A
E04. Can the new item be used in older product(s)?	N/A
E05. Can the old item be used in new product(s)?	N/A
E06. Zebra Repair Depot affected?	No
E07. Custom - OEM product(s) affected?	No
E08. WA New Item Release?	
E09. Is Technical Documentation affected?	
E10. Assembly procedure(s) affected?	
E11. Testing procedure(s) affected?	
E12. Assembly fixture(s) - tool(s) affected?	
E13. BOM(s) change?	
E14. Configurator(s) - CPCR(s) change?	
E15. Track printer(s) serial number?	
E16. Track PCBA(s) serial number?	
E17. Service Bulletin(s) required?	
E18. Spares Kit(s) affected?	
E19. Zebra website affected?	
E20. Is current supplier cabable?	
E21. Supplier lead time	
E22. Supplier tool(s) affected?	
E23. Supplier tool(s) down - lead time required	
E24. Is radio operation affected?	
I01. ECR Rejected	
I02. Estimated Effective Date	
I03. Status	
I04. BOM updated?	
I05. Serial number?	
I06. Inventory validated?	
I07. Mfg. Engr. Complete Date	
I08. Comments	
I09. Item Number affected 1	
I10. Implementation Date 1	
I11. Buyer 1	
I12. Buyer response date 1	
I13. Item Number affected 2	
I14. Implementation Date 2	
I15. Buyer 2	
I16. Buyer response date 2	
I17. Item Number affected 3	
I18. Implementation Date 3	
I19. Buyer 3	

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Details

I20. Buyer response date 3	
I21. Item Number affected 4	
I22. Implementation Date 4	
I23. Buyer 4	
I24. Buyer response date 4	
I25. Item Number affected 5	
I26. Implementation Date 5	
I27. Buyer 5	
I28. Buyer response date 5	

Affected End Items ?

Name	Actions	Number	Created
Test		TEST	2006-12-20 09:41:08 CST

Affected Data ?

Copy

All	Name	Actions	Number	Version	State	Created by	Last modified
	33300DT		0000002029	A	In Work	JAbboreno	2007-02-14 14:18:43 CST
	DR Test Item 2		0000002022	A	Released	EChmielewski	2007-02-14 11:55:20 CST
	PAF DR Test 2		0000002027	A	Released	EChmielewski	2007-02-14 11:58:09 CST
	TEST VH		0000002020	A	In Work	ABalusu	2007-02-14 09:52:03 CST

Related Problem Reports ?

Name	Actions	Number	Change Admin I	Priority	Requested by	State
No Items to Display						

Related Change Notices ?

Name	Actions	Number	Change Admin I	Created by	Need by	State
No Items to Display						

Attachments ?

File name	Format	File size	Last modified	Created by
No Items to Display				

Signatures ?

Signed By	Role	Task	Task Outcome	Date Signed
No Items to Display				

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Details

Subscriptions

Subscribe

Event	Value	Subject	Expiration Date	Recipient
No Items to Display				

Related Processes

Process	State	Owner
Zebra Change Request Workflow_33003 - ECR NAMING CONVENTIONS	Running	JAbboreno

Problem Reports | Change Requests | Change Notices | Change Monitor | **Details**

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EXHIBIT H

Form of Change Order Approval

Same form as Exhibit G.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT I

Form of Weekly Forecast/SDS Contract

SDS Report

Example of an SDS Report:

SDS Purchase Order:	112417	Item: 207200-002 - FRAME LOWER TLP 4”	Revision Lvl: C MCC : A

Supplier Item Text—JIT PART/26PER BX/25 BXS PER PLT/2PLTS PER RI	Buyer: VDS/BIN; Jolly

—Contact Planner : VDS/BIN; Jolly—	CLASS CODE 496 :PLASTIC INJECTION MOLDED

Dlv Week	Past Due	05-JAN-07	12-JAN-07	19-JAN-07	26-JAN-07	02-FEB-07
Item	QTY	QTY	QTY	QTY	QTY	QTY
207200-002		3,900	2,600	2,600	2,600	2,600

“02	03	04	05,06,07
QTY	QTY	QTY	QTY
7,800	13,000	11,700	24,700

**	Balance Remaining for Month

SDS Purchase Order Qty:	130,000	Balance Remaining:	1690
Last Receipt Date:	12-29-2006	Last Receipt Quantity:	650	Total Received (12-24-06 To 12-30-06)	1,950
Effective Date:	03-23-2006

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT J

[*** Redacted]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT K

KPIs for Approved Warehouses

[To be provided upon implementation of a vendor managed inventory program]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT L

Format for Tracking Cost Savings Initiatives

[*** Redacted]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT M

Foreign Currency Calculation Method

a)	All references to “month” in this section shall be read as “calendar month.”

b)	The following details how certain currencies will be established:

Euro Based Currencies

The Euro outright forward contract rates are calculated as follows (i) spot rate against Euro as defined by the European Central Bank (www.ECB.int) as at the second to last Thursday of the month plus (ii) the average forward points for two (2) months as calculated by the difference between forward minus spot rate from the table “Euro Spot Forward Against the Euro” published by the Financial Times (“FT”) on the second to last Thursday of the month for the closing values of the second to last Wednesday of the month of WM/Reuters. The average rate is determined from the one (1) month and three (3) month forward rates divided by two based on the FT.

United States Dollar Based Currencies

Rates against United States Dollar are calculated as follows (i) spot rate against United States Dollar calculated through cross rate based on the rate as defined by the European Central Bank (www.ECB.int) as at the second to last Thursday of the month plus (ii) the average forward points for two (2) months as calculated by the difference between forward minus spot rate from the table “Dollar Spot Forward Against the Dollar” published by the FT on the second to last Thursday of the month for the closing values of the second to last Wednesday of the month of WM/Reuters. The average rate is determined from the one (1) month and three (3) month forward rates divided by two based on the FT.

Indian Rupee

Rates for Indian Rupees are calculated as follows (i) spot rate against United States Dollar or Euro as defined by the Reserve Bank of India (www.rbi.org.in) as at the second to last Thursday of the month plus (ii) average forward points for two (2) months as calculated by the difference between forward minus spot rate from the table “Dollar Spot Forward Against the Dollar” or “Euro Spot Forward Against the Euro”, respectively (as applicable), published by the FT on the second to last Thursday of the month for the closing values of the second to last Wednesday of the month of WM/Reuters. The average rate is determined from the one (1) month and three (3) month forward rates divided by two based on the FT.

Brazilian Real

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

The Brazilian Real is an exception. The forward rates will be as published on the second to last Thursday of the month by Bolsa de Mercadorias e Futuros (“BMF”) (www.bmf.com.br) for the referential rates of exchange of Brazilian Real against United States Dollar as at the second to last Wednesday of the month. The average rate is determined from the one (1) month, two (2) month and three (3) month forward rates divided by three based on the BMF rates

The spot for Brazilian Real, if necessary, will be calculated as the average between bid and offer rates as published by the Central Bank of Brazil (www.bcb.gov.br) for the closing rate for the exchange of Brazilian Real against United States Dollar as at the second to last Wednesday of the month.

Mexican Peso

The spot rate for Mexican Peso, if necessary, will be established as the Auction Exchange Rate as published by the Bank of Mexico (www.banxico.org.mx) for the Average closing rate for the exchange of Mexican Peso against the United States Dollar as at the second to last Wednesday of the month plus (ii) average forward points for two (2) months as calculated by the difference between forward minus spot rate from the table “Dollar Spot Forward Against the Dollar” or “Euro Spot Forward Against the Euro”, respectively (as applicable), published by the FT on the second to last Thursday of the month for the closing values of the second to last Wednesday of the month of WM/Reuters. The average rate is determined from the one (1) month and three (3) month forward rates divided by two based on the FT.

Malaysian Ringgit

Rates for Malaysian Ringgits are calculated as follows (i) spot rate against United States Dollar or Euro as the Latest Published Rate at 1600 HR published by the Bank of Negara Malaysia (www.bnm.gov.my) as at the second to last Thursday of the month plus (ii) average forward points for two (2) months as calculated by the difference between forward minus spot rate from the table “Dollar Spot Forward Against the Dollar” published by the FT on the second to last Thursday of the month for the closing values of the second to last Wednesday of the month of WM/Reuters. The average rate is determined from the one (1) month and three (3) month forward rates divided by two based on the FT. The Euro forward points will be calculated from the cross rates of United States Dollar and Euro forward rates.

Chinese Renminbi

Rates for the Chinese Renminbi will be determined via a mutually agreeable process until publicly available websites are able to provide both the spot and forward rates as applicable.

Other Currencies

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

For other currencies not defined above, a mutually agreed process of establishing such rates will be defined.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

EXHIBIT N

[*** Redacted]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.